-------------------------------------------------------------------------------
                                    SELIGMAN

                                   [WORLD MAP]

                               SELIGMAN HENDERSON
                            GLOBAL FUND SERIES, INC.

                               International Fund

                          Emerging Markets Growth Fund

                        Global Growth Opportunities Fund

                          Global Smaller Companies Fund

                             Global Technology Fund

--------------------------------------------------------------------------------
               INVESTING AROUND THE WORLD FOR CAPITAL APPRECIATION

                        APRIL 30, 1997 o MID-YEAR REPORT

--------------------------------------------------------------------------------
J. & W. SELIGMAN & CO. INCORPORATED
OVER THE LONG TERM

J. & W. Seligman & Co. Incorporated has been providing financial services for more than 130 years. Since 1864, Seligman has followed a long-term approach to making money for its clients by managing investment products and providing services of the highest quality.

SELIGMAN HENDERSON CO.
THE EXPERIENCED GLOBAL MANAGER

The global and international investments of the Seligman Group of Funds are managed by Seligman Henderson Co., a joint venture established by Seligman of New York and Henderson plc of London in 1991. Together, the two firms have more than 200 years of investment experience, and manage more than $35 billion in combined assets. Seligman manages more than 50 investment portfolios, including Tri-Continental Corporation, which was established in 1929. Henderson manages more than 60 investment portfolios, including four that were launched before 1900.

GLOBAL INVESTMENT CAPABILITIES

Seligman and Henderson combined employ more than 100 investment professionals, organized into investment teams. Seligman Henderson believes its team approach to managing global investments ensures a free exchange of ideas and information from investment professionals, with unique insight into each of the world's geographic regions. Seligman Henderson is headquartered in New York, and Henderson has additional offices in London, Singapore, and Tokyo.

[PHOTO]
SELIGMAN
ESTABLISHED 1864

[PHOTO]
HENDERSON
INVESTING SINCE 1872

[WORLD MAP]

--------------------------------------------------------------------------------
TO THE SHAREHOLDERS

   We are pleased to provide you with this Mid-Year Report for Seligman Henderson Global Fund Series, Inc., which includes Seligman Henderson International Fund, Seligman Henderson Emerging Markets Growth Fund, Seligman Henderson Global Growth Opportunities Fund, Seligman Henderson Global Smaller Companies Fund, and Seligman Henderson Global Technology Fund. Overall, the investment results for the six months ended April 30, 1997, were strong. Fund-specific information begins on page 2.

   In the US, economic growth improved steadily during the period, with exceptionally low inflation. Nevertheless, the Federal Reserve Board raised interest rates on March 25. The positive economic fundamentals were supported by the strength of the US Dollar, which rose quite strongly against most European currencies and the Yen. In the equity market, corporate profit growth remained solid, first quarter earnings exceeded analysts' expectations, and continued net mutual fund inflows improved the overall performance of the equity market, despite increased volatility in March and April.

   Economic strength persisted in the UK, driven by improving consumption that led to a very strong Sterling. Sterling's strength, however, began to dampen the profit outlook for export companies. The UK equity market rose despite concerns about the possibility of rising interest rates and lower corporate earnings growth. However, the main event affecting the UK was the General Election on May 1, which marked a landslide victory for the Labour Party after 18 years of Conservative rule. The first action of the new government was to increase short-term interest rates by 0.25%, and to allow the Bank of England to set interest rate policy. Overall, this news was seen as positive, prompting a further rise in both the equity and bond markets.

   In Continental Europe, economic growth took some time to get under way, but improved by late 1996. The significant weakness of most currencies against the US Dollar accelerated the process, leading to an export-driven recovery. While easy monetary policy continued with no significant changes in interest rates, fiscal policy remained tight, as most countries sought to meet the budget deficit criteria required for monetary union by the Maastricht Treaty. Overall, the background was favorable for the Continental European equity markets, which performed very well as a group through April. However, the Socialist victory in the recent French elections has caused some concern as to whether the austere fiscal policies dictated by the Maastricht Treaty are still politically feasible. Though European Monetary Union remains likely, it may be delayed, or may include more countries than originally planned, such as Italy and Spain. Nonetheless, the current upswing in the economic cycle may help the French Socialist government reconcile domestic needs for jobs and economic growth with the sober fiscal practices outlined in the Maastricht Treaty. While the French markets will probably be volatile in the short term, they should stabilize as policy changes are implemented.

   In Japan, interest rates stood at record lows. This substantially weakened the Yen, which created a positive environment for the export sector. The domestic economy improved somewhat, at least statistically, but confidence remained very low. Consequently, the equity markets posted poor results despite the continued recovery of corporate profits.

   Elsewhere in the Pacific, the picture was mixed. China appeared to be easing monetary policy, giving a boost to the economies of Hong Kong and Taiwan. The Thai equity market collapsed, leading to fears of overheating and currency problems elsewhere in Southeast Asia. In Latin America, markets posted very strong performance, as the economies generally improved and there were significant international cash inflows.

   Looking ahead, we believe the overall environment for global equity markets and the Funds remains favorable. Global equity markets should continue to be supported by reasonable economic growth, stable inflation, and stable-to-easy monetary policies.

By order of the Board of Directors,

/s/William C. Morris               /s/Brian T. Zino     /s/Iain C. Clark
--------------------               ----------------     -----------------
William C. Morris                  Brian T. Zino        Iain C. Clark
Chairman                           President            Chief Investment Officer
                                                        Seligman Henderson Co.

May 30, 1997

                                                                            ----

--------------------------------------------------------------------------------
SELIGMAN HENDERSON
GLOBAL FUND SERIES, INC.

---------------------------------------------------------------------------------------------------------------------------
                                                       EMERGING        GLOBAL GROWTH     GLOBAL SMALLER      GLOBAL
INVESTMENT RESULTS                 INTERNATIONAL    MARKETS GROWTH     OPPORTUNITIES        COMPANIES      TECHNOLOGY
APRIL 30, 1997                         FUND              FUND              FUND               FUND            FUND
---------------------------------------------------------------------------------------------------------------------------
 NET ASSETS (in millions)
 Class A                              $46.6             $39.6             $106.5             $386.5           $520.1
 Class B                                4.7              22.2               14.6              179.7             32.4
 Class D                               42.5              28.2               59.3              331.8            203.7
                                     ------            ------            -------            -------          -------
 Total                                $93.8             $90.0             $180.4             $898.0           $756.2
---------------------------------------------------------------------------------------------------------------------------
 CAPITAL GAIN DISTRIBUTIONS
 (Class A, Class B, and Class D)*    $0.885                --                 --             $0.730               --
---------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURNS**
 Class A
    Six Months:
      With sales charge1               0.86%            12.22%              0.35%             (6.79)%           8.76%
      Without sales charge2            5.91             17.85               5.32              (2.12)           14.15
 Class B
    Six Months:
      With CDSL1                       0.44             12.31              (0.01)             (7.17)            8.80
      Without CDSL2                    5.44             17.31               4.99              (2.53)           13.80
 Class D
    Six Months:
      With CDSL1                       4.44             16.31               3.99              (3.46)           12.80
      Without CDSL2                    5.44             17.31               4.99              (2.53)           13.80
---------------------------------------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL
    RETURNS
 Class A
    One Year:
      With sales charge1              (2.60)%             n/a              (0.70)%            (6.85)%           0.86%
      Without sales charge2            2.28               n/a               4.29              (2.18)            5.91
    Five Years:
      With sales charge1               9.97               n/a                n/a                n/a              n/a
      Without sales charge2           11.06               n/a                n/a                n/a              n/a
    Since inception:                 4/7/92           5/28/96**          11/1/95             9/9/92          5/23/94
      With sales charge1              10.10              6.53               8.81              18.57            23.44
      Without sales charge2           11.16             11.91              12.45              19.84            25.52
 Class B
    One Year:
      With CDSL1                      (3.37)%             n/a              (1.43)%            (7.55)%           0.17%
      Without CDSL2                    1.44               n/a               3.57              (2.93)            5.17
    Since inception:                4/22/96           5/28/96**          4/22/96            4/22/96          4/22/96
      With CDSL1                      (2.25)             6.06               0.71              (4.33)            5.89
      Without CDSL2                    1.52             11.06               4.62              (0.63)            9.80
 Class D
    One Year:
      With CDSL1                       0.48               n/a               2.57              (3.85)            4.17
      Without CDSL2                    1.44               n/a               3.57              (2.93)            5.17
    Since inception:                9/21/93           5/28/96**          11/1/95             5/3/93          5/23/94
      With CDSL1                        n/a             10.06                n/a                n/a              n/a
      Without CDSL2                    7.65             11.06              11.65              17.10            24.52
---------------------------------------------------------------------------------------------------------------------------

----
2

--------------------------------------------------------------------------------
SELIGMAN HENDERSON
GLOBAL FUND SERIES, INC.

---------------------------------------------------------------------------------------------------------------------------
                                                       EMERGING        GLOBAL GROWTH     GLOBAL SMALLER      GLOBAL
                                   INTERNATIONAL    MARKETS GROWTH     OPPORTUNITIES        COMPANIES      TECHNOLOGY
                                       FUND              FUND              FUND               FUND            FUND
---------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE
 April 30, 1997
    Class A                          $17.28             $7.99              $8.51             $14.12           $12.91
    Class B                           16.75              7.93               8.42              13.65            12.62
    Class D                           16.75              7.93               8.42              13.65            12.62
 October 31, 1996
    Class A                           17.17              6.78               8.08              15.14            11.31
    Class B                           16.74              6.76               8.02              14.72            11.09
    Class D                           16.74              6.76               8.02              14.72            11.09
---------------------------------------------------------------------------------------------------------------------------
 MAXIMUM OFFERING PRICE PER
    SHARE
 April 30, 1997
    Class A                          $18.14             $8.39              $8.93             $14.82           $13.55
    Class B                           16.75              7.93               8.42              13.65            12.62
    Class D                           16.75              7.93               8.42              13.65            12.62
 October 31, 1996
    Class A                           18.03              7.12               8.48              15.90            11.87
    Class B                           16.74              6.76               8.02              14.72            11.09
    Class D                           16.74              6.76               8.02              14.72            11.09
---------------------------------------------------------------------------------------------------------------------------

  * Represents per share amount paid on November 22, 1996.
 ** Returns for periods of less than one year are not annualized.
  1 Represents the average compound rate of return per year over the specified period, and reflects the changes in price and assumes all distributions within the periods are invested in additional shares; also reflects the effect of the 4.75% maximum initial sales charge for Class A or the contingent deferred sales load ("CDSL") for Classes B and D, if applicable. No adjustment was made to the International Fund Class A shares' performance for periods prior to September 21, 1993, the commencement date of the annual Administration, Shareholder Services and Distribution Plan fee of up to 0.25% of average daily net assets of Class A shares.
  2 Represents the rate of return as above, but does not reflect the effect of the 4.75% maximum initial sales charge or CDSL.

THE PERFORMANCES OF CLASS B AND CLASS D SHARES WILL BE GREATER OR LESS THAN THE PERFORMANCE SHOWN FOR CLASS A SHARES, BASED ON THE DIFFERENCES IN SALES CHARGES AND FEES PAID BY SHAREHOLDERS. PERFORMANCE DATA QUOTED REPRESENT CHANGES IN PRICES AND ASSUME THAT ALL DISTRIBUTIONS WITHIN THE PERIODS ARE INVESTED IN ADDITIONAL SHARES. THE RATES OF RETURN WILL VARY AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. SHARES, IF REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE INVESTMENT RESULTS.

NOTE: THERE ARE SPECIFIC RISKS ASSOCIATED WITH GLOBAL INVESTING, SUCH AS CURRENCY FLUCTUATIONS, FOREIGN TAXATION, DIFFERENCES IN FINANCIAL REPORTING PRACTICES, AND RAPID CHANGES IN POLITICAL AND ECONOMIC CONDITIONS.

                                                                            ----

--------------------------------------------------------------------------------
SELIGMAN HENDERSON
INTERNATIONAL FUND

IAIN C. CLARK,
PORTFOLIO MANAGER

[PHOTO]
INTERNATIONAL TEAM: (FROM LEFT) JAMES ROBINSON, BEN ELWES, IAIN C. CLARK (PORTFOLIO MANAGER), DAVID THORNTON, PETER BASSETT, (SEATED) STACEY NAVIN, KIRSTEEN MORRISON

SELIGMAN HENDERSON INTERNATIONAL FUND, WHICH COMMENCED INVESTMENT OPERATIONS ON APRIL 7, 1992, SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN THE STOCKS OF LARGER-SIZED COMPANIES OUTSIDE THE US.

       During the past six months, international markets generally rose, and the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index was up 1.72% in US Dollar terms. Japan was the notable exception, as both its stock market and currency were weak. Changing expectations regarding the outlook for US interest rates led to increased volatility and a developing divergence in performance among international equity markets.

UK

       In the UK, the healthy rate of economic growth, which ran at a 4% annualized rate, characterized the period. Though the UK market performed well in the last six months, the recent strength of Sterling may hamper future corporate profitability. The UK weighting was reduced from 16.7% to 15.6%, and strategy was changed to focus on domestic-related stocks -- whose profits would not be subject to currency-related losses -- such as United Utilities, a water utility.

CONTINENTAL EUROPE

       In Continental Europe, economic growth continued, albeit unevenly. The underlying trend is upward, and very low interest rate levels combined with weak domestic currencies should ensure that growth continues. The Fund's overall investment in Continental Europe was increased from 38.8% to 43.4%. Specifically, the Fund's holdings in Spain and Sweden were slightly reduced, while holdings in the Netherlands and Germany were increased. Regarding sector allocations, holdings in banking were reduced, while the Fund's weighting in certain industrial cyclical sectors, including metal stocks such as Thyssen, a German steel products manufacturer, were increased in anticipation of heightened economic growth.

JAPAN

       The economic recovery in Japan continued slowly. Domestic investors, however, remained extremely nervous, and focused on the potential for further fiscal tightening in 1997. We believe equity prices should rise, given our positive view of Japan's rate of growth and the market's low equity valuations, as measured by both price-to-book value and price-to-cash flow ratios. New investments in Japan have been primarily in domestic-related companies that should benefit from an economic upturn, such as Autobacs Seven, a manufacturer and retailer of automobile and truck parts.

----
4

--------------------------------------------------------------------------------
SELIGMAN HENDERSON
INTERNATIONAL FUND

PACIFIC/EMERGING MARKETS

       In the Pacific, where the electronics sector accounts for a significant percentage of regional exports, economic growth was assisted by the worldwide acceleration of the electronics industry. As for the stock markets, performance was mixed. The best-performing markets were in Hong Kong, China, and Taiwan, which were boosted by strong domestic liquidity. Overall, the Fund's weighting in the Pacific was reduced to 8.3% from 15.4%, as we believe better investment opportunities exist elsewhere. On the other hand, the Fund's weighting in the emerging markets was increased from 5.4% to 11.3%. We expect Latin American and Emerging European markets will perform well due to strong economic growth and increased capital inflows.

OUTLOOK

       Overall, the economic and interest-rate backgrounds remain positive for most international markets. We expect several more years of growth with low inflation. Despite the recent Socialist victory in France, our preferred regions are Continental Europe, Japan, and the emerging markets, where corporate profit growth still has the potential to be strongest.

                                                                            ----

--------------------------------------------------------------------------------
SELIGMAN HENDERSON
INTERNATIONAL FUND

LARGEST PORTFOLIO CHANGES
DURING THE SIX MONTHS ENDED APRIL 30, 1997

                                          SHARES
                                     ---------------------
                                                  HOLDINGS
ADDITIONS                             INCREASE     4/30/97
---------                        .    --------   ---------
Akzo Nobel (Netherlands) ..........     7,456        7,456
Banco Bilbao Vizcaya (Spain) ......    14,678       14,678
Credit Communal Holding/
  Dexia (Belgium) .................     9,305        9,305
Desc (ADRs) (Mexico) ..............    29,694       29,694
Dixons Group (UK) .................    85,000       85,000
ENI (Italy) .......................   167,631      167,631
IRSA Inversiones y
  Representaciones (GDRs)
  (Argentina) .....................    19,000       19,000
National Power (UK) ...............   125,000      125,000
Philips Electronics (Netherlands)..    22,412       22,412
Usinor Sacilor (France) ...........    83,996       83,996

                                          SHARES
                                   -----------------------
                                                  HOLDINGS
REDUCTIONS                            DECREASE     4/30/97
---------                             --------   ---------
BAA (UK) .........................    116,000           --
Banco de Santander (Spain) .......     22,284           --
Deutsche Bank (Germany) ..........     23,950           --
DSM (Netherlands) ................      8,973           --
HSBC Holdings (UK) ................    38,800       18,000
Istituto Nazionale delle
  Assicurazioni (Italy) ..........    794,477           --
Nippon Telegraph
  & Telephone (Japan) .............       112          231
Siebe (UK) .......................     90,000           --
Societe Generale (France) ........     10,303           --
Westpac Banking (Australia) ......    174,000       61,400

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

PERCENTAGE OF INVESTMENTS BY COUNTRY
AT APRIL 30, 1997

Japan                    21.4%
United Kingdom           15.6
Germany                  10.1
France                    9.9
Netherlands               6.5
Switzerland               6.5
Spain                     3.7
Brazil                    3.0
Sweden                    2.6
Italy                     2.5
Australia                 1.8
Hong Kong                 1.7
Mexico                    1.6
Argentina                 1.5
India                     1.5
Peru                      1.2
Malaysia                  1.1
Taiwan                    1.1
Belgium                   1.0
Singapore                 1.0
China                     0.7
Denmark                   0.6
Portugal                  0.6
Russia                    0.6
Hungary                   0.5
Croatia                   0.4
Czech Republic            0.4
Indonesia                 0.4
South Korea               0.4
Thailand                  0.1
-----------------------------
Total                   100.0%

LARGEST PORTFOLIO HOLDINGS
AT APRIL 30, 1997

SECURITY                                       VALUE
-----------                                ------------
Toshiba (Japan) .......................      $1,990,706
Pioneer Electronic (Japan) ............       1,930,850
Nippon Telegraph & Telephone (Japan) ..       1,628,298
Mitsubishi Materials (Japan) ..........       1,493,266
Sumitomo Metal Industries (Japan) .....       1,416,114
STET Societa' Finanzaria
  Telefonica (Italy) ..................       1,370,370
ING Groep (Netherlands) ...............       1,369,761
Cie Generale des Eaux (France) ........       1,287,802
Usinor Sacilor (France) ...............       1,270,855
Tesco (UK) ............................       1,270,708


----
6

--------------------------------------------------------------------------------
SELIGMAN HENDERSON
EMERGING MARKETS GROWTH FUND

PETER BASSETT,
PORTFOLIO MANAGER

[PICTURE]

     INTERNATIONAL TEAM:(FROM LEFT) NICHOLAS VARDY, MONICA BALL, PETER BASSETT (PORTFOLIO MANAGER), KIRSTEEN MORRISON

SELIGMAN HENDERSON EMERGING MARKETS GROWTH FUND, WHICH COMMENCED OPERATIONS ON MAY 28, 1996, SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN EQUITY SECURITIES OF EMERGING MARKETS AROUND THE WORLD.

       In the last six months, the International Finance Corporation (IFC) Global Composite Index, a leading emerging markets index, rose 7.8% in US Dollar terms. Capital inflows to emerging markets were strong, as both North American and European investors renewed their interest in these markets. The regions which benefited most from this investment trend were Emerging Europe, particularly Eastern Europe, and Latin America, which was quietly successful in 1996. In contrast, limited inflows to the Pacific reflected a decline in investor interest, which was due primarily to a downturn in economic conditions.

LATIN AMERICA

       During the past six months, Latin American markets were strong, as reflected by the 20% increase in the IFC Latin America Index. While the 32.7% rise in the Brazilian market -- caused by foreign recognition of the value this market offered -- was notable, other markets also performed well. The continuing performance of the Argentinean economy pushed its market ahead 23.8%, while Mexico's market rose 15.5%. Smaller markets were also buoyant, with Colombia up 20.2% and Peru rising 11.2%. The Fund continued to hold larger core companies such as Telebras, a provider of telecommunications services in Brazil, and added stocks such as IRSA Inversiones y Representaciones, a real estate developer in Argentina.

CENTRAL/SOUTHERN EUROPE

       Central/Southern Europe remained one of the most exciting emerging investment areas. The Russian market's 66.2% increase drove the region's overall results, though many other markets also benefited from significant capital inflows, with Hungary up 39.5%. The only significant exception in Central Europe was the Czech Republic, which experienced domestic economic problems, and where the market was flat over the period. Southern European markets were also buoyant, with Greece rising 33.6%, Portugal up 16.6%, and Turkey up 28.6%. Investments in this region included some of the Fund's best performers, such as Tatneft, an explorer and producer of oil and gas in Russia; Pliva, a manufacturer of pharmaceutical products in Croatia; and Portugal Telecom, a provider of telecommunications services. Overall, the decision to overweight Central/Southern Europe was highly beneficial.

PACIFIC

       Pacific markets were mixed in the last six months. Taiwan rose 25.1% as lower interest rates increased domestic liquidity. On the other hand, South Korea's market was adversely affected by both the Yen's weakness and political uncertainty, falling 23.1%. Overall, markets in the Association of South East Asian Nations (ASEAN) countries were weak, though Indonesia managed to rise 7.0%. In Thailand, worries about the domestic currency and financial system caused the market to fall 27.6%. With the exception of Taiwan, the Fund was not significantly invested in this region, a policy which lifted the Fund's performance relative to the IFC Global Composite Index.

                                                                            ----

--------------------------------------------------------------------------------
SELIGMAN HENDERSON
EMERGING MARKETS
GROWTH FUND


INDIAN SUBCONTINENT/AFRICA

       Generally, equity markets in the Indian Subcontinent performed well due to foreign and domestic investments, with India rising 11.1%. Here, investors were attracted by falling domestic interest rates and a budget which included substantial economic reforms. Despite political instability toward the end of the period, the Indian market had a strong rally in April. The market in Pakistan was similarly lifted due to hopes of reform, rising 11.3% as negotiations between the new government and the International Monetary Fund proceeded. South Africa continued to be hampered by high domestic interest rates, and the market posted an increase of only 5.5%. Overall, the Fund benefited from its investments in quality growth stocks, including Videsh Sanchar Nigam, a provider of international telecommunications services in India, which had particularly strong performance.

OUTLOOK

       The combination of steady economic growth in most of the world and benign interest rate levels creates a promising environment for emerging markets and the Fund. Sentiment among international investors remains extremely positive, with low valuations and good growth forecasts attracting increased attention. We believe the resulting inflows of capital are likely to drive emerging markets higher. Current markets for which the outlook is positive, and in which the Fund is substantially invested, include Brazil, Russia, Hungary, Taiwan, and China. The Fund continues to maintain a portfolio of larger, high-quality companies that should benefit from this positive economic environment.

----
8

--------------------------------------------------------------------------------
SELIGMAN HENDERSON
EMERGING MARKETS
GROWTH FUND

LARGEST PORTFOLIO CHANGES
DURING THE SIX MONTHS ENDED APRIL 30, 1997

                                                   SHARES
                                          -------------------------
                                                           HOLDINGS
ADDITIONS                                  INCREASE        4/30/97
-------------                            -----------    -----------
Banco Santander Chile
  (ADRs) (Chile) ..................         65,200          65,200
Bufete Industrial
  (ADRs) (Mexico) .................         50,200          50,200
Empresas ICA Sociedad
  Controladora (ADRs) (Mexico) ....         72,500          72,500
Liberty Life Association
  of Africa (South Africa) ........         43,000          43,000
Lojas Arapua (ADRs) (Brazil) ......     49,235,300      49,235,300
Nizhny Novgorod Telephone
  (RDCs) (Russia) .................             13              13
Petroleo Brasileiro (Brazil) ......      7,400,000       7,400,000
Siliconware Precision
  Industries (GDRs) (Taiwan) ......         80,000          80,000
Taiwan Opportunities
  Fund (Taiwan) ...................         87,000         140,000
Tatneft (ADRs) (Russia) ...........         20,400          20,400



                                                   SHARES
                                          -------------------------
                                                           HOLDINGS
REDUCTIONS                                DECREASE         4/30/97
-------------                            -----------    -----------
Bangkok Bank (Thailand) ...........         55,000              --
Companhia Cervejara
  Brahma (Brazil) .................         59,500              --
Companhia Energetica de
  Sao Paulo (ADRs) (Brazil)                 38,700              --
Disco (ADRs) (Argentina) ..........         36,000              --
Hellenic Bottling (Greece) ........         17,600              --
Komercni Banka
  (GDRs) (Czech Republic) .........         23,000              --
Quimica Minera
  Chile (ADRs) (Chile) ............          8,500              --
Santa Isabel (ADRs) (Chile) .......         22,500              --
South African Breweries
  (South Africa) ..................         23,100              --
SPT Telecom (Czech Republic) ......          4,900              --

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.


PERCENTAGE OF INVESTMENTS BY COUNTRY
AT APRIL 30, 1997

Brazil .............     13.8%
Taiwan .............     10.5
Mexico .............     10.2
China ..............      7.2
India ..............      6.9
Russia .............      5.9
South Africa .......      5.9
Malaysia ...........      4.8
Argentina ..........      3.9
Hungary ............      3.6
Philippines ........      3.6
South Korea ........      3.3
Egypt ..............      3.0
Indonesia ..........      2.9
Croatia ............      2.9
Portugal ...........      2.9
Chile ..............      2.2
Peru ...............      2.2
Thailand ...........      2.0
Turkey .............      0.9
Slovenia ...........      0.8
Greece .............      0.5
Czech Republic .....      0.1
-----------------------------
Total ..............    100.0%

LARGEST PORTFOLIO HOLDINGS
AT APRIL 30, 1997


SECURITY                                       VALUE
-----------                                ------------
Telebras (ADRs) (Brazil) ................   $3,358,284
Taiwan Opportunities Fund (Taiwan) ......    2,230,200
Qingling Motors (China) .................    1,591,021
Siliconware Precision Industries
  (GDRs) (Taiwan) .......................    1,573,600
Petroleo Brasileiro (Brazil) ............    1,555,733
Tatneft (ADRs) (Russia) .................    1,496,952
Hindalco Industries (GDRs) (India) ......    1,462,500
Perez (ADRs) (Argentina) ................    1,426,806
China Steel (GDRs) (Taiwan) .............    1,390,925
China Everbright-IHD Holdings (China) ...    1,370,601

                                                                            ----

--------------------------------------------------------------------------------
SELIGMAN HENDERSON
GLOBAL GROWTH
OPPORTUNITIES FUND

NITIN MEHTA AND
LORIS MUZZATTI,
PORTFOLIO MANAGERS

[PHOTO]
INTERNATIONAL TEAM: (FROM LEFT) BEN ELWES, DAVID THORNTON, MICHAEL WOOD-MARTIN, PETER BASSETT, (SEATED) STACEY NAVIN, NITIN MEHTA (PORTFOLIO MANAGER), KIRSTEEN MORRISON

[PHOTO]
US TEAM:  (FROM LEFT) LOUISE OH, NATALIE BILLON,  LOUISE KNIGHT  (ADMINISTRATIVE
ASSISTANT),   DAVE  LEVY,  KEN  LONDONER,  (SEATED)  LORIS  MUZZATTI  (PORTFOLIO
MANAGER). MISSING FROM PHOTO: MICHELLE BORRE

SELIGMAN HENDERSON GLOBAL GROWTH OPPORTUNITIES FUND, WHICH COMMENCED OPERATIONS ON NOVEMBER 1, 1995, SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN THE STOCKS OF COMPANIES THAT HAVE THE POTENTIAL TO BENEFIT FROM GLOBAL ECONOMIC OR SOCIAL TRENDS.

       With the notable exception of Japan, most global stock markets continued to rally during the last six months. However, economic growth became more differentiated by region; activity accelerated in the US and the UK while growth was relatively sluggish in Japan and Continental Europe. Importantly, the global interest rate cycle turned, as the UK and US central banks increased interest rates after a sustained period of interest rate stability, to rein in rapid economic growth.

US

       As economic growth seemed to accelerate in the last quarter of 1996, fears of inflationary pressures made investors cautious. However, these fears were dispelled early in 1997, as economic evidence revealed that inflation remained surprisingly subdued. As a result, the stock market rallied strongly in the first quarter of 1997, but was dampened by the Federal Reserve Board's increase in short-term interest rates on March 25. However, a combination of lower-than-expected increases in inflationary indicators and better-than-expected corporate earnings for the first quarter allowed the market to reclaim earlier losses. In the period, new purchases for the portfolio were concentrated primarily under the LEISURE theme. The most significant additions to the portfolio under this theme were Walt Disney, a leading operator of theme parks and hotels, and MGM Grand, an owner and operator of resort and casino hotels.

UK

       In the UK, the economy surged as the General Election neared, led by the consumer and service sectors. Interest rates were raised to slow rapid economic growth, which caused a substantial appreciation of Sterling. Therefore, we reduced the Fund's exposure to stocks with significant foreign earnings.

CONTINENTAL EUROPE

       Early signs of greater economic vigor in Continental Europe abated late in 1996. Both tighter fiscal policy, a result of the planned European Monetary Union, and higher unemployment, due to corporate restructurings, slowed economic growth. While the French elections may reduce enthusiasm for fiscal austerity, there are indications that Continental European economies are finally gathering momentum.

       During the period, the export sector benefited from the continued weakness of European currencies against the US Dollar. The Fund's strategy of investing in businesses such as Adidas and Porsche, which have global brand recognition, helped performance. As we expect the economic recovery to broaden, generating higher investment and consumption, we further focused on the CONSUMER IS KING theme. Several consumer growth stocks were added to the portfolio, particularly in retail, eye-wear manufacturing, and consumer electronics.

----
10

--------------------------------------------------------------------------------
SELIGMAN HENDERSON
GLOBAL GROWTH
OPPORTUNITIES FUND

JAPAN

       The Japanese market suffered a slump between November 1996 and January 1997, due to heightened fears that the government's decision to tighten fiscal policy would stall economic growth. In addition, a weaker currency exacerbated the losses of foreign investors, including the Fund. In response to a rise in the consumption tax, we reduced investments in the CONSUMER IS KING theme in favor of TECHNOLOGY. The Fund remains invested in certain growth stocks that should benefit from increased domestic demand as the economic environment improves.

PACIFIC

       Overall, the Pacific economies and markets continued to suffer from lower exports due to the rise of the US Dollar; structural problems related to past excesses in the property market, as in Thailand; and the downturn in the prices of commodity electronic products, such as memory chips. During the period, the Fund's exposure to the region was reduced from 11.5% to 9.3%.

EMERGING MARKETS

       Emerging markets surged higher in the first quarter of the new year, with Eastern Europe and Latin America enjoying the most spectacular rises, due to ample global inflows to this previously overlooked area. Improving economic fundamentals and marked undervaluations were the major factors behind the markets' rallies.

       As the investment climate improved, the Fund's holdings in the emerging markets were increased from 8.5% to 12.5%, primarily under the GLOBAL TRADE theme, covering resources and infrastructure companies. The Fund invested 2.8% of its assets in Mexico, where inflation fell, growth increased, and the currency was more stable. Two undervalued European energy stocks, Gazprom in Russia and MOL Magyar Olaj-es Gazipari in Hungary, were also added.

OUTLOOK

       We believe that the rise in US interest rates seen in March does not herald a global bear market. On the contrary, it is likely to extend the long and enviable US economic expansion. In fact, the world economy is generally in good shape, with strong prospects for low-inflationary growth for several more years.

       In the near term, we believe the US stock market may be nearing full valuation. After a spectacular rise in corporate earnings since 1991, an economic slowdown in the second half of 1997 could reduce earnings growth. In a slower-growth economic environment, growth stocks should once again command a premium. In Continental Europe, improving economic growth should allow corporate earnings to rise. Similarly, Japanese growth should also become much more robust as the economy finally escapes the grip of deflation.

                                                                            ----

--------------------------------------------------------------------------------
SELIGMAN HENDERSON
GLOBAL GROWTH
OPPORTUNITIES FUND

LARGEST PORTFOLIO CHANGES
DURING THE SIX MONTHS ENDED APRIL 30, 1997

                                               SHARES
                                      ---------------------------
                                                        HOLDINGS
ADDITIONS                               INCREASE        4/30/97
-------------                         -----------    ------------
Boston Scientific (US) ............      40,000         40,000
Desc (ADRs) (Mexico) ..............     108,474        108,474
Disney, Walt (US) .................      25,000         25,000
Empresas ICA Sociedad
  Controladora (ADRs) (Mexico) ....     134,000        134,000
HFS (US) ..........................      25,000         25,000
Koninklijke Van
  Ommeren (Netherlands) ...........      39,715         39,715
Ladbroke Group (UK) ...............     500,000        500,000
MGM Grand (US) ....................      45,000         45,000
MOL Magyar Olaj-es
  Gazipari (GDRs) (Hungary) .......     110,000        110,000
Philips Electronics (Netherlands) .      37,900         37,900


                                                SHARES
                                      ---------------------------
                                                        HOLDINGS
REDUCTIONS                             DECREASE         4/30/97
--------------                        -----------    ------------
Assa Abloy (Series B) (Sweden) ....     120,000            --
Coca-Cola Amatil (Australia) ......     156,000            --
Guidant (US) ......................      38,000            --
Home Depot (US) ...................      33,800            --
Joshin Denki (Japan) ..............     178,000            --
Kobenhavns Lufthavne
  (Denmark) .......................      20,100            --
Siebe (UK) ........................     115,000            --
Singapore Press
  Holding (Singapore) .............      93,000            --
S.I.T.A. (France) .................       9,800            --
SMH Neuenberg (Switzerland) .......      13,000            --

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

PERCENTAGE OF INVESTMENTS BY COUNTRY
At April 30, 1997

United States .........  24.4%
Japan .................  12.3
United Kingdom ........  11.9
Germany ...............   6.9
France ................   5.6
Sweden ................   4.4
Netherlands ...........   4.0
Spain .................   3.3
Mexico ................   2.8
Hungary ...............   2.6
Brazil ................   2.5
Hong Kong .............   2.2
Finland ...............   2.1
Thailand ..............   1.7
India .................   1.6
Norway ................   1.5
China .................   1.4
Australia .............   1.2
Malaysia ..............   1.2
Switzerland ...........   1.1
Peru ..................   1.0
Russia ................   1.0
South Africa ..........   0.9
Singapore .............   0.8
South Korea ...........   0.8
Italy .................   0.7
Portugal ..............   0.1
-----------------------------
Total                   100.0%



LARGEST PORTFOLIO HOLDINGS
AT APRIL 30, 1997

SECURITY                                       VALUE
-----------                                 -----------
Telebras (ADRs) (Brazil) .................  $4,355,454
Microsoft (US) ...........................   4,108,813
SGS-Thomson Microelectronics (France) ....   3,996,312
Porsche (Germany) ........................   3,140,693
L.M. Ericsson Telefon (Series B) (Sweden)    3,100,396
MBNA (US) ................................   2,974,950
Tabacalera (Spain) .......................   2,894,159
Adidas (Germany) .........................   2,810,883
Desc (ADRs) (Mexico) .....................   2,793,205
Pizza Express (UK) .......................   2,741,596

----
12

--------------------------------------------------------------------------------
SELIGMAN HENDERSON
GLOBAL SMALLER
COMPANIES FUND

IAIN C. CLARK AND
ARSEN MRAKOVCIC,
PORTFOLIO MANAGERS

[PHOTO]

INTERNATIONAL TEAM: (FROM LEFT) ANDREW MCNALLY, WILLIAM GARNETT, HEATHER MANNERS, ANDREW STACK, (SEATED) MIRANDA RICHARDS, IAIN C. CLARK (PORTFOLIO MANAGER)

[PHOTO]

US TEAM: (FROM LEFT) RICK RUVKUN, LAWRENCE ROSSO, BRUCE ZIRMAN, (SEATED) ARSEN MRAKOVCIC (PORTFOLIO MANAGER), TED HILLENMEYER. MISSING FROM PHOTO: HILARY SHANE

SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES FUND, WHICH COMMENCED INVESTMENT OPERATIONS ON SEPTEMBER 9, 1992, SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN SMALLER-COMPANY STOCKS IN THE US AND AROUND THE WORLD.

       In the six months ended April 30, equity market performance was split along geographic lines. Western equity markets, including the US, UK, and Continental Europe rose, while the Pacific region and Japan declined. Within this broad regional picture, there were variations among countries. In Europe, for example, performance in US Dollar terms ranged from a 4% decrease in the Austrian equity market to a 19% increase in the Spanish equity market. In general, however, small companies did not fare as well as larger companies.

US

       The performance of US small companies was disappointing, as they continued to trail larger companies. The degree of divergence in performance was surprising because the strength of the US Dollar, which has been rising for some time, has historically been negative for larger companies, whose foreign profits are reduced when the Dollar is strong. However, significant mutual fund inflows into index funds and larger companies' better-than-expected earnings growth mitigated the effect of the rising Dollar. At the same time, small companies were more vulnerable to the Federal Reserve Board's decision to increase interest rates, and more susceptible to any earnings disappointments. Within the portfolio, new purchases were concentrated in the retailing and consumer goods and services sectors.

UK

       The strength of the UK economy gathered pace and credibility in the last six months, so much so that it was deemed necessary to raise interest rates on May 2 to prevent the economy from overheating. Sterling strengthened substantially in the last six months. The market as a whole stagnated toward the end of the period, before the May 1 election and the threatened interest rate increase. However, small companies performed well early in 1997. Generally, new purchases for the portfolio focused on niche areas of the economy, including Games Workshop Group, a manufacturer and retailer of specialty fantasy games; Electronics Boutique, an electronic games retailer; and AEA Technology, a provider of engineering and research and development services.

CONTINENTAL EUROPE

       In Continental Europe, small companies generally moved in line with large companies. There were clear signs of economic recovery in Europe -- especially in the export sectors of core Continental European countries such as Germany and France. The Fund's weighting in France was increased from 5% to 5.8%, while the weighting in Sweden and Denmark was decreased because attractive valuations became hard to find. New purchases for the Fund focused on stocks likely to benefit from the expected economic recovery, and included strong niche companies involved in the automobile parts industry such as ECIA and Montupet, both in France.

                                                                            ----
                                                                              13

--------------------------------------------------------------------------------
SELIGMAN HENDERSON
GLOBAL SMALLER
COMPANIES FUND

JAPAN

       Japanese small companies underperformed larger companies substantially over the period. While larger companies fell around 16%, small companies fell more than 24% in US Dollar terms. This divergence was only partially explained by the weakness of the Yen, which favored larger, export-related companies. The continued pessimism regarding the domestic economy further impacted small companies, which reached historically low valuations by the end of April. Over the last six months, the Fund's weighting in Japan fell from 18.4% to 13.8% -- largely as a result of market moves. New purchases were focused in defensive sectors of the market, such as health care and food-related stocks, and included Fujicco, a food manufacturer; Yokohama Reito, a cold storage, freezing, and loading services company; and Hogy Medical, a producer of disposable surgical gowns and medical supplies.

PACIFIC

       In the Pacific, small-company stocks performed satisfactorily, particularly in Hong Kong and Malaysia. The former was buoyed by improving economic conditions in China, and the latter by continued economic growth. In December, the Fund's exposure to the region's technology sector was increased. Three stocks were purchased in Singapore: Amtek Engineering, a manufacturer of precision metal parts; Informatics Holdings, an operator of computer training schools; and Venture Manufacturing, a contract manufacturer. A Hong Kong stock, Johnson Electric Holdings, a designer, manufacturer, and marketer of micromotors, was also added. In March, the strategic decision to re-enter the Thai market was implemented with the purchase of Hana Microelectronics, a circuit board manufacturer. Tipco Asphalt, a manufacturer and distributor of asphalt emulsion in Thailand, was also added toward the end of April. Overall, the Fund's Pacific weighting remained virtually unchanged at 7.2%, and most new additions were focused in Indonesia and Malaysia.

OUTLOOK

       The performance of small companies was disappointing relative to larger companies in virtually all markets. In part, this reflected the liquidity surge in global equity markets that focused on large-company stocks and left small companies behind. Yet, in many areas, small companies have more attractive valuations and their forecasted earnings growth is at least equal to that of larger companies. We continue to believe small companies will outperform, as investors begin to reassess the relative merits of large and small companies.

----
14

--------------------------------------------------------------------------------
SELIGMAN HENDERSON
GLOBAL SMALLER
COMPANIES FUND

LARGEST PORTFOLIO CHANGES
DURING THE SIX MONTHS ENDED APRIL 30, 1997

                                         SHARES
                                  --------------------
                                              HOLDINGS
ADDITIONS                         INCREASE     4/30/97
-------------                     --------    --------
AccuStaff (US) ................    350,000     350,000
Calpine (US) ..................    500,000     500,000
Ceridian (US) .................    225,000     225,000
Cox Radio (Class A) (US) ......    350,000     350,000
ECIA (France) .................     36,166      41,467
Maxim Integrated Products (US)     125,000     175,000
Memtec (ADRs) (Australia) .....    260,000     410,000
OM Group (US) .................    200,000     200,000
Sola International (US) .......    175,000     175,000
Watson Pharmaceuticals (US) ...    285,000     410,000

                                         SHARES
                                  --------------------
                                              HOLDINGS
REDUCTIONS                        DECREASE     4/30/97
-------------                     --------    --------
BMC Industries (US) ...........    200,000          --
Fine Host (US) ................    196,000          --
FPA Medical Management (US) ...    200,000          --
Horizon Mental Health
  Management (US) .............    222,500 1        --
HUB Group (Class A) (US) ......    150,000          --
Kampa-Haus (Germany) ..........     90,632      70,200
Medicis Pharmaceutical
  (Class A) (US) ..............    100,000          --
Pomeroy Computer
  Resources (US) ..............    138,000          --
Roosevelt Financial
  Group (US) ..................    360,000          --
Synopsys (US) .................     70,000          --

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

1 Includes 72,500 shares received as a result of a 3-for-2 stock split.

PERCENTAGE OF INVESTMENTS BY COUNTRY
AT APRIL 30, 1997

United States .........  32.6%
United Kingdom ........  15.8
Japan .................  13.8
France ................   5.8
Germany ...............   4.6
Finland ...............   4.3
Sweden ................   3.7
Netherlands ...........   3.1
Australia .............   2.3
Hong Kong .............   2.1
Norway ................   2.0
Switzerland ...........   1.8
Denmark ...............   1.4
Singapore .............   1.2
Italy .................   1.0
Austria ...............   0.9
Canada ................   0.8
Malaysia ..............   0.7
Brazil ................   0.5
Israel ................   0.4
India .................   0.3
Taiwan ................   0.3
Thailand ..............   0.3
China .................   0.1
Indonesia .............   0.1
South Korea ...........   0.1
-----------------------------
Total                   100.0%

LARGEST PORTFOLIO HOLDINGS
AT APRIL 30, 1997

SECURITY                                       VALUE
-----------                                ------------
CalEnergy (US) ..........................  $15,650,000
Watson Pharmaceuticals (US) .............   14,657,500
Ekornes (Norway) ........................   11,687,504
FactSet Research Systems (US) ...........   10,125,000
Pizza Express (UK) ......................    9,623,564
AmeriSource Health (Class A) (US) .......    9,594,375
Memtec (ADRs) (Australia) ...............    9,430,000
Universal Outdoor Holdings (US) .........    9,416,000
Maxim Integrated Products (US) ..........    9,242,188
Rauma (Finland) .........................    8,978,135

                                                                            ----

--------------------------------------------------------------------------------
SELIGMAN HENDERSON
GLOBAL TECHNOLOGY FUND

BRIAN ASHFORD-RUSSELL
AND PAUL H. WICK,
PORTFOLIO MANAGERS

[PHOTO]

INTERNATIONAL TEAM: (FROM LEFT) EMMA PARKINSON, TIM WOOLLEY, DAVID MAGLIOCCO, BRIAN ASHFORD-RUSSELL (PORTFOLIO MANAGER)


[PHOTO]
US TEAM: (FROM LEFT) PAUL KRIEGER, LAWRENCE ROSSO, (SEATED) PAUL WICK (PORTFOLIO MANAGER), CAROLYN ROGERS, STORM BOSWICK

SELIGMAN HENDERSON GLOBAL TECHNOLOGY FUND, WHICH COMMENCED OPERATIONS ON MAY 23, 1994, SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN SECURITIES OF COMPANIES AROUND THE WORLD THAT OPERATE IN THE TECHNOLOGY AND TECHNOLOGY-RELATED INDUSTRIES.

       Technology stocks around the world had mixed performance in the last six months. Overall, Japanese technology stocks produced the best relative returns, although the overall market performed poorly. Over the period, UK electronics stocks posted weak performance, while US technology stocks were remarkably volatile. The Fund's performance improved in the last six months, benefiting from its significant weighting in the components and semiconductor markets, and its very modest exposure to smaller-company US technology stocks.

                            GLOBAL TECHNOLOGY MARKETS

COMMUNICATIONS

       In the US, technology stocks experienced a pronounced sell-off from their January highs, triggered by several disappointing earnings announcements from networking companies. Product transition issues, combined with a spending pause in the domestic telecommunications market and weak Japanese demand, led to a number of earnings shortfalls and some dramatic stock price declines. The Fund avoided the difficulties in networking, having sold any remaining investments in January, and only returned to this sector in April with the purchase of Ascend Communications, a developer of network access products in the US. At the time of purchase, the stock was down more than 50% from its late 1996 high.

WIRELESS COMMUNICATIONS

       Overall, the Fund benefited from the strategic decision to substantially increase its exposure to the wireless communications sector in Continental Europe. After a difficult 1995-96, demand for both handsets and infrastructure is expanding rapidly, as digital networks are built across the globe. Nokia in Finland, L.M. Ericsson Telefon in Sweden, and Filtronic Comtek in the UK all produced excellent returns over the six-month period.

COMPUTING AND SEMICONDUCTORS

       While networking stocks led the US technology market for much of 1996, starting in September, market leadership came from the personal computer, data storage, and component manufacturing sectors. These areas benefited from firm underlying demand and an end to the inventory correction that affected performance in the second and third quarters of 1996. In the US, stocks such as Seagate Technology, EMC, Maxim Integrated Products, and Applied Materials delivered outstanding returns; as did international stocks such as ASM Lithography Holding in the Netherlands, Rohm and TDK in Japan, and Siliconware Precision Industries in Taiwan. Indeed, the greater stability shown by non-US technology stocks in the last six months reflects in part the relative preponderance of component and storage-related companies in the Asian technology universe. In the US, the Fund's heavy exposure to component-related areas was maintained, as the underlying fundamentals showed steady improvement.

----
16

--------------------------------------------------------------------------------
SELIGMAN HENDERSON
GLOBAL TECHNOLOGY FUND


SOFTWARE AND SERVICES

       Outside the US, the Fund's considerable investment in the software and services sectors was maintained. Demand in these areas remained very strong, boosted by many companies' need to upgrade their applications software to be "Year 2000 compliant." Earnings results from CMG in the Netherlands; Logica and Admiral in the UK; Altran Technologies in France; and CSK in Japan were outstanding and supported the Fund's continued overweighting in the computer and business services area.

OUTLOOK

       The technology market improved in April, following a period in which sentiment deteriorated to extremely depressed levels, particularly in the US market. Although it is likely that the technology sector will continue to display volatility, especially around the quarterly reporting seasons, the underlying fundamentals are healthy. Computer demand remains robust and supports the steadily improving trends in the components market. We also believe demand in the networking area should re-accelerate later in the year, as the longer- term outlook for both wireline and wireless communications infrastructure spending is very positive. Further, we believe the millennium factor may accelerate spending in new applications software and should ensure strong demand for information technology service providers. Much of the volatility seen in recent quarters reflects a gradual shift in the ownership of the technology group from opportunistic momentum investors to more stable, value-conscious buyers. This promising development, together with a solid fundamental outlook for the industry, encourages us to be optimistic about the Fund's prospects.

                                                                            ----

--------------------------------------------------------------------------------
SELIGMAN HENDERSON
GLOBAL TECHNOLOGY FUND

LARGEST PORTFOLIO CHANGES
DURING THE SIX MONTHS ENDED APRIL 30, 1997

                                         SHARES
                                  --------------------
                                              HOLDINGS
ADDITIONS                         INCREASE     4/30/97
-------------                     --------    --------
Applied Materials (US) .........   280,000     280,000
Ascend Communications (US) .....   150,000     150,000
BMC Software (US) ..............   200,000     200,000
Burr-Brown (US) ................   375,000     375,000
C-Cube Microsystems (US) .......   200,000     350,000
Etec Systems (US) ..............   250,000     250,000
Quantum (US) ...................   250,000     250,000
Tecnomatix Technologies
  (Israel) .....................   350,000     350,000
Teradyne (US) ..................   400,000     400,000
Vanstar (US) ...................   500,000     500,000

                                         SHARES
                                  --------------------
                                              HOLDINGS
REDUCTIONS                        DECREASE     4/30/97
-------------                     --------    --------
America Online (US) ............   400,000          --
Atmel (US) .....................   300,000          --
Cisco Systems (US) .............   300,000          --
Electrostar (US) ...............   625,000          --
Hadco (US) .....................   400,000     150,000
Intel (US) .....................   200,000          --
Microsoft (US) .................   100,000 1        --
3Com (US) ......................   180,000          --
U.S. Robotics (US) .............   150,000          --
Xilinx (US) ....................   200,000          --

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

1 Includes 40,000 shares received as a result of a 2-for-1 stock split.

PERCENTAGE OF INVESTMENTS BY COUNTRY
AT APRIL 30, 1997

United States .......... 55.4%
United Kingdom ......... 14.1
Japan ..................  9.2
Netherlands ............  3.3
Israel .................  3.2
Taiwan .................  2.4
Sweden .................  2.0
France .................  1.6
South Korea ............  1.3
Singapore ..............  1.1
Germany ................  0.9
Italy ..................  0.9
Luxembourg .............  0.9
Bermuda ................  0.9
Australia ..............  0.7
Finland ................  0.7
Hong Kong ..............  0.7
India ..................  0.3
Spain ..................  0.3
Brazil .................  0.1
-----------------------------
Total                   100.0%

LARGEST PORTFOLIO HOLDINGS
AT APRIL 30, 1997

SECURITY                                       VALUE
-----------                                -----------
EMC (US) ................................  $19,096,875
Tencor Instruments (US) .................   18,185,956
Veeco Instruments (US) ..................   17,256,250
Seagate Technology (US) .................   16,056,250
Maxim Integrated Products (US) ..........   15,843,750
Applied Materials (US) ..................   15,347,500
Microchip Technology (US) ...............   15,264,844
Teradyne (US) ...........................   13,100,000
ECI Telecommunications (Israel) .........   11,962,500
Komag (US) ..............................   11,926,563

----
18

--------------------------------------------------------------------------------
INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS                                          APRIL 30, 1997

                                       SHARES       VALUE
                                       ------       -----
COMMON STOCKS  96.6%
AUTOMOTIVE AND RELATED  2.6%
MICHELIN (FRANCE)
   Manufacturer of all-purpose tires    19,942   $1,115,548
PERUSAHAAN OTOMOBIL NASIONAL (MALAYSIA)
   Manufacturer of automobiles          27,000      161,368
VOLKSWAGEN (GERMANY)
   Manufacturer of economy and
   luxury cars and trucks                1,877    1,191,781
                                                  ---------
                                                  2,468,697
                                                  ---------
BANKING  5.6%
BANCO BILBAO VIZCAYA (SPAIN)
   Provider of banking services         14,678      989,562
CS HOLDINGS (SWITZERLAND)
   Banking group                        10,866    1,226,211
HSBC HOLDINGS (UK)
   Provider of banking services         18,000      455,426
MALAYAN BANKING (MALAYSIA)
   Provider of banking services         29,600      294,844
ROYAL BANK OF SCOTLAND (UK)
   Provider of banking services        102,000      968,988
SUMITOMO TRUST AND BANKING (JAPAN)
   Trust bank                           68,000      562,337
UTD OVERSEAS BANK (SINGAPORE)
   Comprehensive banking
   operation with substantial
   interests in Malaysia                39,660      372,832
WESTPAC BANKING (AUSTRALIA)
   Provider of banking services         61,400      331,082
                                                  ---------
                                                  5,201,282
                                                  ---------
BUILDING MATERIALS  1.5%
CARADON (UK)
   Supplier of building products       200,000      807,774
GUJURAT AMBUJA CEMENT (GDRS)
(INDIA)
   Cement producer                      67,200      638,400
                                                  ---------
                                                  1,446,174
                                                  ---------
BUSINESS SERVICES  2.2%
CSK (JAPAN)
   Information services company         43,200    1,027,518
RENTOKIL (UK)
   Provider of commercial
   services such as pest control
   and office maintenance              160,400    1,054,524
                                                  ---------
                                                  2,082,042
                                                  ---------
CHEMICALS  3.4%
AKZO NOBEL (NETHERLANDS)
   Manufacturer of diversified
   chemicals                             7,456      961,966
BAYER (GERMANY)
   Producer of specialty chemicals,
   pharmaceuticals, and plastics        29,601    1,179,042
SKW TROSTBERG (GERMANY)
   Conglomerate involved in
   construction materials, chemicals,
   and agrochemicals                    23,971      734,669
TOYO INK MANUFACTURING (JAPAN)
   Ink manufacturer                     83,000      300,701
                                                  ---------
                                                  3,176,378
                                                  ---------
CONSTRUCTION AND
PROPERTY   4.1%
DBS LAND (SINGAPORE)
   Property developer                   94,000      304,085
EMPRESAS ICA SOCIEDAD CONTROLADORA
(ADRS) (MEXICO)
   Construction company                 47,000      699,125
HONGKONG LAND HOLDINGS* (HONG KONG)
   Commercial property developer        94,000      195,520
IRSA INVERSIONES Y REPRESENTACIONES
(GDRS) (ARGENTINA)
   Real estate developer                19,000      662,625
LEND LEASE (AUSTRALIA)
   Construction company                 18,900      361,931
SUN HUNG KAI PROPERTIES (HONG KONG)
   Property developer                   39,000      422,895
SWIRE PACIFIC (HONG KONG)
   Conglomerate with major
   interests in property development
   and aviation                         54,000      416,505
UNITED ENGINEERS (MALAYSIA)
   Construction, principally
   managing expressways                 48,000      340,426
WHARF HOLDINGS (HONG KONG)
   Real estate investment manager       51,000      192,898
WING TAI HOLDINGS (SINGAPORE)
   Real estate investment manager       83,000      214,571
                                                  ---------
                                                  3,810,581
                                                  ---------
CONSUMER PRODUCTS  1.4%
ELECTROLUX (SERIES B) (SWEDEN)
   Manufacturer of appliances and
   outdoor and industrial products      11,293      648,609
KAO (JAPAN)
   Manufacturer of cosmetics and
   personal care products               53,000      617,784
                                                  ---------
                                                  1,266,393
                                                  ---------




ELECTRONICS  7.2%
ALPS ELECTRIC (JAPAN)
   Manufacturer of
   electrical equipment                 44,000      512,877
PHILIPS ELECTRONICS (NETHERLANDS)
   Consumer and
   industrial electronics               22,412    1,171,606
PIONEER ELECTRONIC+ (JAPAN)
   Manufacturer of audio equipment,
   including laser disks               108,000    1,930,850

-----------
See footnotes on page 41.

                                                                            ----
                                                                              19

--------------------------------------------------------------------------------
INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)                              APRIL 30, 1997

                                       SHARES       VALUE
                                       ------       -----
ELECTRONICS (CONTINUED)
SAMSUNG ELECTRONICS+ (SOUTH KOREA)
   Manufacturer of consumer
   electronics and semiconductors        5,115    $ 409,710
SGS-THOMSON MICROELECTRONICS* (FRANCE)
   Manufacturer of semiconductor
   integrated circuits                   9,726      750,785
TOSHIBA (JAPAN)
   Diversified manufacturer of
   consumer and industrial electronics 355,000    1,990,706
                                                  ---------
                                                  6,766,534
                                                  ---------
FINANCIAL SERVICES  2.3%
BHW HOLDING* (GERMANY)
   Provider of mortgage banking
   services                             35,088      591,462
CREDIT COMMUNAL HOLDING/DEXIA*
(BELGIUM)
   Special-purpose banking               9,305      925,546
NOMURA SECURITIES (JAPAN)
   Securities firm                      53,000      592,738
                                                  ---------
                                                  2,109,746
                                                  ---------
HEALTH AND HOUSEHOLD  5.3%
BRITISH BIOTECH (UK)
   Biotechnology company               215,000      843,896
EGIS (HUNGARY)
   Manufacturer of pharmaceutical
   products                              7,000      435,495
NOVARTIS (SWITZERLAND)
   Manufacturer of pharmaceuticals         947    1,250,220
NOVO NORDISK (CLASS B) (DENMARK)
   Producer and supplier of insulin
   and industrial enzymes                5,613      555,992
PHARMACIA & UPJOHN (SWEDEN)
   Global pharmaceutical and
   biotechnology company                18,374      529,997
PLIVA (GDRS)* (CROATIA)
   Manufacturer of pharmaceutical
   products                             22,000      331,650
ROCHE HOLDINGS (SWITZERLAND)
   European pharmaceutical
   company and chemicals producer          124    1,049,490
                                                  ---------
                                                  4,996,740
                                                  ---------
INDUSTRIAL GOODS  AND
SERVICES  6.2%
ABB (SWITZERLAND)
   Manufacturer of heavy equipment
   for electric power generation and
   distribution                             888   1,077,553
CIE GENERALE DES EAUX (FRANCE)
   Water purification and distribution;
   energy production                      9,234   1,287,802
CITIC PACIFIC (CHINA)
   Holding company with interests in
   Cathay Pacific Airlines and Dragon
   Air; telecommunications; and
   power stations                        53,000     286,668
FKI BABCOCK (UK)
   Electrical engineering company       270,000     798,672
HUTCHISON WHAMPOA (HONG KONG)
   Holding company with interests
   in finance, property investment,
   ports, retail and manufacturing,
   and telecommunications                48,000     356,285
MANNESMANN (GERMANY)
   Plant and machinery construction;
   automotive technology                  3,127   1,231,777
ROLLS ROYCE (UK)
   Aerospace; power generation,
   transmission, and distribution
   systems                              202,000     796,153
                                                  ---------
                                                  5,834,910
                                                  ---------
INSURANCE  5.3%
AXA-UAP (FRANCE)
   Provider of insurance and
   financial services                    20,062   1,235,829
ING GROEP (NETHERLANDS)
   Worldwide underwriter of
   reinsurance; provider of
   financial and consumer credit         34,834   1,369,761
MITSUI MARINE & FIRE (JAPAN)
   Provider of non-life insurance       191,000   1,086,099
ZURICH VERSICHERUNGS (SWITZERLAND)
   Provider of insurance services         3,814   1,254,912
                                                  ---------
                                                  4,946,601
                                                  ---------
LEISURE AND HOTELS  2.8%
ACCOR (FRANCE)
   Hotel operator and provider of
   related services                       5,473     785,814
GRANADA GROUP (UK)
   Television group with additional
   leisure interests, including hotels   83,000   1,200,609
SOL MELIA (SPAIN)
   Hotel manager and
   franchise company                     19,235     660,254
                                                  ---------
                                                  2,646,677
                                                  ---------




MANUFACTURING  3.5%
DESC (ADRS) (MEXICO)
   Diversified product manufacturer;
   financial services provider           29,694     764,621
HOKKAI CAN (JAPAN)
   Manufacturer of cans for
   the food industry                     60,000     283,532
SANKYO (JAPAN)
   Manufacturer of pachinko game
   equipment                             28,900     666,905
TOKYO STEEL MANUFACTURING (JAPAN)
   Producer of H beams                   26,900     288,131
TSUBAKI NAKASHIMA (JAPAN)
   Manufacturer of ball bearings         39,000     307,159
YAMAHA (JAPAN)
   Manufacturer of musical instruments
   and audio equipment                   46,000     927,463
                                                  ---------
                                                  3,237,811
                                                  ---------

---------
See footnotes on page 41.

----
20

--------------------------------------------------------------------------------
INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)                              APRIL 30, 1997

                                       SHARES       VALUE
                                       ------       -----
MEDIA  2.9%
ELSEVIER (NETHERLANDS)
   Global printer and publisher of
   professional trade journals and
   magazines                             75,863   $1,216,647
NEWS CORP. (AUSTRALIA)
   Global printer and publisher of
   professional trade journals
   and magazines                          80,946     373,312
WPP GROUP (UK)
   Provider of worldwide marketing
   services, including advertising,
   public relations, and market research 275,000   1,128,568
                                                   ---------
                                                   2,718,527
                                                   ---------
METALS  7.1%
COMPANHIA VALE DO RIO DOCE (ADRS)
(BRAZIL)
   Producer of iron ore and gold;
   transport operator                     23,500     596,592
HINDALCO INDUSTRIES (GDRS)+ (INDIA)
   Producer of aluminum and
   aluminum products                      16,000     520,000
MITSUBISHI MATERIALS (JAPAN)
   Non-ferrous smelter
   and cement producer                   400,000   1,493,266
SIDERCA (CLASS A) (ARGENTINA)
   Manufacturer and producer
   of steel                              320,000     676,898
SUMITOMO METAL INDUSTRIES (JAPAN)
   Blast furnace and steel producer      569,000   1,416,114
THYSSEN (GERMANY)
   Manufacturer of steel products          3,138     685,921
USINOR SACILOR (FRANCE)
   Producer of steel products             83,996   1,270,855
                                                   ---------
                                                   6,659,646
                                                   ---------
RESOURCES  5.8%
BRITISH PETROLEUM (UK)
   Oil producer, refiner,
   and distributor                        95,000   1,093,177
BROKEN HILL PROPRIETARY (AUSTRALIA)
   Resources company with interests
   in steel, oil, and minerals            38,605     544,667
ELF AQUITAINE (FRANCE)
   Oil and gas exploration;
   manufacturer of chemical
   compounds                              12,566   1,220,063
ENI (ITALY)
   Refiner and marketer of oil and gas   167,631     851,904
NIPPON OIL (JAPAN)
   Oil distributor                        71,000     334,394
PETROLEO BRASILEIRO (BRAZIL)
   Oil and gas producer and distributor   40,800     865,070
TATNEFT (ADRS)*+ (RUSSIA)
   Oil and gas explorer and producer       7,140     523,933
                                                  ----------
                                                   5,433,208
                                                  ----------
RESTAURANTS  0.3%
DENNY'S (JAPAN)
   Restaurant operator                    11,000     286,761
                                                   ---------
RETAILING  7.8%
ADIDAS (GERMANY)
   Manufacturer of sporting goods          7,427     770,917
AOYAMA TRADING (JAPAN)
   Retailer of suits and clothing         12,400     349,626
AUTOBACS SEVEN (JAPAN)
   Manufacturer and retailer of
   automobile and truck parts              4,400     292,825
CARREFOUR SUPERMARCHE (FRANCE)
   Supermarket operator in Europe,
   the Americas, and Taiwan                2,028   1,267,696
CHINA EVERBRIGHT-IHD HOLDINGS* (CHINA)
   Department store and
   supermarket operator; property
   investor and developer                306,000     306,134
DIXONS GROUP (UK)
   Consumer electronics retailer          85,000     699,042
JOSHIN DENKI (JAPAN)
   Budget electrical appliance retailer 29,000 244,388 KONINKLIJKE AHOLD (NETHERLANDS)
   International retailing organization,
   focusing on distributing and
   selling food products                  17,354   1,186,400
METRO (GERMANY)
   Department store operator               6,222     607,340
TESCO (UK)
   Supermarket chain                     219,000   1,270,708
TSUTSUMI JEWELRY (JAPAN)
   Manufacturer and retailer
   of jewelry                             15,800     322,297
                                                  ----------
                                                   7,317,373
                                                  ----------

TELECOMMUNICATIONS  9.3%
L.M. ERICSSON TELEFON (SERIES B) (SWEDEN)
   Manufacturer of telecommunications
   equipment                             36,239   1,147,067
NIPPON TELEGRAPH & TELEPHONE (JAPAN)
   Telecommunications company               231   1,628,298
PORTUGAL TELECOM (PORTUGAL)
   Provider of telecommunications
   services                               9,300     344,100




SPT TELECOM (CZECH REPUBLIC)
   Provider of telecommunications
   services                               3,100     327,899
---------
See footnotes on page 41.

                                                                            ----

--------------------------------------------------------------------------------
INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)                              APRIL 30, 1997

                                       SHARES       VALUE
                                       ------       -----
TELECOMMUNICATIONS (CONTINUED)
STET SOCIETA' FINANZARIA TELEFONICA (ITALY)
   Holding company for a number of
   telecommunications businesses       369,018  $ 1,370,370
TELEBRAS (ADRS) (BRAZIL)
   Provider of telecommunications
   services                             11,086    1,270,646
TELECEL-COMUNICACAOES PESSOAIS*
   (PORTUGAL)
   Cellular communications operator      2,800      241,382
TELECOMASIA* (THAILAND)
   Integrated telephone
   service provider                     70,000      104,853
TELEFONICA DE ESPANA (SPAIN)
   Provider of telecommunications
   services                             27,154      696,734
TELEFONICA DEL PERU (ADRS) (PERU)
   Provider of telecommunications
   services                             43,500    1,044,000
TELEKOMMUNIKASI (INDONESIA)
   Domestic telecommunications
   monopoly                              4,000        5,782
TELEKOMMUNIKASI (ADRS) (INDONESIA)
   Domestic telecommunications
   monopoly                             13,000      370,500
VIDESH SANCHAR NIGAM (GDRS)*+ (INDIA)
   Provider of international
   communications services              10,500      204,750
                                                  ---------
                                                  8,756,381
                                                  ---------
TOBACCO 1.3%
B.A.T. INDUSTRIES (UK)
   Manufacturer of tobacco products;
   financial services company          143,000    1,210,897
                                                  ---------
TRANSPORTATION 3.3%
EAST JAPAN RAILWAY (JAPAN)
   Provider of railway services            234    1,011,782
LUFTHANSA (GERMANY)
   Airline services worldwide;
   operator of Penta hotels             84,350    1,179,427
MITSUI O.S.K. LINES (JAPAN)
   Shipping company                    527,000      933,882
                                                  ---------
                                                  3,125,091
                                                  ---------
UTILITIES 4.1%
IBERDROLA (SPAIN)
   Provider of electric utility
   services                             92,528    1,057,320
NATIONAL POWER (UK)
   Electric power generation           125,000    1,083,872
UNITED UTILITIES (UK)
   Provider of water utility services   65,000      716,798
VEBA (GERMANY)
   Provider of electric energy          19,219      998,570
                                                 ----------
                                                  3,856,560
                                                 ----------
MISCELLANEOUS 1.3%
SIME DARBY (MALAYSIA)
   Owner and manager of plantations     70,000      216,153
TAIWAN AMERICAN FUND* (TAIWAN)
   Closed-end fund investing
   in Taiwan                            25,500      496,995
TAIWAN REPUBLIC OF CHINA FUND
(TAIWAN)
   Closed-end fund investing
   in Taiwan                            42,600      548,475
                                                -----------
                                                  1,261,623
                                                -----------
TOTAL INVESTMENTS 96.6%
   (Cost $81,930,432)                            90,616,633
OTHER ASSETS LESS LIABILITIES 3.4%                3,198,465
                                                -----------
NET ASSETS 100.0%                               $93,815,098
                                                ===========

--------
See footnotes on page 41.
----
22

--------------------------------------------------------------------------------
EMERGING MARKETS GROWTH FUND
PORTFOLIO OF INVESTMENTS                                          APRIL 30, 1997
                                       SHARES       VALUE
                                       ------       -----
COMMON STOCKS  89.2%
AUTOMOTIVE MANUFACTURING  2.8%
QINGLING MOTORS (CHINA)
   Manufacturer of lightweight
   trucks                            2,900,000  $ 1,591,021
SANLUIS (MEXICO)
   Manufacturer of automobile
   components; mining owner
   and operator                        155,000      897,081
                                                  ---------
                                                  2,488,102
                                                  ---------
CONSTRUCTION AND PROPERTY  5.9%
BUFETE INDUSTRIAL (ADRS)* (MEXICO)
   Provider of building and heavy
   construction services                50,200      960,075
EMPRESAS ICA SOCIEDAD CONTROLADORA
(ADRS) (MEXICO)
   Construction company                 72,500    1,078,437
IJM (MALAYSIA)
   Provider of construction
   and property services               270,000      591,681
IRSA INVERSIONES Y REPRESENTACIONES
(GDRS) (ARGENTINA)
   Real estate developer                23,000      802,125
SM PRIME HOLDINGS (PHILIPPINES)
   Developer and operator of
   retail properties                 3,150,000      824,232
SUEZ CEMENT (GDRS)* (EGYPT)
   Cement manufacturer                  58,000    1,104,900
                                                  ---------
                                                  5,361,450
                                                  ---------
CONSUMER GOODS AND SERVICES  2.1%
AL-AHRAM BEVERAGES (GDRS)* (EGYPT)
   Producer of beer and soft drinks      4,285       81,307
PANAMERICAN BEVERAGES (ADRS)
(MEXICO)
   Producer of Coca-Cola and
   other beverages                      39,200    1,136,800
SAN MIGUEL (CLASS B) (PHILIPPINES)
   Producer of beer and
   other beverages                     233,000      671,521
                                                  ---------
                                                  1,889,628
                                                  ---------
DIVERSIFIED  4.1%
CHINA EVERBRIGHT-IHD HOLDINGS* (CHINA)
   Department store and supermarket
   operator; property investor
   and developer                     1,370,000    1,370,601
DESC (ADRS) (MEXICO)
   Diversified product manufacturer;
   financial services provider          37,875      975,281
GUANGDONG INVESTMENTS (CHINA)
   Diversified holding company
   investing in China                  940,000      879,740
RENONG (MALAYSIA)
   Diversified operator involved in
   engineering and construction,
   financial services, and
   telecommunications                  330,000      452,307
                                                  ---------
                                                  3,677,929
                                                  ---------
DRUGS AND HEALTH CARE  3.5%
EGIS (HUNGARY)
   Manufacturer of pharmaceutical
   products                             13,000      808,777
PLIVA (GDRS)* (CROATIA)
   Manufacturer of pharmaceutical
   products                             74,000    1,115,550
RICHTER GEDEON (GDRS) (HUNGARY)
   Manufacturer of pharmaceuticals,
   cosmetics, and pesticides            16,300    1,230,650
                                                  ---------
                                                  3,154,977
                                                  ---------
ELECTRIC UTILITIES  7.6%
BSES (GDRS)*+ (INDIA)
   Provider of electric utility
   services                             41,000      963,500
CEMIG (ADRS) (BRAZIL)
   Provider of electric utility
   services                             18,300      832,804
CENTRAIS ELETRICAS DE SANTA
   CATARINA (GDRS)* (BRAZIL)
   Electricity distributor               6,200      878,850
ELECTRICITY GENERATING PUBLIC COMPANY
(THAILAND)
   Provider of electric utility
   services                            150,000      401,991
ENERSIS (ADRS) (CHILE)
   Provider of electric utility
   services                             22,500      708,750
HUANENG POWER INTERNATIONAL
(ADRS)* (CHINA)
   Developer and manufacturer of
   coal-fired power plants              38,000      921,500
KOREA ELECTRIC POWER (ADRS)
(SOUTH KOREA)
   Provider of electric utility
   services                             34,000      578,000
LUZ DEL SUR (ADRS)+ (PERU)
   Electricity distributor              34,600      636,294
MOSENERGO (ADRS) (RUSSIA)
   Producer and distributor of
   electric and thermal energy          23,000      915,278
                                                  ---------
                                                  6,836,967
                                                  ---------
FINANCIAL SERVICES  13.1%
ALPHA CREDIT BANK (GREECE)
   Provider of banking services          2,400      170,755
BANCO SANTANDER CHILE (ADRS) (CHILE)
   Provider of banking services         65,200    1,043,200
BANK INTERNASIONAL (INDONESIA)
   Provider of banking services      1,663,335    1,189,319
BANK INTERNASIONAL (WARRANTS)*
(INDONESIA)
   Provider of banking services        125,630       40,713
CHO HUNG BANK (GDRS) (SOUTH KOREA)
   Provider of commercial, retail, and
   international banking services       65,000      387,400
COMMERCIAL INTERNATIONAL BANK+ (EGYPT)
   Provider of banking services         54,000    1,211,220
GRUPO FINANCIERO BANAMEX ACCIVAL
(CLASS B) (MEXICO)
   Provider of banking services        496,000    1,058,400

-------
See footnotes on page 41.

                                                                            ----

--------------------------------------------------------------------------------
EMERGING MARKETS GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)                              APRIL 30, 1997

                                       SHARES       VALUE
                                       ------       -----

FINANCIAL SERVICES (CONTINUED)
KOREA EXCHANGE BANK (SOUTH KOREA)
   Provider of banking services         47,000    $ 303,498
LIBERTY LIFE ASSOCIATION OF AFRICA
(SOUTH AFRICA)
   Provider of life and health
   insurance                            43,000    1,201,158
MALAYAN BANKING (MALAYSIA)
   Provider of banking services         81,000      806,837
METROPOLITAN BANK & TRUST (PHILIPPINES)
   Provider of banking services         25,809      528,512
RASHID HUSSAIN (MALAYSIA)
   Financial and investment banking
   and brokerage services              110,000      731,931
SKB BANKA (GDRS)*+ (SLOVENIA)
   Provider of commercial, savings,
   and investment banking services      18,000      641,250
STATE BANK OF INDIA (GDRS)*+ (INDIA)
   Provider of banking services         29,600      728,900
STATE BANK OF INDIA (GDRS)* (INDIA)
   Provider of banking services         20,400      482,970
ZAGREBACKA BANKA (GDRS)*+ (CROATIA)
   Provider of banking services         35,000    1,246,875
                                                 ----------
                                                 11,772,938
                                                 ----------
INDUSTRIAL GOODS
AND SERVICES  4.5%
ALFA (MEXICO)
   Producer of steel, chemicals, and
   food products                       174,800      944,597
CITIC PACIFIC (CHINA)
   Holding company with interests in
   Cathay Pacific Airlines and
   Dragon Air; telecommunications;
   and power stations                  147,000      795,097
SILICONWARE PRECISION INDUSTRIES
(GDRS) (TAIWAN)
   Integrated circuitpackaging          80,000    1,573,600
SKODA PLZEN (CZECH REPUBLIC)
   Manufacturer of engineering
   equipment                             3,600      115,167
UNITED ENGINEERS (MALAYSIA)
   Construction, principally
   managing expressways                 88,000      624,114
                                                 ----------
                                                  4,052,575
                                                 ----------
LEISURE AND HOTELS  1.3%
GRUPO TELEVISA (GDRS)* (MEXICO)
   Provider of television and other
   media services                       50,600    1,170,125
                                                 ----------
MANUFACTURING  3.1%
FRASER & NEAVE HOLDINGS (MALAYSIA)
   Manufacturer of glass bottles
   and glass products                  126,000      622,520

MANUFACTURING (CONTINUED)
MAHINDRA & MAHINDRA (GDRS) (INDIA)
   Manufacturer of automobiles,
   automobile components, and
   farm equipment                       71,000      887,500
MAILLIS (GREECE)
   Producer of packaging and
   packaging systems                    23,400      230,840
SAMSUNG ELECTRONICS+ (SOUTH KOREA)
   Manufacturer of consumer
   electronics and semiconductors       10,320      826,629
SHANGHAI INDUSTRIAL HOLDINGS (CHINA)
   Manufacturer of miscellaneous goods  44,000      247,644
                                                  ---------
                                                  2,815,133
                                                  ---------
METALS  7.6%
CHINA STEEL (GDRS) (TAIWAN)
   Producer of steel and steel products 60,475    1,390,925
COMPANHIA VALE DO RIO DOCE (ADRS)
(BRAZIL)
   Producer of iron ore and gold;
   transport operator                   43,900    1,114,485
HINDALCO INDUSTRIES (GDRS)+ (INDIA)
   Producer of aluminum and
   aluminum products                    45,000    1,462,500
POHANG IRON & STEEL (ADRS)
(SOUTH KOREA)
   Producer of steel and
   steel products                       24,000      579,000
SIDERCA (ARGENTINA)
   Steel manufacturer and producer     410,000      867,276
SIDERURGICA NACIONAL (BRAZIL)
   Manufacturer of steel products   24,000,000      846,581
USINAS SIDERURGICAS DE MINAS GERAIS
(ADRS)+ (BRAZIL)
   Producer of steel and steel
   products                             51,600      606,465
                                                  ---------
                                                  6,867,232
                                                  ---------

RESOURCES  10.0%
ANGLO-AMERICAN CORPORATION OF SOUTH
AFRICA (SOUTH AFRICA)
   Producer of a wide variety
   of minerals                          18,400    1,174,820
EXPLORATION & PRODUCTION (THAILAND)
   Producer of natural gas              35,000      447,550
GAZPROM (ADRS)*+ (RUSSIA)
   Producer of oil and gas              21,750      342,562
GENCOR (SOUTH AFRICA)
   Holding company with interests in
   gold, platinum, and coal mining     258,500    1,086,769
LUKOIL HOLDING (ADRS) (RUSSIA)
   Prospector, extractor, and
   transporter of oil and gas           11,000      625,127
MOL MAGYAR OLAJ-ES GAZIPARI
(GDRS)*+ (HUNGARY)
   Oil and gas producer and distributor 45,000      821,250
PEREZ (ADRS) (ARGENTINA)
   Producer of oil and gas, and
   provider of energy services          88,600    1,426,806

--------
See footnotes on page 41.

----
24

--------------------------------------------------------------------------------
EMERGING MARKETS GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)                              APRIL 30, 1997

                                       SHARES       VALUE
                                       ------       -----
RESOURCES (CONTINUED)
PETROLEO BRASILEIRO (BRAZIL)
   Oil and gas producer
   and distributor                   7,400,000  $ 1,555,733
TATNEFT (ADRS)*+ (RUSSIA)
   Oil and gas explorer and producer    20,400    1,496,952
                                                  ---------
                                                  8,977,569
                                                  ---------
RETAILING  5.2%
JERONIMO MARTINS (PORTUGAL)
   Retailer of food and
   consumer products                     9,333      558,959
LOJAS ARAPUA (BRAZIL)
   Specialist electrical
   appliance retailers              49,235,300    1,014,254
MATAHARI PUTRA PRIMA (INDONESIA)
   Retailer of consumer products       816,000    1,137,531
METRO CASH & CARRY (SOUTH AFRICA)
   Retailer of food and
   consumer products                 1,280,000    1,237,410
MIGROS TURK (TURKEY)
   Retailer of food and
   consumer products                   725,000      735,267
                                                  ---------
                                                  4,683,421
                                                  ---------
TELECOMMUNICATIONS  12.3%
NIZHNY NOVGOROD TELEPHONE (RDCS)*+
(RUSSIA)
   Telephone utility                        13    1,365,000
PHILIPPINE LONG DISTANCE TELEPHONE
(PHILIPPINES)
   Telephone utility                    15,000      856,087
PORTUGAL TELECOM (PORTUGAL)
   Provider of telecommunications
   services                              6,000      221,307
PORTUGAL TELECOM (ADRS) (PORTUGAL)
   Provider of telecommunications
   services                             18,000      666,000
TELEBRAS (ADRS) (BRAZIL)
   Provider of telecommunications
   services                             29,300    3,358,284
TELECEL-COMUNICACAOES PESSOAIS*
(PORTUGAL)
   Cellular communications operator     10,550      909,493
TELECOMASIA* (THAILAND)
   Integrated telephone
   service provider                    500,000      748,947
TELECOM DO RIO DE JANEIRO (BRAZIL)
   Telephone utility                 5,200,000      865,281
TELEFONICA DEL PERU (ADRS) (PERU)
   Provider of telecommunications
   services                             46,300    1,111,200
VIDESH SANCHAR NIGAM (GDRS)* (INDIA)
   Provider of international
   telecommunications services          51,000      994,500
                                                -----------
                                                 11,096,099
                                                -----------
MISCELLANEOUS  6.1%
FORMOSA FUND* (TAIWAN)
   Closed-end fund investing in Taiwan      90    1,079,010
TAIPEI FUND* (TAIWAN)
   Closed-end fund investing in Taiwan      90    1,069,020
TAIWAN OPPORTUNITIES FUND* (TAIWAN)
   Closed-end fund investing in Taiwan 140,000    2,230,200
TAIWAN REPUBLIC OF CHINA FUND (TAIWAN)
   Closed-end fund investing in Taiwan  87,000    1,120,125
                                                -----------
                                                  5,498,355
                                                -----------
TOTAL INVESTMENTS  89.2%
   (Cost $70,353,482)                            80,342,500
OTHER ASSETS LESS LIABILITIES  10.8%              9,683,120
                                                -----------
NET ASSETS  100.0%                              $90,025,620
                                                ===========
--------
See footnotes on page 41.
                                                                            ----

--------------------------------------------------------------------------------
GLOBAL GROWTH OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS                                          APRIL 30, 1997

                                       SHARES       VALUE
                                       ------       -----
   COMMON STOCKS  95.1%
AEROSPACE 1.4%
BOEING (US)
   Aerospace manufacturer                6,900   $  680,512
ROLLS ROYCE (UK)
   Aerospace; power
   generation, transmission, and
   distribution systems                450,000    1,773,609
                                                 ----------
                                                  2,454,121
                                                 ----------
AUTOMOTIVE AND RELATED  4.8%
AUTOLIV (ADRS) (SWEDEN)
   Manufacturer and worldwide retailer
   of automobile airbags and other
   safety equipment                     54,950    2,002,326
PACIFIC BBA (AUSTRALIA)
   Manufacturer of industrial
   products, mainly automobile
   components                          296,100    1,097,543
PORSCHE* (GERMANY)
   Manufacturer of luxury sportscars     2,480    3,140,693
VALEO (FRANCE)
   Manufacturer of automobile
   components                           38,460    2,375,092
                                                 ----------
                                                  8,615,654
                                                 ----------
BUSINESS GOODS AND SERVICES  6.4%
DAITEC (JAPAN)
   Developer of point-of-sale systems
   for Nippon Oil Company               24,900      804,048
FIRST DATA (US)
   Information processing               40,400    1,393,800
HFS* (US)
   Global service provider in the
   hotel industry                       25,000    1,481,250
INTERPUBLIC GROUP OF COMPANIES (US)
   Global advertising through
   agencies in various countries        36,900    2,089,463
SNYDER COMMUNICATIONS* (US)
   Provider of marketing services       50,000    1,037,500
TOMRA SYSTEMS (NORWAY)
   Provider of recycling systems,
   mainly for beverage cans            135,000    2,620,069
WPP GROUP (UK)
   Provider of worldwide marketing
   services, including advertising,
   public relations, and market
   research                             500,000   2,051,941
                                                 ----------
                                                 11,478,071
                                                 ----------
COMPUTER AND
TECHNOLOGY RELATED  8.0%
ADAPTEC* (US)
   Manufacturer of computer
   input-output systems                 20,000      741,250
INTEL (US)
   Microprocessors and FLASH
   memory circuits                      10,000    1,531,250
K. R. PRECISION PUBLIC COMPANY
   (THAILAND)
   Manufacturer and distributor of
   computer parts and tools            150,000      999,234
MEITEC (JAPAN)
   Provider of software
   engineering services                 75,000    1,500,354
MICROSOFT* (US)
   Producer of microcomputer software   33,800    4,108,813
PARITY (UK)
   Software and consultancy            300,000    2,389,191
STERLING COMMERCE* (US)
   Developer of electronic data
   interchange software                 41,248    1,067,292
STERLING SOFTWARE* (US)
   Computer software; management
   of data processing software          25,900      789,950
XILINX* (US)
   Field programmable gate arrays       25,000    1,223,438
                                                 ----------
                                                 14,350,772
                                                 ----------
CONSUMER GOODS
AND SERVICES  8.6%
ADIDAS (GERMANY)
   Manufacturer of sporting goods       27,080    2,810,883
APCOA PARKING (GERMANY)
   Operator of parking garages
   throughout Europe                    11,000    1,078,182
GUANGNAN HOLDINGS (HONG KONG)
   Distributor of live and fresh
   food products                     1,080,000    1,554,488
GUANGNAN HOLDINGS (WARRANTS)*
(HONG KONG)
   Distributor of live and fresh
   food products                       178,571       99,698
GUCCI GROUP (NETHERLANDS)
   Manufacturer and marketer
   of apparel                           14,650    1,016,344
LIZ CLAIBORNE (US)
   Designer and distributor of
   women's apparel                      15,100      683,275
PROCTER & GAMBLE (US)
   Manufacturer of household products   17,800    2,238,350
PUMA (GERMANY)
   Manufacturer and marketer of footwear
   and other sporting goods             21,340      726,841
RAISION TEHTAAT (FINLAND)
   Processor and marketer of
   agricultural products                24,000    1,991,835
SERM SUK (THAILAND)
   Manufacturer and distributor of
   Pepsi-Cola drinks under franchise    96,700    1,925,115
WANT WANT HOLDINGS* (SINGAPORE)
   Manufacturer of rice crackers       418,000    1,396,120
                                                 ----------
                                                 15,521,131
                                                 ----------
DISTRIBUTORS  0.6%
RYOYO ELECTRO (JAPAN)
   Distributor of electronic goods      70,000    1,119,162
                                                 ----------
--------
See footnotes on page 41.
----
26

--------------------------------------------------------------------------------
GLOBAL GROWTH OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)                              APRIL 30, 1997


                                       SHARES       VALUE
                                       ------       -----
DIVERSIFIED  3.2%
BODYCOTE INTERNATIONAL (UK)
   Diversified manufacturer
   and distributor                     100,000   $1,178,342
CITIC PACIFIC (CHINA)
   Holding company with interests
   in Cathay Pacific Airlines and
   Dragon Air; telecommunications;
   and power stations                  232,000    1,254,848
DESC (ADRS) (MEXICO)
   Diversified product manufacturer;
   financial services provider         108,474    2,793,205
REPUBLIC INDUSTRIES* (US)
   Provider of pollution
   control services                     25,000      620,313
                                                 ----------
                                                  5,846,708
                                                 ----------
DRUGS AND HEALTH CARE  8.6%
AMGEN* (US)
   Biotechnology company                21,000    1,235,063
BIOGEN* (US)
   Developer of genetically
   engineered drugs                     23,000      738,875
BOSTON SCIENTIFIC* (US)
   Developer, producer, and
   marketer of medical devices          40,000    1,930,000
BRITISH BIOTECH (UK)
   Biotechnology company               300,000    1,177,530
CENTOCOR* (US)
   Developer of human health care
   products for cancer and
   cardiovascular diseases              38,000    1,071,125
COLUMBIA/HCA HEALTHCARE (US)
   Provider of medical services in
   several specialty hospitals          48,500    1,697,500
HOGY MEDICAL (JAPAN)
   Producer of disposable
   surgical gowns and medical supplies  34,600    1,188,123
PFIZER (US)
   Ethical drugs; hospital products;
   and specialty chemicals              22,200    2,131,200
PHARMACIA & UPJOHN (SWEDEN)
   Global pharmaceutical and
   biotechnology company                37,380    1,078,223
RICHTER GEDEON (HUNGARY)
   Manufacturer of pharmaceuticals,
   cosmetics, and pesticides            32,000    2,416,000
UNITED HEALTHCARE (US)
   Owner and manager of HMO and
   specialty managed care centers       18,700      909,288
                                                 ----------
                                                 15,572,927
                                                 ----------

ELECTRIC AND GAS UTILITIES  1.3%
GAZPROM (ADRS)*+ (RUSSIA)
   Producer of oil and gas              82,200    1,294,650
HUANENG POWER INTERNATIONAL* (CHINA)
   Developer and manufacturer of
   coal-fired power plants              45,000    1,091,250
                                                 ----------
                                                  2,385,900
                                                 ----------
ELECTRONICS  6.3%
KEYENCE (JAPAN)
   Manufacturer of detection devices
   and measuring control equipment      13,200    1,611,404
KYOCERA (JAPAN)
   Supplier of semiconductor packaging,
   capacitors, and cellular components  23,000    1,376,703
NIHON DEMPA KOGYO (JAPAN)
   Manufacturer of quartz electronic
   parts in Malaysia and China          65,000      890,762
PHILIPS ELECTRONICS (NETHERLANDS)
   Consumer and industrial electronics  37,900    1,981,254
SAMSUNG ELECTRONICS (SOUTH KOREA)
   Manufacturer of consumer
   electronics and semiconductors       23,270    1,050,059
SAMSUNG ELECTRONICS+
(SOUTH KOREA)
   Manufacturer of consumer
   electronics and semiconductors        4,700      376,469
SGS-THOMSON MICROELECTRONICS* (FRANCE)
   Manufacturer of semiconductor
   integrated circuits                  51,770    3,996,312
                                                 ----------
                                                 11,282,963
                                                 ----------
ENTERTAINMENT AND LEISURE  10.6%
ACCOR (FRANCE)
   Hotel operator and provider
   of related services                  11,233    1,612,835
CAPITAL RADIO (UK)
   Radio broadcasting company          150,000    1,310,398
CROWN* (AUSTRALIA)
   Casino operator                     583,333    1,015,105
DISNEY, WALT (US)
   Theme parks and hotel operator;
   film production                      25,000    2,050,000
GRANADA GROUP (UK)
   Television group with additional
   leisure interests including hotels  128,800    1,863,114
HIS (Japan)
   Travel agency specializing in
   overseas and package tours           35,000    1,474,758
LADBROKE GROUP (UK)
   Leisure group with interests
   in hotels and gaming                500,000    1,881,285

--------
See footnotes on page 41.
                                                                            ----

--------------------------------------------------------------------------------
GLOBAL GROWTH OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)                              APRIL 30, 1997


                                       SHARES       VALUE
                                       ------       -----
ENTERTAINMENT AND LEISURE (CONTINUED)
MGM GRAND* (US)
   Owner and operator of resort
   and casino hotels                    45,000 $  1,518,750
ORIENTAL LAND (JAPAN)
   Operator of Tokyo Disneyland         17,000    1,008,191
SOL MELIA* (SPAIN)
   Hotel manager and
   franchise company                    77,226    2,650,833
SUN INTERNATIONAL HOTELS* (US)
   Operator of resort and
   casino hotels                        42,000    1,275,750
TELEVISION BROADCASTING (HONG KONG)
   Television broadcasting,
   production, and licensing group     378,000    1,551,700
                                                 ----------
                                                 19,212,719
                                                 ----------
FINANCIAL SERVICES  7.4%
AMERICAN INTERNATIONAL GROUP (US)
   Commercial and industrial insurer    16,500    2,120,250
DONALDSON, LUFKIN & JENRETTE (US)
   Integrated investment and
   merchant banker and broker           12,000      517,500
MALAYSIA ASSURANCE (MALAYSIA)
   Provider of life and
   general insurance                   217,000    1,167,224
MANHATTAN CARD (HONG KONG)
   Operator of credit card business  1,664,000      515,529
MBNA (US)
   Issuer of credit cards; deposit,
   loan, and transaction processing     90,150    2,974,950
MEDIOLANUM* (ITALY)
   Life insurer; provider of a wide
   range of financial services         124,000    1,189,275
NOMURA SECURITIES (JAPAN)
   Securities firm                     125,000    1,397,968
SANYO SHINPAN FINANCE (JAPAN)
   Consumer finance company             31,900    1,565,228
STATE BANK OF INDIA (GDRS)*+ (INDIA)
   Provider of banking services         73,800    1,817,325
                                                 ----------
                                                 13,265,249
                                                 ----------
INDUSTRIAL GOODS AND
SERVICES  3.1%
ABB (SWITZERLAND)
   Manufacturer of heavy
   equipment for electric power
   generation and distribution           1,626    1,973,086
EMPRESAS ICA SOCIEDAD CONTROLADORA
(ADRS) (MEXICO)
   Construction company                134,000    1,993,250
OUTOKUMPU (FINLAND)
   Manufacturer of diversified
   metal products                       83,500    1,591,793
                                                  ---------
                                                  5,558,129
                                                  ---------

MANUFACTURING AND
INDUSTRIAL EQUIPMENT  1.5%
ASAHI DIAMOND INDUSTRIES (JAPAN)
   Manufacturer of
   diamond-tipped tools                175,100    1,373,550
KALMAR INDUSTRIES (SWEDEN)
   Manufacturer of forklifts and
   special lift trucks                  83,600    1,387,109
                                                  ---------
                                                  2,760,659
                                                  ---------
MEDICAL PRODUCTS AND
TECHNOLOGY  0.9%
ESSILOR INTERNATIONAL (FRANCE)
   Optical supplies manufacturer         5,890    1,624,688
                                                  ---------
PUBLISHING  1.3%
ELSEVIER (NETHERLANDS)
   Global printer and publisher
   of professional trade journals
   and magazines                       144,615    2,319,251
                                                  ---------
RESOURCES  2.2%
GENCOR (SOUTH AFRICA)
   Holding company with interests in
   gold, platinum, and coal mining     367,000    1,542,918
MOL MAGYAR OLAJ-ES GAZIPARI (GDRS)*+
(HUNGARY)
   Oil and gas producer
   and distributor                     110,000    1,969,000
TATNEFT (ADRS)*+(RUSSIA)
   Oil and gas explorer and producer     5,500      400,608
                                                  ---------
                                                  3,912,526
                                                  ---------
RESTAURANTS  2.0%
KFC HOLDINGS (MALAYSIA)
   Fast food restaurants               220,000      902,861
PIZZA EXPRESS (UK)
   Operator of restaurant chain        245,000    2,741,596
                                                  ---------
                                                  3,644,457
                                                  ---------
RETAIL TRADE  3.1%
ADOLFO DOMINGUEZ* (SPAIN)
   Clothing manufacturer and retailer    1,500       51,386
DIXONS GROUP (UK)
   Consumer electronics retailer       130,000    1,069,122
METRO (GERMANY)
   Department store operator            18,500    1,805,817
SHIMACHU (JAPAN)
   Furniture retailer                   70,000    1,681,500
TSUTSUMI JEWELRY (JAPAN)
   Manufacturer and retailer of jewelry 49,500    1,009,727
                                                  ---------
                                                  5,617,552
                                                  ---------
SUPPORT SERVICES  2.5%
CRT GROUP (UK)
   Provider of training and
   recruitment services; publisher
   of multimedia products              350,000    1,308,367

-------
See footnotes on page 41.
----
28

--------------------------------------------------------------------------------
GLOBAL GROWTH OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)                              APRIL 30, 1997

                                       SHARES       VALUE
                                       ------       -----

SUPPORT SERVICES (CONTINUED)
RENTOKIL (UK)
   Provider of commercial
   services such as pest control
   and office maintenance              265,000  $ 1,742,200
SECOM (JAPAN)
   Security services pioneer            26,000    1,546,034
                                                -----------
                                                  4,596,601
                                                -----------
TELECOMMUNICATIONS  7.6%
DDI (JAPAN)
   Long distance and mobile
   telecommunications services             240    1,593,447
L.M. ERICSSON TELEFON (SERIES B) (SWEDEN)
   Manufacturer of telecommunications
   equipment                            97,950    3,100,396
TELEBRAS (ADRS) (BRAZIL)
   Provider of telecommunications
   services                             38,000    4,355,454
TELECEL-COMUNICACAOES PESSOAIS* (PORTUGAL)
   Cellular communications operator      1,850      159,484
TELEFONICA DEL PERU (ADRS) (PERU)
   Provider of telecommunications
   services                             70,000    1,680,000
VIDESH SANCHAR NIGAM (GDRS)* (INDIA)
   Provider of international
   telecommunications services          45,400      885,300
WORLDCOM* (US)
   Provider of interstate long distance
   telecommunications services          81,200    1,943,725
                                                -----------
                                                 13,717,806
                                                -----------
TOBACCO  1.6%
TABACALERA (SPAIN)
   Manufacturer and marketer of
   tobacco products                     57,550    2,894,159
                                                -----------
TRANSPORTATION  2.1%
KONINKLIJKE VAN OMMEREN (NETHERLANDS)
   Provider of logistic services to
   marine transport industry            39,715    1,549,445
LUFTHANSA (GERMANY)
   Airline services worldwide;
   operator of Penta hotels            164,000    2,293,135
                                                -----------
                                                  3,842,580
                                                -----------
TOTAL INVESTMENTS  95.1%
   (Cost $149,031,570)                          171,593,785
OTHER ASSETS LESS LIABILITIES  4.9%               8,786,619
                                                -----------
NET ASSETS  100.0%                             $180,380,404
                                                ===========

--------
See footnotes on page 41.
                                                                            ----

--------------------------------------------------------------------------------
GLOBAL SMALLER COMPANIES FUND
PORTFOLIO OF INVESTMENTS                                          APRIL 30, 1997

                                       SHARES       VALUE
                                       ------       -----
COMMON STOCKS  95.0%
ADVERTISING  1.4%
ASATSU (JAPAN)
   Advertising agency                  118,100  $ 3,348,508
UNIVERSAL OUTDOOR HOLDINGS* (US)
   Outdoor advertising
   such as billboards                  352,000    9,416,000
                                                -----------
                                                 12,764,508
                                                -----------
AUTOMOTIVE PARTS
MANUFACTURING  3.1%
ECIA (FRANCE)
   Manufacturer of automobile
   components                           41,467    6,530,012
FUTURIS (AUSTRALIA)
   Mini-conglomerate with interests
   in automobile components,
   building materials, and
   financial services                2,299,822    3,463,706
KOITO MANUFACTURING (JAPAN)
   Manufacturer of automobile
   lighting equipment                  102,000      618,571
MONTUPET (FRANCE)
   Manufacturer of automobile
   components                           23,430    2,632,584
NIPPON SEIKI (JAPAN)
   Manufacturer of automobile
   components                          168,700    1,527,959
NOKIAN TYRES* (FINLAND)
   Manufacturer of tires               256,340    6,170,088
QINGLING MOTORS (CHINA)
   Manufacturer of
   lightweight trucks                1,500,000      822,942
SYLEA (FRANCE)
   Manufacturer of automobile
   components                           73,523    6,293,503
                                                -----------
                                                 28,059,365
                                                -----------
BUILDING MATERIALS  1.9%
APOGEE ENTERPRISES (US)
   Manufacturer and distributor of
   energy-efficient aluminum
   window systems                      230,000    3,435,625
DANTO (JAPAN)
   Manufacturer of wall and
   floor tiles                         282,000    2,665,197
GUJURAT AMBUJA CEMENT (GDRS) (INDIA)
   Cement producer                     260,000    2,470,000
MALAYAN CEMENT (MALAYSIA)
   Cement producer                     886,750    1,469,790
POLYPIPE (UK)
   Manufacturer of plastic piping
   and molded plastic products       1,525,000    5,985,777
TIPCO ASPHALT (THAILAND)
   Manufacturer and distributor of
   asphalt emulsion                    250,000    1,263,400
                                                -----------
                                                 17,289,789
                                                -----------
BUSINESS SERVICES  5.5%
ACCUSTAFF* (US)
   Provider of temporary
   personnel services                  350,000    6,387,500
BA MERCHANT SERVICES (CLASS A)* (US)
   Provider of payment
   processing services                 200,000    2,800,000
CERIDIAN* (US)
   Provider of data processing
   services                            225,000    7,509,375
FACTSET RESEARCH SYSTEMS* (US)
   Provider of on-line database
   services to the financial
   community                           500,000   10,125,000
FUJITSU BUSINESS SYSTEMS (JAPAN)
   Distributor of computer equipment   147,000    2,963,850
IBC GROUP (UK)
   Business communications             987,400    5,881,670
ISA INTERNATIONAL (UK)
   Distributor of computer
   consumables                       1,299,003    4,972,040
SITEL* (US)
   Telemarketer                        239,500    2,365,063
SKILLED ENGINEERING (AUSTRALIA)
   Provider of personnel placement
   and outsourcing services            995,000    1,979,943
SOURCE SERVICES* (US)
   Specialty staffing services         200,000    3,325,000
YOKOHAMA REITO (JAPAN)
   Cold storage, freezing, and
   loading services                    103,000    1,062,692
                                                -----------
                                                 49,372,133
                                                -----------
CAPITAL GOODS 4.9%
BOBST (SWITZERLAND)
   Manufacturer of machinery for the
   paper and packaging industries        2,912    4,248,234
BT INDUSTRIES (SWEDEN)
   Manufacturer of forklifts           250,960    4,644,442
FUSION SYSTEMS* (US)
   Manufacturer of ultraviolet
   curing systems                       70,000    1,859,375
IRO (SWEDEN)
   Manufacturer of textile machinery   274,630    2,944,342
KALMAR INDUSTRIES (SWEDEN)
   Manufacturing of forklifts and
   special lift trucks                 214,750   3,563,178
KCI KONECRANES INTERNATIONAL (FINLAND)
   Manufacturer of cranes and other
   heavy-duty lifting equipment        150,000    5,776,785
KOMORI (JAPAN)
   Manufacturer of offset
   printing machines                   196,000    4,183,350
NAMURA SHIPBUILDING (JAPAN)
   Shipbuilder                         229,000      649,287
RAUMA (FINLAND)
   Manufacturer of forestry-related
   machinery                           435,750    8,978,135
VALMET (FINLAND)
   Manufacturer of paper and
   pulp machinery                      408,510    6,914,432
                                                -----------
                                                 43,761,560
                                                -----------

-------
See footnotes on page 41.
----
30

--------------------------------------------------------------------------------
GLOBAL SMALLER COMPANIES FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)                              APRIL 30, 1997


                                       SHARES       VALUE
                                       ------       -----
CHEMICALS  1.4%
CHEMICAL COMPANY OF MALAYSIA (MALAYSIA)
   Producer of industrial chemicals
   and pharmaceuticals                 439,000  $ 1,364,332
CHEMICAL COMPANY OF MALAYSIA
(WARRANTS)* (MALAYSIA)
   Producer of industrial chemicals
   and pharmaceuticals                  53,250       55,588
OM GROUP (US)
   Producer of specialty chemicals     200,000    5,575,000
TOSHIBA CHEMICAL (JAPAN)
   Producer of synthetic resin molded
   products and insulating materials    14,000       60,755
TOYO INK MANUFACTURING (JAPAN)
   Ink manufacturer                    854,000    3,093,959
VALLEY NATIONAL GASES* (US)
   Packager and distributor of gases   300,000    2,568,750
                                                -----------
                                                 12,718,384
                                                -----------
COMPUTER SOFTWARE  2.7%
ACXIOM* (US)
   Provider of data processing
   services                            200,000    2,650,000
BLACK BOX* (US)
   Provider of communications and
   networking solutions                100,000    2,381,250
DIAMOND COMPUTER SERVICE (JAPAN)
   Provider of data processing and
   software development services         6,000       77,026
F.I. GROUP (UK)
   Designer and builder of
   software applications               527,200    4,297,144
HITACHI INFORMATION SYSTEMS (JAPAN)
   Leading data processing firm        155,000    1,477,121
INFORMATICS HOLDINGS (SINGAPORE)
   Operator of computer
   training schools                  1,385,000      689,293
JAPAN INFORMATION PROCESSING
SERVICE (JAPAN)
   Computer software developer          20,750      228,794
MARCAM* (US)
   Supplier of business planning
   applications and services           270,000    3,172,500
MENTOR GRAPHICS* (US)
   Electronic design automation
   software                            200,000    1,418,750
PARITY (UK)
   Software and consultancy          1,040,800    8,288,900
                                                -----------
                                                 24,680,778
                                                -----------
CONSTRUCTION AND
PROPERTY  6.4%
ASHTEAD GROUP (UK)
   Rentor of equipment for
   the construction industry         1,807,100    8,091,654
                                                -----------

BAU HOLDINGS (AUSTRIA)
   Construction and civil engineering   29,924    2,119,100
BAU HOLDINGS (VOTING PREFERENCE SHARES)
(AUSTRIA)
   Construction and civil engineering  103,250    5,549,481
BUKIT SEMBAWANG ESTATES (SINGAPORE)
   Property developer                   64,000    1,318,311
DANSKE TRAELASTKOMPAGNI (DENMARK)
   Timber supply company                81,791    7,641,986
HIGASHI NIHON HOUSE (JAPAN)
   Home builder                        290,000    2,855,005
KAMPA-HAUS (GERMANY)
   Residential construction             70,200    2,638,640
MITSUI HOME (JAPAN)
   Home builder                        320,000    3,049,539
NEW ASIA REALTY (HONG KONG)
   Holding company with interests
   in property and real estate         579,000    2,137,635
NISHIO RENT ALL (JAPAN)
   Rentor of construction equipment    114,000    1,292,904
PLETTAC (GERMANY)
   Manufacturer of scaffolding,
   lightweight construction sheds,
   and related products                 32,273    7,175,718
SIME UEP PROPERTIES (MALAYSIA)
   Property company involved in both
   investment and development          403,000      802,853
STO (GERMANY)
   Producer and marketer of
   building materials                      912      326,976
THORKILD KRISTENSE (DENMARK)
   Property development                 69,313    5,001,888
TILBURY DOUGLAS (UK)
   Small contractor                    552,000    6,459,592
WING TAI HOLDINGS (SINGAPORE)
   Real estate investment
   holding company                     440,000    1,137,485
                                                -----------
                                                 57,598,767
                                                -----------
CONSUMER GOODS AND
SERVICES  5.7%
AMERICAN DISPOSAL SERVICES* (US)
   Provider of pollution
   control equipment                   175,000    2,821,875
BUDGET GROUP* (US)
   Owner and operator of Budget
   Rent-a-Car franchises               350,000    7,350,000
CANANDAIGUA WINE (CLASS A)* (US)
   Wine, imported beer, and
   distilled spirits                   150,000    3,862,500
CHILDTIME LEARNING CENTERS* (US)
   Provider of childcare services      225,000    2,165,625
EKORNES (NORWAY)
   Manufacturer of home furnishings  1,568,000   11,687,504


--------
See footnotes on page 41.
                                                                            ----

--------------------------------------------------------------------------------
GLOBAL SMALLER COMPANIES FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)                              APRIL 30, 1997

                                       SHARES       VALUE
                                       ------       -----
CONSUMER GOODS AND SERVICES (CONTINUED)
FUJICCO (JAPAN)
   Food manufacturer                    61,000 $    682,208
GERRY WEBER INTERNATIONAL* (GERMANY)
   Designer and manufacturer
   of ladies' apparel                    2,854      130,380
LA DORIA++ (ITALY)
   Producer of food, specializing in
   canned tomatoes, fruits
   and fruit juices                  2,252,166    5,979,610
SOLA INTERNATIONAL* (US)
   Designer and manufacturer of
   optical supplies                    175,000    4,375,000
STEINWAY MUSICAL INSTRUMENTS* (US)
   Manufacturer of musical equipment   200,000    3,425,000
TARKETT (GERMANY)
   Manufacturer and distributor of
   hardwood flooring                   323,800    5,804,545
WANT WANT HOLDINGS* (SINGAPORE)
   Manufacturer of rice crackers       797,000    2,661,980
                                                -----------
                                                 50,946,227
                                                -----------
DRUGS AND HEALTH CARE  6.8%
AMERICAN ONCOLOGY RESOURCES* (US)
   Provider of management services
   to oncology practices               200,000    1,787,500
AMERISOURCE HEALTH (CLASS A)* (US)
   Wholesale distributor of
   pharmaceuticals                     215,000    9,594,375
CHIROSCIENCE GROUP (UK)
   Pharmaceutical company specializing
   in pharmaceuticals for cancer, pain,
   and inflammatory disorders          110,000      596,241
COLLABORATIVE CLINICAL RESEARCH* (US)
   Manager of clinical research network150,000      937,500
DARYA VARIA LAB (INDONESIA)
   Manufacturer of generic
   pharmaceuticals                     775,560      949,503
HOGY MEDICAL (JAPAN)
   Producer of disposable
   surgical gowns and medical supplies   4,000      137,355
INTENSIVA HEALTHCARE* (US)
   Provider of acute long-term care
   for the critically ill              225,000    1,687,500
PARKWAY HOLDINGS (SINGAPORE)
   Hospital manager                    482,000    1,965,715
PEPTIDE THERAPEUTICS (UK)
   Biopharmaceuticals development
   company                             135,000      695,547
SHIRE PHARMACEUTICALS* (UK)
   Biotechnology company specializing
   in metabolic bone and
   Alzheimer's diseases                247,500      876,931
TAMRO (FINLAND)
   Health care wholesaler for
   Scandinavia and the Baltics       1,419,130    8,744,543
TOTAL RENAL CARE HOLDINGS* (US)
   Provider of dialysis services       215,000    6,906,875
TOWA PHARMACEUTICAL (JAPAN)
   Large generic drug wholesaler       118,000    1,254,627
TRIGON HEALTHCARE* (US)
   Managed health care company         100,000    1,900,000
VANGUARD MEDICA GROUP (UK)
   Emerging biopharmaceutical
   company planning to develop and
   commercialize new drugs              65,000      633,867
WATERS* (US)
   Manufacturer of liquid
   chromatography instruments          269,000    7,969,125
WATSON PHARMACEUTICALS* (US)
   Manufacturer of off-patent
   medications                         410,000   14,657,500
                                                -----------
                                                 61,294,704
                                                -----------
ELECTRIC UTILITIES  3.2%
BEIJING DATANG POWER GENERATION*
(HONG KONG)
   Generator and distributor of
   electric power                    2,200,000    1,143,082
CALENERGY* (US)
   Developer of geothermal
   energy power                        400,000   15,650,000
CALPINE* (US)
   Developer of power
   generation facilities               500,000    8,125,000
CENTRAIS ELETRICAS DE SANTA CATARINA
   (GDRS)* (BRAZIL)
   Distributor of electricity           17,300    2,452,275
FIRST PHILIPPINE HOLDINGS (PHILIPPINES)
   Generator and distributor of
   electric power                      148,750      259,480
OKINAWA ELECTRIC POWER (JAPAN)
   Supplier of electricity to
   Okinawa Island                       76,600    1,303,111
                                                -----------
                                                 28,932,948
                                                -----------
ELECTRICAL DISTRIBUTION  0.8%
ABACUS POLAR (UK)
   Distributor of electronic
   components                          717,500    2,478,075
REXEL (FRANCE)
   European electrical distributor       6,900    1,840,552
TRIFAST (UK)
   Manufacturer and distributor
   of fasteners for the
   electronics industry                369,000    3,061,651
                                                -----------
                                                  7,380,278
                                                -----------

--------
See footnotes on page 41.
----
32

--------------------------------------------------------------------------------
GLOBAL SMALLER COMPANIES FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)                              APRIL 30, 1997

                                       SHARES       VALUE
                                       ------       -----
ELECTRONICS  5.2%
BERG ELECTRONICS* (US)
   Manufacturer of electronic
   connectors                          250,000  $ 7,500,000
ELECTRO SCIENTIFIC INDUSTRIES* (US)
   Manufacturer of memory
   circuit repair systems              120,000    3,352,500
ENPLAS (JAPAN)
   Manufacturer of electronic
   components and engineering plastics  39,000      614,318
FAIREY GROUP (UK)
   Electrical and electronic engineering454,100   3,834,163
FOSTER ELECTRIC (JAPAN)
   Speaker manufacturer with
   worldwide production                122,000      446,799
HANA MICROELECTRONICS (THAILAND)
   Circuit board manufacturer          225,100    1,318,541
HANA MICROELECTRONICS (RFD LINE)
(THAILAND)
   Circuit board manufacturer           62,900      339,544
HORIBA INSTRUMENTS (JAPAN)
   Manufacturer of instruments
   and analyzers                       322,000    3,017,878
JOHNSON ELECTRIC HOLDINGS (HONG KONG)
   Designer, manufacturer, and
   marketer of micromotors             455,000    1,233,444
LOJACK* (US)
   Manufacturer of stolen vehicle
   tracking devices                    500,000    4,968,750
MAXIM INTEGRATED PRODUCTS* (US)
   Manufacturer of linear and
   mixed-signal integrated circuits    175,000    9,242,188
OTRA (NETHERLANDS)
   Holding company for various technical
   product wholesale companies         472,803    7,533,935
RYOYO ELECTRO (JAPAN)
   Distributor of electronic goods     191,000    3,053,714
                                                -----------
                                                 46,455,774
                                                -----------
FINANCIAL SERVICES  3.2%
BURE INVESTMENT AKTIEBOLAGET (SWEDEN)
   Investment company                   32,663      412,717
CENTRALE POUR L'INDUSTRIE (FRANCE)
   Diversified holding company
   with interests in financial
   services and insurance                5,743      345,792
DAH SING FINANCIAL (HONG KONG)
   Chinese-owned bank                  489,800    2,035,933
FOKUS BANK (NORWAY)
   Provider of banking services        552,100    5,396,379
FUJI FIRE AND MARINE INSURANCE (JAPAN)
   Non-life insurance firm           1,083,000    3,582,421
ICHIYOSHI SECURITIES (JAPAN)
   Kansai-based securities business    740,000    2,243,837
MUTUAL RISK MANAGEMENT (US)
   Provider of risk management
   services to insurance brokers       135,066    4,963,676
NEWCOURT CREDIT GROUP (CANADA)
   Financial services company          120,000    2,212,437
NISSHIN FIRE & MARINE INSURANCE
   (JAPAN)
   Non-life insurance company          404,000    1,272,742
PHILIPPINE NATIONAL BANK (PHILIPPINES)
   Commercial bank                      19,425      127,437
SOUTHERN BANK (MALAYSIA)
   Commercial bank                     480,000    1,185,752
SOUTHERN BANK (RFD LINE) (MALAYSIA)
   Commercial bank                      33,000       81,520
UNIONAMERICA HOLDINGS (ADRS) (UK)
   Provider of property and casualty
   reinsurance                         200,000    3,350,000
WING HANG BANK (HONG KONG)
   Commercial bank                     343,200    1,253,784
                                                -----------
                                                 28,464,427
                                                -----------
INDUSTRIAL GOODS
AND SERVICES  4.7%
AEA TECHNOLOGY (UK)
   Provider of engineering and
   research and development services   260,000    2,068,519
ALLIED WASTE INDUSTRIES (US)
   Provider of integrated waste
   disposal services                   400,000    4,500,000
ANGPANNEFORENINGEN (CLASS B) (SWEDEN)
   Engineering consultancy             162,750    2,949,649
ASSYSTEM (FRANCE)
   Global industrial consultant for the
   nuclear, steel, oil, automobile,
   space, and transportation
   industries                          109,435    8,541,543
BACOU USA* (US)
   Designer and manufacturer of
   personal protective gear            200,000    3,012,500
DRILEX INTERNATIONAL (US)
   Provider of precision drilling
   products and services               150,000    2,109,375
DRUCK HOLDINGS (UK)
   Worldwide engineering group         346,200    1,434,831
FINNING INTERNATIONAL (CANADA)
   Lessor of construction equipment     80,000    1,787,133
FIRST AVIATION SERVICES* (US)
   Service provider to
   aircraft operators                  200,000    1,687,500
KARDEX (SWITZERLAND)
   Manufacturer and distributor
   of industrial storage and
   retrieval systems                     1,839      550,075


---------
See footnotes on page 41.
                                                                            ----

--------------------------------------------------------------------------------
GLOBAL SMALLER COMPANIES FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)                              APRIL 30, 1997

                                       SHARES       VALUE
                                       ------       -----

INDUSTRIAL GOODS AND SERVICES (CONTINUED)
MEMTEC (ADRS) (AUSTRALIA)
   Researcher, developer, and
   producer of filtration and
   separation products                 410,000  $ 9,430,000
TECHNIP* (FRANCE)
   Engineering contractors              33,390    3,534,030
VISUAL ACTION HOLDINGS (UK)
   Rentor of cameras
   and related equipment                94,100      256,176
                                                -----------
                                                 41,861,331
                                                -----------
LEISURE AND HOTELS  1.2%
ALLIED LEISURE (UK)
   Bowling alley operator            4,525,000    2,794,703
GTECH HOLDINGS* (US)
   Operator of state and local
   lottery systems                     100,000    3,075,000
MANDARIN ORIENTAL* (HONG KONG)
   Operator and manager of
   hotels in the Pacific             1,247,000    1,446,520
SUN INTERNATIONAL HOTELS* (US)
   Operator of resort and
   casino hotels                       125,000    3,796,875
                                                -----------
                                                 11,113,098
                                                -----------
MANUFACTURING  11.4%
AMERICAN HOMESTAR* (US)
   Retailer and producer of
   manufactured homes                  300,000    4,950,000
ASAHI DIAMOND INDUSTRIES (JAPAN)
   Manufacturer of
   diamond-tipped tools                400,670    3,143,005
BRITISH POLYTHENE INDUSTRIES (UK)
   Manufacturer and converter
   of polythene                        270,000    2,834,848
COBHAM (UK)
   High-integrity engineering          385,000    3,970,323
DAVID BROWN GROUP (UK)
   Diversified engineering company;
   manufacturer of transmission
   equipment and pumps               1,312,332    4,276,531
DOMNICK HUNTER (UK)
   Manufacturer of filtration,
   purification, and separation
   products                            695,700    4,127,132
L'EUROPEENNE D'EXTINCTEURS++ (FRANCE)
   Seller and distributor
   of fire extinguishers               130,760    8,487,792
L'EUROPEENNE D'EXTINCTEURS (RIGHTS)*
(FRANCE)
   Seller and distributor
   of fire extinguishers               130,760    1,906,613
FINNVEDEN (SERIES B) (SWEDEN)
   Industrial conglomerate             383,215    6,798,581
GLORY KOGYO (JAPAN)
   Manufacturer and major exporter
   of currency-handling machines       155,000    2,807,750
HOKKAI CAN (JAPAN)
   Manufacturer of cans for
   the food industry                   402,000    1,899,661
HOKUSHIN (JAPAN)
   Producer of fiber board             270,000    1,446,011
HUCKE (GERMANY)
   Manufacturer of textiles
   and clothing                        248,530    7,042,138
INDUSTRIE NATUZZI (ADRS)+ (ITALY)
   Manufacturer of leather furniture    66,480    1,479,180
KOMATSU SEIREN (JAPAN)
   Printer of long-staple fabrics      224,000    1,690,100
MITSUBISHI CABLE INDUSTRIES (JAPAN)
   Manufacturer of wire and
   cable products                      332,000    1,257,714
NICHICON (JAPAN)
   Manufacturer of electrical
   equipment                           297,000    3,251,398
PLM (SWEDEN)
   Manufacturer of food packaging      419,720    6,803,375
RISO KAGAKU (JAPAN)
   Manufacturer of copying machines      1,000       59,069
SAMAS GROEP (NETHERLANDS)
   Manufacturer of office furniture    157,480    6,079,184
SANKYO (JAPAN)
   Manufacturer of pachinko
   game equipment                      185,000    4,269,119
SIG SCHWEIZERISCHE INDUSTRIE-GESELLSCHAFT*
(SWITZERLAND)
   Industrial conglomerate               4,113    5,564,154
SODICK (JAPAN)
   Manufacturer of electrodischargers  348,000    3,069,702
STOVES (UK)
   Manufacturer of ovens               452,500    2,070,287
TOKYO STYLE (JAPAN)
   Manufacturer of women's
   ready-to-wear apparel               135,000    1,626,762
TSUBAKI NAKASHIMA (JAPAN)
   Manufacturer of ball bearings       442,000    3,481,137
TSUDAKOMA (JAPAN)
   Manufacturer of air-jet looms       648,000    2,378,263
VENTURE MANUFACTURING (SINGAPORE)
   Contract manufacturer               278,000      787,862
WELLINGTON HOLDINGS (UK)
   Producer of sealing systems
   and rubber compounds                440,000    1,662,682
ZAG INDUSTRIES* (ISRAEL)
   Designer, developer, and
   manufacturer of plastic
   consumer products                   220,000    3,107,500
                                                -----------
                                                102,327,873
                                                -----------


-------
See footnotes on page 41.
----
34

--------------------------------------------------------------------------------
GLOBAL SMALLER COMPANIES FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)                              APRIL 30, 1997

                                       SHARES       VALUE
                                       ------       -----

MEDIA  3.3%
AAMULEHTI YHTYMAE (FINLAND)
   Publisher                             7,950   $  274,022
CAPITAL RADIO (UK)
   Commercial radio station            660,200    5,767,499
COX RADIO (CLASS A)* (US)
   Operator of radio stations          350,000    7,087,500
GWR GROUP (UK)
   Local radio operator              1,097,500    3,540,777
SOUTH CHINA MORNING POST
(HONG KONG)
   English language newspaper        3,875,000    3,326,459
TOEI (JAPAN)
   Producer of movies, particularly of
   animated movies                     313,000    1,740,395
TRINITY INTERNATIONAL HOLDINGS (UK)
   Publisher of regional newspapers
   in the UK, US, and Canada           827,600    6,147,099
UNITED VIDEO SATELLITE GROUP (CLASS A)*
(US)
   Satellite-delivered program
   services                            102,500    1,614,375
                                                -----------
                                                 29,498,126
                                                -----------
MEDICAL PRODUCTS AND
TECHNOLOGY  2.7%
ACUSON* (US)
   Designer, producer, and retailer of
   medical diagnostic ultrasound
   imaging systems                     125,000    3,031,250
CHIREX* (US)
   Contract manufacturer in the
   pharmaceutical industry             100,000    1,006,250
COMPDENT* (US)
   Provider of managed care
   dental services                     200,000    3,212,500
HITACHI MEDICAL (JAPAN)
   Manufacturer of medical
   equipment                           193,000    2,492,872
IMNET SYSTEMS* (US)
   Electronic information and
   document management systems         150,000    2,728,125
INSTRUMENTATION LABORATORIES (ADRS)*
(ITALY)
   Developer, manufacturer,
   and distributor of in vitro
   diagnostics instruments             319,900    1,239,613
NCS HEALTHCARE (CLASS A)* (US)
   Health care facility and
   pharmacy services                   320,000    7,320,000
SYBRON INTERNATIONAL* (US)
   Manufacturer of laboratory
   and dental supplies                  86,000    2,859,500
                                                -----------
                                                 23,890,110
                                                -----------
METALS  0.9%
AMTEK ENGINEERING (SINGAPORE)
   Manufacturer of precision
   metal parts                         615,000    1,062,764
                                                -----------
IMS INTERNATIONAL METAL SERVICE (FRANCE)
   Distributor and broker of specialized
   metal products                       11,043    1,687,849
NAKAYAMA STEEL WORKS (JAPAN)
   Small blast furnace company,
   mainly for the housing industry     709,000    2,563,054
SANYO SPECIAL STEEL (JAPAN)
   Steel manufacturer                1,284,000    3,033,788
                                                -----------
                                                  8,347,455
                                                -----------
PAPER AND PRINTING  0.9%
MUNSKJO (SWEDEN)
   Producer of specialty paper         387,800    3,588,449
NISSHA PRINTING (JAPAN)
   Integrated printing firm            180,000    1,601,953
RENGO (JAPAN)
   Manufacturer of paper board         514,000    2,542,270
ROTTNEROS (SWEDEN)
   Manufacturer of pulp, wooden
   boards, and other forest products   143,000      158,787
                                                -----------
                                                  7,891,459
                                                -----------
RESOURCES  1.1%
NITTETSU MINING (JAPAN)
   Open cast coal miner                492,000    3,169,694
QNI (AUSTRALIA)
   Producer of nickel and cobalt     1,272,000    2,362,400
SEOUL CITY GAS (SOUTH KOREA)
   Distributor of natural gas           22,000    1,159,193
TARRAGON OIL & GAS* (CANADA)
   Explorer, developer, and
   producer of oil and gas             270,000    3,189,776
                                                -----------
                                                  9,881,063
                                                -----------
RESTAURANTS  1.9%
AIYA (JAPAN)
   Operator of restaurant chain        142,000    1,621,643
KENTUCKY FRIED CHICKEN (JAPAN)
   Fast food restaurants               187,000    2,253,367
KFC HOLDINGS (MALAYSIA)
   Fast food restaurants               271,000    1,112,160
MOS FOOD SERVICES (JAPAN)
   Fast food restaurants                58,000      785,697
PIZZA EXPRESS (UK)
   Operator of restaurant chain        860,000    9,623,564
SAGAMI CHAIN (JAPAN)
   Noodle restaurant chain             162,750    1,897,062
                                                -----------
                                                 17,293,493
                                                -----------
RETAILING  7.6%
AOYAMA TRADING (JAPAN)
   Retailer of suits and clothing      148,000    4,172,954
CLINTON CARDS (UK)
   Retailer of greeting cards          736,043    2,823,246
CORPORATE EXPRESS* (US)
   Office products supplier            500,000    4,937,500
COURTS (SINGAPORE)
   Retailer of household furniture     546,500      691,294

--------
See footnotes on page 41.
                                                                            ----

--------------------------------------------------------------------------------
GLOBAL SMALLER COMPANIES FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)                              APRIL 30, 1997

                                       SHARES       VALUE
                                       ------       -----

RETAILING (CONTINUED)
DOMINICK'S SUPERMARKETS* (US)
   Supermarket operator                150,000  $ 3,075,000
ELECTRONICS BOUTIQUE* (UK)
   Electronic games retailer         7,099,981    3,202,239
FOTOLABO CLUB (SWITZERLAND)
   Film processor                        8,714    2,861,225
GAMES WORKSHOP GROUP (UK)
   Manufacturer and retailer
   of specialty fantasy games          280,000    2,962,597
GUANGNAN HOLDINGS (HONG KONG)
   Distributor of live and
   fresh food products               2,339,000    3,366,619
GUANGNAN HOLDINGS (WARRANTS)*
(HONG KONG)
   Distributor of live and
   fresh food products                 501,285      279,872
HAMLEY'S (UK)
   Toy store                           269,700    1,389,549
HORNBACH BAUMARKT (GERMANY)
   Large home improvement and
   garden center retailer              118,090    3,755,826
JARDINE INTERNATIONAL MOTOR HOLDINGS
(HONG KONG)
   Holding company for Jardine
   Matheson Group, which sells
   and services cars                 1,919,000    2,229,494
JOSHIN DENKI (JAPAN)
   Budget electrical appliance
   retailer                            196,000    1,651,729
LINENS 'N THINGS* (US)
   Home textiles retailer              150,000    3,187,500
LOJAS ARAPUA (ADRS)*+ (BRAZIL)
   Specialist electrical
   appliance retailer                  104,000    2,161,078
MOEBEL WALTHER (GERMANY)
   Retailer of furniture and
   related products                    105,300    4,871,335
PRODEGA++ (SWITZERLAND)
   Food retailer                         6,550    1,959,211
RDO EQUIPMENT (CLASS A)* (US)
   Owner and operator of
   John Deere stores                   250,000    4,125,000
SAVE GROUP (UK)
   Gas station chain                   455,633      877,540
   Shimachu (Japan)
   Furniture retailer                   77,000    1,849,650
SUNDRUG (JAPAN)
   Operator of outlet drug stores       52,800      844,168
TSUTSUMI JEWELRY (JAPAN)
   Manufacturer and retailer
   of jewelry                          118,400    2,415,185
UGLY DUCKLING* (US)
   Used car sales and finance
   company                             130,000    1,876,875
VIKING OFFICE PRODUCTS* (US)
   Office products retailer            175,000    2,406,250
XEBIO (JAPAN)
   Retailer of outdoor clothing        172,700    4,053,288
                                                -----------
                                                 68,026,224
                                                -----------
SUPPORT SERVICES  1.7%
CMG (NETHERLANDS)
   Information technology
   consulting                          467,900    8,289,209
CRT GROUP (UK)
   Provider of training and
   recruitment services;
   publisher of multimedia
   products                          1,195,000    4,467,137
HENRY WALKER GROUP (AUSTRALIA)
   Provider of civil engineering
   and mining services               1,200,000    2,228,680
                                                -----------
                                                 14,985,026
                                                -----------
TECHNOLOGY  1.8%
ASYST TECHNOLOGIES* (US)
   Miniature clean-room environment
   devices for the manufacture of
   silicon wafers                      125,000    2,609,375
BTG (UK)
   Technology transfer company
   assisting in the commercialization
   of technological innovations        258,000    2,673,212
CREDENCE SYSTEMS* (US)
   Manufacturer of automated
   semiconductor test equipment        140,000    2,240,000
GETRONICS (NETHERLANDS)
   Computer systems integration
   consultant                          159,296    4,830,997
SIERRA SEMICONDUCTOR* (US)
   Integrated circuit supplier         200,000    3,387,500
                                                -----------
                                                 15,741,084
                                                -----------
TELECOMMUNICATIONS  0.5%
AERIAL COMMUNICATIONS* (US)
   Provider of cellular telephone
   services                            300,000    1,481,250
ARCH COMMUNICATIONS GROUP* (US)
   Provider of nationwide paging
   services                            350,000    2,012,500
KVH INDUSTRIES* (US)
   Digital navigation systems and
   satellite communications            175,000      940,625
                                                -----------
                                                  4,434,375
                                                -----------
TRANSPORTATION  2.2%
CELADON GROUP* (US)
   Provider of transportation and
   international freight services      300,000    3,168,750
COMFORT (SINGAPORE)
   Taxi operator                       157,000      119,375
DAWSON GROUP (UK)
   Rentor of commercial vehicles     1,076,600    3,534,591
IINO KAIUN* (JAPAN)
   Shipping company                  1,068,000    2,868,300
NATIONAL EXPRESS GROUP (UK)
   Long distance coach services
   operating in the UK and Europe      460,000    3,854,074


-------
See footnotes on page 41.
----
36

--------------------------------------------------------------------------------
GLOBAL SMALLER COMPANIES FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)                              APRIL 30, 1997

                                       SHARES       VALUE
                                       ------       -----

TRANSPORTATION (CONTINUED)
RUBIS (FRANCE)
   Chemical storage and
   distribution company                 77,210  $ 2,033,062
SIMON TRANSPORTATION SERVICES* (US)
   Povider of temperature-controlled
   transportation services             240,000    4,140,000
TONAMI TRANSPORT (JAPAN)
   Regional transport company          117,000      457,974
                                                -----------
                                                 20,176,126
                                                -----------
VETERINARY PRODUCTS  0.6%
VIRBAC (FRANCE)
   Manufacturer of animal drugs
   and veterinary products              58,152    5,835,650
                                                -----------
MISCELLANEOUS  0.3%
TAIWAN AMERICAN FUND* (TAIWAN)
   Closed-end fund
   investing in Taiwan                 124,000    2,416,760
                                                -----------
TOTAL COMMON STOCKS
   (Cost $850,544,211)                          853,438,895
                                                -----------
PREFERRED STOCKS  0.9%
   (Cost $7,551,037)
CONSUMER GOODS AND SERVICES  0.9%
GERRY WEBER INTERNATIONAL (GERMANY)
   Designer and manufacturer
   of ladies' apparel                  174,901    7,737,192
                                                -----------
TOTAL INVESTMENTS  95.9%
   (Cost $858,095,248)                          861,176,087
OTHER ASSETS LESS LIABILITIES  4.1%              36,837,365
                                                -----------
NET ASSETS  100.0%                             $898,013,452
                                                ===========


--------
See footnotes on page 41.
                                                                            ----

--------------------------------------------------------------------------------
GLOBAL TECHNOLOGY FUND
PORTFOLIO OF INVESTMENTS                                          APRIL 30, 1997

                                       SHARES       VALUE
                                       ------       -----

COMMON STOCKS 95.9.%
COMPUTER AND BUSINESS
SERVICES  11.3%
ADMIRAL (UK)
   Computer software and services      950,000  $ 6,137,539
ALTRAN TECHNOLOGIES (FRANCE)
   Computer services                     8,000    2,785,831
AXIME (FRANCE)
   Computer services provider and
   systems integrator                   42,816    5,155,988
AZLAN (UK)
   Integrator of networking
   equipment                           857,900    8,191,776
BTG (UK)
   Technology transfer company
   assisting in the commercialization
   of technological inventions         650,000    6,734,837
CEGEDIM (FRANCE)
   Consulting services                  16,700    1,546,959
CMG (NETHERLANDS)
   Information technology consulting   590,000   10,452,304
CRT GROUP (UK)
   Provider of training and
   recruitment services; publisher of
   multimedia products                 900,000    3,364,371
CSK (JAPAN)
   Information services company        255,000    6,065,212
ENATOR* (SWEDEN)
   Supplier of computer services        85,200    1,718,137
FIREARMS TRAINING SYSTEMS* (US)
   Developer of interactive
   simulation systems for military
   and police forces                   242,500    3,440,469
LOGICA (UK)
   Supplier of computer services       591,300    8,337,021
PANAVISION* (US)
   Manufacturer of high-precision
   film camera systems                 138,200    2,332,125
PERSONA++ (UK)
   Networking distribution           1,669,914   10,490,040
SECOM (JAPAN)
   Security services pioneer           109,000    6,481,452
UNILOG (FRANCE)
   Computer consultants                 17,241    2,182,667
                                                -----------
                                                 85,416,728
                                                -----------
COMPUTER HARDWARE/
PERIPHERALS  19.4%
ACORN COMPUTER* (UK)
   Supplier to the educational
   computer market                     695,000    2,502,027
ASTEC (UK)
   Designer and manufacturer of
   power conversion products and
   electronic components             3,650,000    8,898,518
AVAL DATA (JAPAN)
   Manufacturer of computer
   peripherals                         200,000    1,669,686
CANON (JAPAN)
   Manufacturer of printers
   and photocopiers                    370,000    8,771,363
CHUNG HO COMPUTER (SOUTH KOREA)
   Manufacturer of ATMs and
   cash dispensers                      35,200    1,321,973
EMC* (US)
   Manufacturer of enterprise
   storage devices                     525,000   19,096,875
GATEWAY 2000* (US)
   Marketer of personal computers      175,000    9,592,188
IN FOCUS SYSTEMS* (US)
   Manufacturer of portable
   projection systems                  200,000    3,562,500
JABIL CIRCUIT* (US)
   Manufacturer of circuit board
   assembly systems                    150,000    7,246,875
KOMAG* (US)
   Manufacturer of thin
   film magnetic media for
   hard-disk drives                    425,000   11,926,563
LEXMARK INTERNATIONAL GROUP
(CLASS A)* (US)
   Manufacturer of laser and
   inkjet printers and cartridges      475,000   11,043,750
MYLEX* (US)
   Data storage management devices     200,000    1,881,250
PSION (UK)
   Manufacturer of hand-held
   computers                           500,000    3,250,600
QUANTUM* (US)
   Designer and manufacturer of
   hard-disk and tape drives           250,000   10,421,875
READ-RITE* (US)
   Manufacturer of recording heads
   for disk drives                     400,000   10,375,000
SEAGATE TECHNOLOGY* (US)
   Global hard-disk drive supplier     350,000   16,056,250
STORAGE TECHNOLOGY* (US)
   Tape- and disk-based data
   storage equipment                   300,000   10,537,500
TDK (JAPAN)
   Magnetic tapes
   and heads for disk drives            95,000    6,846,105
VARITRONIX INTERNATIONAL (HONG KONG)
   Manufacturer of color printers,
   digital video storage, and
   editing systems                   1,070,000    1,491,751
                                                -----------
                                                146,492,649
                                                -----------

--------
See footnotes on page 41.

----
38

--------------------------------------------------------------------------------
GLOBAL TECHNOLOGY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)                              APRIL 30, 1997

                                       SHARES       VALUE
                                       ------       -----
COMPUTER SOFTWARE  10.6%
BMC SOFTWARE* (US)
   Developer of mainframe and
   Unix utility software               200,000 $  8,637,500
CADENCE DESIGN SYSTEMS* (US)
   Electronic design
   automation software                 250,000    8,000,000
CODA GROUP (UK)
   Developer of financial
   accounting software                 670,000    1,415,636
EIDOS* (UK)
   Developer of entertainment
   software                            242,000    3,382,574
MENTOR GRAPHICS* (US)
   Electronic design
   automation software                 600,000    4,256,250
MISYS (UK)
   Provider of software products
   and services for the financial
   services industry                   208,800    4,199,613
NETWORK GENERAL* (US)
   Local area network
   management software                 325,000    4,489,063
PARAMETRIC TECHNOLOGY* (US)
   Developer of mechnical
   design software                     200,000    9,037,500
STRUCTURAL DYNAMICS RESEARCH* (US)
   Developer of mechnical
   design software                     530,000   11,163,125
SYNOPSYS* (US)
   Integrated circuit design software  300,000    9,618,750
TECNOMATIX TECHNOLOGIES* (ISRAEL)
   Developer of computer-aided
   production software                 350,000    8,925,000
3DO* (US)
   Developer of video game software
   and game platforms                  750,000    2,625,000
VIEWLOGIC SYSTEMS* (US)
   Developer of electronic design
   automation software                 300,000    4,200,000
                                                -----------
                                                 79,950,011
                                                -----------
DISTRIBUTORS  1.2%
ABACUS POLAR (UK)
   Distributor of electronic
   components                        1,240,000    4,282,665
ACCTON TECHNOLOGY (GDRS) (TAIWAN)
   Distributor of
   computer networks                   345,000    2,001,000
PREMIER FARNELL* (UK)
   Distributor of electronic
   components                          350,000    2,665,086
                                                -----------
                                                  8,948,751
                                                -----------
ELECTRONICS  9.8%
ADAPTEC* (US)
   Manufacturer of computer
   input-output systems                250,000    9,265,625
ADFLEX SOLUTIONS* (US)
   Flexible circuit boards             200,000    3,000,000
BURR-BROWN* (US)
   Manufacturer of analog and
   mixed-signal integrated circuits    375,000   11,109,375
ELEC & ELTEK INTERNATIONAL HOLDINGS
(HONG KONG)
   Manufacturer of printed
   circuit boards                   14,500,000    3,743,578
GENERAL ELECTRIC (UK)
   Supplier of diversified
   electronics                       1,250,000    7,456,064
HADCO* (US)
   Manufacturer of complex
   printed circuit boards              150,000    6,393,750
HIROSE ELECTRONICS (JAPAN)
   Manufacturer of specialized
   connectors                          101,100    5,525,982
HITACHI (JAPAN)
   Manufacturer of diversified
   electronics                         600,000    5,434,354
MURATA MANUFACTURING (JAPAN)
   Manufacturer of capacitors          167,000    6,155,470
PHILIPS ELECTRONICS (NETHERLANDS)
   Consumer and industrial
   electronics                          64,000    3,345,653
VENTURE MANUFACTURING (SINGAPORE)
   Contract manufacturer             2,800,000    7,935,301
YAGEO (GDRS)* (TAIWAN)
   Manufacturer of passive
   components                          250,000    4,406,175
YAGEO (GDRS)+ (TAIWAN)
   Manufacturer of passive
   components                            4,272       75,293
                                                -----------
                                                 73,846,620
                                                -----------
MEDICAL PRODUCTS AND
TECHNOLOGY  2.4%
BIORA* (SWEDEN)
   Developer, manufacturer, and
   marketer of periodontal products     60,000      566,688
COCHLEAR (AUSTRALIA)
   Developer and marketer
   of hearing aids                   1,650,000    4,892,795
FRESENIUS (GERMANY)
   Dialysis equipment                   29,700    6,612,213
FRESENIUS (RIGHTS)* (GERMANY)
   Dialysis equipment                   29,700      115,070
PHARMACIA & UPJOHN (SWEDEN)
   Global pharmaceutical and
   biotechnology company               147,800    4,263,280
SHIRE PHARMACEUTICALS* (UK)
   Biotechnology company
   specializing in metabolic bone
   and alzheimer's diseases            611,551    2,166,819
                                                -----------
                                                 18,616,865
                                                -----------

--------
See footnotes on page 41.
                                                                            ----

--------------------------------------------------------------------------------
GLOBAL TECHNOLOGY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)                              APRIL 30, 1997

                                       SHARES       VALUE
                                       ------       -----
NETWORKING/COMMUNICATIONS
INFRASTRUCTURE  6.7%
ANITE GROUP* (UK)
   Supplier of data communications
   and software products             1,950,000  $ 1,600,514
ASCEND COMMUNICATIONS* (US)
   Developer of network
   access products                     150,000    6,871,875
CABLETRON SYSTEMS* (US)
   Manufacturer of local area
   network switches and hubs           260,000    8,970,000
CIDCO* (US)
   Manufacturer of telephone
   call identification systems         200,000    2,575,000
DSP COMMUNICATIONS* (US)
   Developer of chipsets for the
   wireless personal communications
   services (PCS) market               250,000    1,976,563
ECI TELECOMMUNICATIONS (ISRAEL)
   Provider of digital
   telecommunications and data
   transmissions systems               550,000   11,962,500
L.M. ERICSSON TELEFON (SERIES B)
(SWEDEN)
   Manufacturer of
   telecommunications equipment        207,000    6,552,138
FILTRONIC COMTEK (UK)
   Designer and manufacturer of
   sophisticated devices for mobile
   telecommunications systems          203,700    1,023,017
NEC (JAPAN)
   Manufacturer and marketer of
   computers and telecommunications
   devices                             413,000    5,041,742
TELEMETRIX (UK)
   Networking components               180,000      149,203
VANSTAR* (US)
   Computer reseller and provider of
   PCnetwork infrastructure services   500,000    3,687,500
                                                -----------
                                                 50,410,052
                                                -----------
SEMICONDUCTORS  10.9%
C-CUBE MICROSYSTEMS* (US)
   Video compression circuits          350,000    8,640,625
ESS TECHNOLOGY* (US)
   Mixed-signal semiconductor
   audio and video circuits            400,000    5,475,000
INTERNATIONAL RECTIFIER* (US)
   Power semiconductors                500,000    5,750,000
LATTICE SEMICONDUCTOR* (US)
   Programmable logic devices          200,000   11,200,000
MAXIM INTEGRATED PRODUCTS* (US)
   Manufacturer of linear and
   mixed-signal integrated circuits    300,000   15,843,750
MICROCHIP TECHNOLOGY* (US)
   Field programmable
   microcontrollers                    487,500   15,264,844
ROHM (JAPAN)
   Producer of custom linear
   integrated circuits                  97,000    7,517,366
S3* (US)
   Supplier of multimedia
   acceleration circuits for PCs       600,000    5,718,750
SAMSUNG ELECTRONICS (GDRS)
(1/2 NON-VOTING)*+ (SOUTH KOREA)
   Manufacturer of consumer
   electronics and semiconductors      187,430    4,404,605
TOWER SEMICONDUCTOR (ISRAEL)
   Semiconductor foundry services      200,000    2,512,500
                                                -----------
                                                 82,327,440
                                                -----------
SEMICONDUCTOR CAPITAL
EQUIPMENT  16.4%
ADE* (US)
   Manufacturer of semiconductor
   measurement systems                 400,000    7,400,000
ADVANTEST (JAPAN)
   Producer of measuring instruments
   and semiconductor testing devices    37,000    2,054,422
APPLIED MATERIALS*++ (US)
   Manufacturer of semiconductor
   fabrication equipment               280,000   15,347,500
ASM LITHOGRAPHY HOLDING*
(NETHERLANDS)
   Manufacturer of semiconductor
   production equipment                 21,500    1,607,983
ASM LITHOGRAPHY HOLDING*
(NETHERLANDS)
   Manufacturer of semiconductor
   production equipment                110,000    8,751,875
ASYST TECHNOLOGIES*++ (US)
   Miniature clean-room environment
   devices for the manufacture of
   silicon wafers                      300,000    6,262,500
CREDENCE SYSTEMS* (US)
   Manufacturer of automated
   semiconductor test equipment        275,000    4,400,000
ELECTRO SCIENTIFIC INDUSTRIES* (US)
   Manufacturer of memory
   circuit repair systems              200,000    5,587,500
ETEC SYSTEMS* (US)
   Photomask manufacturing systems     250,000    7,234,375
MIMASU SEMICONDUCTOR (JAPAN)
   Wafer inspection devices            180,000    2,750,256
NOVELLUS SYSTEMS* (US)
   Chemical vapor deposition
   equipment                           100,000    5,750,000
SHINKAWA (JAPAN)
   Producer of wire bonders             28,000      557,927


--------
See footnotes on page 41.
----
40

--------------------------------------------------------------------------------
GLOBAL TECHNOLOGY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)                              APRIL 30, 1997

                                       SHARES       VALUE
                                       ------       -----
SILICONWARE PRECISION INDUSTRIES
(GDRS)* (TAIWAN)
   Integrated circuit packaging        220,000  $ 4,327,400
TENCOR INSTRUMENTS* (US)
   Wafer inspection devices            408,100   18,185,956
TERADYNE* (US)
   Manufacturer of semiconductor
   test equipment                      400,000   13,100,000
ULTRATECH STEPPER* (US)
   Photolithography systems            196,000    3,515,750
VEECO INSTRUMENTS*++ (US)
   Ion beam etching and surface
   measurement systems                 550,000   17,256,250
                                                -----------
                                                124,089,694
                                                -----------
TELECOMMUNICATIONS  5.3%
COLT TELECOMMUNICATIONS* (UK)
   Telecommunications services
   provider                            598,800    2,725,043
FREEPAGES GROUP (UK)
   Provider of classified information
   by telephone and the Internet     4,000,000    2,632,986
MILLICOM INTERNATIONAL CELLULAR*
   (Luxembourg)
   Cellular services operator          150,000    6,871,875
NOKIA (FINLAND)
   Manufacturer and developer
   of telecommunications systems
   and equipment                        80,280    5,014,795
SK TELECOMMUNICATIONS (ADRS) (SOUTH KOREA)
   Provider of mobile
   telecommunications and
   paging services                     386,250    3,669,375
TELEBRAS (ADRS) (BRAZIL)
   Provider of telecommunications
   services                              8,000      916,937
TELECOM ITALIA (ITALY)
   Provider of telecommunications
   services                          2,400,000    6,322,992
TELEFONICA DE ESPANA (SPAIN)
   Provider of telecommunications
   services                             96,000    2,463,225


                                      SHARES OR
                                      PRIN. AMT.    VALUE
                                      ----------    -----
TELECOMMUNICATIONS (CONTINUED)
UNITED TELECOMMUNICATIONS (TAIWAN)
   Provider of telecommunications
   services                              7,600   $1,998,800
                                           shs.
VIDESH SANCHAR NIGAM (GDRS)* (INDIA)
   Provider of international
   telecommunications services         102,500    1,998,750
VODAFONE (UK)
   Cellular services operator        1,200,000    5,373,242
                                                -----------
                                                 39,988,020
                                                -----------
MISCELLANEOUS  1.9%
CELSIUS INDUSTRIES (SERIES B) (SWEDEN)
   Producer of defense and
   technology products                  71,000    1,268,666
GEMSTAR INTERNATIONAL* (BERMUDA)
   Interactive programming guides      500,000    6,437,500
GLORY KOGYO (JAPAN)
   Manufacturer and major exporter
   of currency-handling machines       141,000    2,554,147
ISOTRON (UK)
   Irradiation services                475,000    2,570,818
LINX PRINTING TECHNOLOGY++ (UK)
   Manufacturer of specialized
   printers                            820,000    1,932,482
                                                -----------
                                                 14,763,613
                                                -----------
TOTAL COMMON STOCKS
   (Cost $657,660,789)                          724,850,443
                                                -----------
CONVERTIBLE BONDS  0.8%
SEMICONDUCTORS  0.8%
EIDOS (UK)
   61/4%, 7/31/2002                 $1,600,000    1,522,000
UNITED MICRO ELECTRONICS (TAIWAN)
   11/4%, 6/8/2004                   2,120,000    4,632,200
                                                -----------
TOTAL CONVERTIBLE BONDS
   (Cost $5,162,130)                              6,154,200
                                                -----------
TOTAL INVESTMENTS  96.7%
   (Cost $662,822,919)                          731,004,643
OTHER ASSETS LESS LIABILITIES  3.3%              25,203,950
                                                -----------
NET ASSETS  100.0%                             $756,208,593
                                                ===========

-------
 * Non-income producing security.
 + Rule 144A Security.
++ Affiliated issuer (a Series' holdings of an issuer representing 5% or more of the outstanding voting securities of the issuer).
Descriptions of companies have not been audited by Deloitte & Touche LLP.
See Notes to Financial Statements.

                                                                            ----

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES                                                                  APRIL 30, 1997

                                                       EMERGING MARKETS  GLOBAL GROWTH  GLOBAL SMALLER     GLOBAL
                                         INTERNATIONAL      GROWTH       OPPORTUNITIES    COMPANIES      TECHNOLOGY
                                             FUND            FUND            FUND            FUND           FUND
                                         ------------- ----------------- -------------- --------------- ------------
ASSETS:
Investments, at value (see portfolio
   of investments):
   Common stocks* ....................   $90,616,633     $80,342,500    $171,593,785    $853,438,895    $724,850,443
   Convertible bonds .................            --              --              --              --       6,154,200
   Preferred stocks ..................            --              --              --       7,737,192              --
                                         -----------     -----------    ------------    ------------    ------------
Total investments ....................    90,616,633      80,342,500     171,593,785     861,176,087     731,004,643
Cash .................................     2,537,446      12,325,319       8,813,054      31,865,837      25,111,022
Receivable for securities sold .......       751,622          69,535       1,386,708       7,297,763       2,822,372
Receivable for Capital Stock sold ....       580,710       1,256,299         345,030       4,483,517         995,685
Receivable for dividends and interest        429,279          11,841         539,586       2,591,893         591,223
Unrealized appreciation on
   forward currency contracts ........       412,986              --         322,592       1,143,189         220,600
Expenses prepaid to shareholder
   service agent .....................        55,136          50,130         108,272         590,866         603,213
Other ................................        21,349          49,766          29,493          90,782          50,822
                                         -----------     -----------    ------------    ------------    ------------
Total Assets .........................    95,405,161      94,105,390     183,138,520     909,239,934     761,399,580
                                         -----------     -----------    ------------    ------------    ------------
LIABILITIES:
Payable for securities purchased .....     1,050,642       3,636,414       1,828,155       5,288,556              --
Payable for Capital Stock repurchased        291,287         198,086         569,281       4,330,471       3,934,880
Unrealized depreciation on forward
   currency contracts ................           568              --           1,054           1,807              --
Accrued expenses, taxes, and other ...       247,566         245,270         359,626       1,605,648       1,256,107
                                         -----------     -----------    ------------    ------------    ------------
Total Liabilities ....................     1,590,063       4,079,770       2,758,116      11,226,482       5,190,987
                                         -----------     -----------    ------------    ------------    ------------
Net Assets ...........................   $93,815,098     $90,025,620    $180,380,404    $898,013,452    $756,208,593
                                         ===========     ===========    ============    ============    ============
COMPOSITION OF NET ASSETS:
Capital Stock, at par:
   Class A ...........................      $  2,699         $ 4,958        $ 12,512        $ 27,370        $ 40,270
   Class B ...........................           280           2,796           1,732          13,165           2,565
   Class D ...........................         2,536           3,560           7,043          24,304          16,144
Additional paid-in capital ...........    83,631,579      82,950,751     157,509,552     894,088,710     653,748,472
Accumulated net investment loss ......      (812,802)       (585,236)       (957,734)     (3,724,932)     (5,860,354)
Undistributed/accumulated net
   realized gain (loss) on investments     1,911,788      (2,331,989)        939,705       3,435,739      39,872,876
Net unrealized appreciation
   of investments ....................    16,247,418      10,856,457      30,861,041      45,641,799      83,414,051
Net unrealized depreciation on
   translation of assets and liabilities
   denominated in foreign currencies
   and forward currency contracts ....    (7,168,400)       (875,677)     (7,993,447)    (41,492,703)    (15,025,431)
                                         -----------     -----------    ------------    ------------    ------------
Net Assets ...........................   $93,815,098     $90,025,620    $180,380,404    $898,013,452    $756,208,593
                                         ===========     ===========    ============    ============    ============
NET ASSETS:
   Class A ...........................   $46,640,419     $39,596,268    $106,530,796    $386,491,384    $520,089,313
   Class B ...........................   $ 4,685,586     $22,184,950    $ 14,580,108    $179,667,227    $ 32,372,966
   Class D ...........................   $42,489,093     $28,244,402    $ 59,269,500    $331,854,841    $203,746,314
SHARES OF CAPITAL STOCK
  OUTSTANDING:
   Class A ...........................     2,698,979       4,958,306      12,512,125      27,369,982      40,269,478
   Class B ...........................       279,820       2,796,425       1,732,316      13,164,750       2,565,454
   Class D ...........................     2,536,290       3,559,711       7,042,744      24,304,537      16,143,581
NET ASSET VALUE PER SHARE:
   Class A ...........................        $17.28           $7.99           $8.51          $14.12          $12.91
   Class B ...........................        $16.75           $7.93           $8.42          $13.65          $12.62
   Class D ...........................        $16.75           $7.93           $8.42          $13.65          $12.62


----------------
* Includes affiliated issuers (a Series' holdings of an issuer representing 5% or more of the outstanding voting securities of the issuer) with cost of $16,350,979 and $25,909,597, and value of $16,426,613 and $35,941,272, respectively, for the Global Smaller Companies Fund and the Global Technology Fund.

See Notes to Financial Statements.

----
42

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS                 For the Six Months Ended April 30, 1997

                                                       EMERGING MARKETS  GLOBAL GROWTH  GLOBAL SMALLER     GLOBAL
                                         INTERNATIONAL      GROWTH       OPPORTUNITIES    COMPANIES      TECHNOLOGY
                                             FUND            FUND            FUND            FUND           FUND
                                         ------------- ----------------- -------------- --------------- ------------
INVESTMENT INCOME:
Dividends ............................     $ 434,769       $ 204,601       $ 879,517      $4,717,508      $1,384,008
Interest .............................        58,337         131,205         132,922         852,016         684,001
                                          ----------      ----------      ----------    ------------    ------------
Total Investment Income* .............       493,106         335,806       1,012,439       5,569,524       2,068,009
                                          ----------      ----------      ----------    ------------    ------------
EXPENSES:
Management fees ......................       481,228         379,154         884,305       4,222,667       3,920,961
Distribution and service fees ........       291,454         203,625         475,009       2,800,636       1,906,081
Shareholder account services .........       127,067          99,258         260,058       1,413,891       1,311,823
Custody and related services .........        65,819          47,290          68,492         322,705         209,153
Shareholder reports and
   communications ....................        59,537          54,019          55,330          84,650          84,229
Registration .........................        40,789          71,925          53,831         130,649          81,124
Auditing and legal fees ..............        28,685          32,684          28,685          28,683          28,684
Directors' fees and expenses .........         5,028           4,766           4,797           4,992           4,832
Miscellaneous ........................         6,625           2,098           5,327          17,340          17,255
                                          ----------      ----------      ----------    ------------    ------------
Total Expenses .......................     1,106,232         894,819       1,835,834       9,026,213       7,564,142
                                          ----------      ----------      ----------    ------------    ------------
Net Investment Loss ..................      (613,126)       (559,013)       (823,395)     (3,456,689)     (5,496,133)
                                          ----------      ----------      ----------    ------------    ------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY
  TRANSACTIONS:
Net realized gain (loss) on
   investments** .....................     4,470,485      (1,183,183)      2,796,701       5,120,168      56,036,130
Net realized gain (loss) from foreign
   currency transactions** ...........    (1,423,246)       (264,748)     (1,724,037)     (1,078,938)         40,853
Net change in unrealized
   appreciation/depreciation of
   investments .......................     7,704,729      11,357,464      13,834,901      13,534,566      59,631,149
Net change in unrealized
   depreciation on translation of assets
   and liabilities denominated in
   foreign currencies and forward
   currency contracts ................    (4,557,836)       (470,473)     (5,183,847)    (38,090,368)     (9,265,469)
                                          ----------      ----------      ----------    ------------    ------------
Net Gain (Loss) on Investments and
   Foreign Currency Transactions .....     6,194,132       9,439,060       9,723,718     (20,514,572)    106,442,663
                                          ----------      ----------      ----------    ------------    ------------
Increase (Decrease) in Net Assets
   From Operations ...................    $5,581,006      $8,880,047      $8,900,323    $(23,971,261)   $100,946,530
                                          ==========      ==========      ==========    ============    ============
-------------------
 * Net of foreign taxes withheld
   as follows:                               $62,300         $22,818        $96,907         $712,709        $283,590
** Includes net realized gain from
   affiliated issuers as follows:                 --              --             --         $ 98,808        $679,866
See Notes to Financial Statements.


                                                                            ----

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                      INTERNATIONAL           EMERGING MARKETS           GLOBAL GROWTH
                                                          FUND                   GROWTH FUND          OPPORTUNITIES FUND
                                                -----------------------  -------------------------- --------------------------
                                                 SIX MONTHS     YEAR       SIX MONTHS    5/28/96*     SIX MONTHS     11/1/95*
                                                    ENDED       ENDED         ENDED         TO           ENDED          TO
                                                   4/30/97    10/31/96       4/30/97     10/31/96       4/30/97      10/31/96
                                                -----------------------   ------------- ----------- --------------- ----------
OPERATIONS:
Net investment loss                             $ (613,126)    $ (58,354)  $ (559,013)   $ (165,128)   $ (823,395)   $ (985,123)
Net realized gain (loss) on investments          4,470,485     3,110,034   (1,183,183)     (904,503)    2,796,701      (572,959)
Net realized gain (loss) from foreign
  currency transactions                         (1,423,246)    2,141,677     (264,748)      (48,331)   (1,724,037)      280,999
Net change in unrealized
  appreciation/depreciation
  of investments                                 7,704,729     6,001,037   11,357,464      (501,007)   13,834,901    17,026,140
Net change in unrealized
  appreciation/depreciation
  on translation of assets and
  liabilities denominated in foreign
  currencies and forward currency
  contracts                                     (4,557,836)   (4,614,858)    (470,473)     (405,204)   (5,183,847)   (2,809,600)
                                               -----------   -----------   ----------    ----------   -----------   -----------
Increase (decrease) in net assets
  from operations                                5,581,006     6,579,536    8,880,047    (2,024,173)    8,900,323    12,939,457
                                               -----------   -----------   ----------    ----------   -----------   -----------

DISTRIBUTIONS TO
  SHAREHOLDERS:
Net investment income-- Class A                         --            --           --            --            --            --
Net realized gain on investments:
  Class A ............................          (2,600,409)   (2,689,619)          --            --            --            --
  Class B ............................            (155,283)           --           --            --            --            --
  Class D ............................          (2,512,690)   (1,872,543)          --            --            --            --
                                               -----------   -----------   ----------    ----------   -----------   -----------
Decrease in net assets from
  distributions                                 (5,268,382)   (4,562,162)          --            --            --            --
                                               -----------   -----------   ----------    ----------   -----------   -----------
CAPITAL SHARE
  TRANSACTIONS:**
Net proceeds from sale of shares:
  Class A ............................           4,132,869    12,139,764   10,117,976    19,208,602     7,340,827   106,023,483
  Class B ............................           1,793,175     2,847,268    8,892,601    11,237,933     5,370,129     9,447,410
  Class D ............................           3,920,861    18,419,176    7,043,817    12,152,846     7,334,841    48,762,322
Shares issued in payment of
  dividends -- Class A                                  --            --           --            --            --            --
Exchanged from associated Funds:
  Class A ............................          13,827,747    18,336,472   17,783,292     3,554,578     2,280,346    13,737,482
  Class B ............................             134,307        52,151    1,749,942        20,098       220,857       147,370
  Class D ............................           6,908,062     6,116,903    9,869,738     2,931,518     3,088,918     8,540,034
Shares issued in payment of
  gain distributions:
  Class A ............................           1,907,644     1,773,043           --            --            --            --
  Class B ............................             145,807            --           --            --            --            --
  Class D ............................           2,266,472     1,649,485           --            --            --            --
                                               -----------   -----------   ----------    ----------   -----------   -----------
Total                                           35,036,944    61,334,262   55,457,366    49,105,575    25,635,918   186,658,101
                                               -----------   -----------   ----------    ----------   -----------   -----------
Cost of shares repurchased:
  Class A ............................         (11,742,074)  (15,705,367)  (3,013,507)     (997,418)  (13,674,834)  (15,204,795)
  Class B ............................             (33,470)       (5,615)    (420,272)     (133,610)     (342,856)      (34,193)
  Class D ............................          (9,343,204)   (4,688,461)  (1,486,488)     (404,805)   (4,411,267)   (3,136,356)
Exchanged into associated Funds:

  Class A ............................         (12,809,462)  (15,800,882)  (9,171,286)     (993,426)   (2,607,777)   (7,098,155)
  Class B ............................            (228,570)       (1,437)    (697,843)      (96,640)     (443,525)     (169,376)
  Class D ............................          (9,135,695)   (5,428,114)  (3,591,855)     (386,045)   (2,982,142)   (3,648,119)
                                               -----------   -----------   ----------    ----------   -----------   -----------
Total ................................         (43,292,475)  (41,629,876) (18,381,251)   (3,011,944)  (24,462,401)  (29,290,994)
                                               -----------   -----------   ----------    ----------   -----------   -----------
Increase (decrease) in net assets
  from capital share transactions ....          (8,255,531)   19,704,386   37,076,115    46,093,631     1,173,517   157,367,107
                                               -----------   -----------   ----------    ----------   -----------   -----------
Increase (decrease) in net assets ....          (7,942,907)   21,721,760   45,956,162    44,069,458    10,073,840   170,306,564

NET ASSETS:
Beginning of period ..................         101,758,005    80,036,245   44,069,458            --   170,306,564            --
                                               -----------   -----------   ----------    ----------   -----------   -----------
End of period ........................        $ 93,815,098  $101,758,005  $90,025,620   $44,069,458  $180,380,404  $170,306,564
                                               ===========   ===========   ==========    ==========   ===========   ===========

----------
See footnotes on page 45.

------
44

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                  GLOBAL SMALLER                GLOBAL TECHNOLOGY
                                                                  COMPANIES FUND                       FUND
                                                           -----------------------------   -----------------------------
                                                            SIX MONTHS         YEAR         SIX MONTHS        YEAR
                                                              ENDED           ENDED            ENDED         ENDED
                                                              4/30/97        10/31/96         4/30/97       10/31/96
                                                           -------------   -------------   -------------   -------------
OPERATIONS:
Net investment loss .....................................  $  (3,456,689)  $  (1,521,537)  $  (5,496,133)  $  (6,732,322)
Net realized gain (loss) on investments .................      5,120,168      36,490,841      56,036,130     (19,588,016)
Net realized gain (loss) from foreign
  currency transactions .................................     (1,078,938)      1,559,761          40,853       5,689,533
Net change in unrealized appreciation/depreciation
  of investments ........................................     13,534,566      14,883,512      59,631,149     (26,884,293)
Net change in unrealized appreciation/depreciation
  on translation of assets and liabilities denominated in
  foreign currencies and forward currency contracts .....    (38,090,368)     (6,531,471)     (9,265,469)     (2,377,802)

                                                           -------------   -------------   -------------   -------------
Increase (decrease) in net assets from operations .......    (23,971,261)     44,881,106     100,946,530     (49,892,900)
                                                           -------------   -------------   -------------   -------------
DISTRIBUTIONS TO
  SHAREHOLDERS:
Net investment income-- Class A .........................           --              --              --          (734,205)
Net realized gain on investments:
  Class A ...............................................    (16,938,227)     (7,753,041)           --       (29,793,277)
  Class B ...............................................     (5,226,787)           --              --              --
  Class D ...............................................    (14,328,867)     (6,615,915)           --       (10,861,462)
                                                           -------------   -------------   -------------   -------------
Decrease in net assets from
  distributions .........................................    (36,493,881)    (14,368,956)           --       (41,388,944)
                                                           -------------   -------------   -------------   -------------
CAPITAL SHARE
  TRANSACTIONS:**
Net proceeds from sale of shares:
  Class A ...............................................    100,663,697     216,788,438      24,129,193     202,973,417
  Class B ...............................................     94,249,519     105,243,040      12,634,195      19,512,733
  Class D ...............................................     80,266,611     177,428,825      12,684,784      93,281,519
Shares issued in payment of
  dividends-- Class A ...................................           --              --              --           530,711
Exchanged from associated Funds:
  Class A ...............................................     24,530,302      71,523,117      76,493,817      49,024,078
  Class B ...............................................      6,181,844         576,794       5,864,623         119,863
  Class D ...............................................     13,721,780      32,459,050       6,932,522      36,228,561
Shares issued in payment of gain
  distributions:
  Class A ...............................................     15,751,599       7,033,698            --        27,593,949
  Class B ...............................................      4,800,702            --              --              --
  Class D ...............................................     13,376,946       6,106,235            --        10,345,726
                                                           -------------   -------------   -------------   -------------
Total ...................................................    353,543,000     617,159,197     138,739,134     439,610,557
Cost of shares repurchased:
  Class A ...............................................    (52,399,467)    (30,945,950)    (71,028,950)    (88,142,523)
  Class B ...............................................     (9,532,852)       (900,770)     (2,112,760)       (232,986)
  Class D ...............................................    (24,997,053)    (17,014,912)    (28,462,687)    (27,805,782)
Exchanged into associated Funds:
  Class A ...............................................    (26,509,144)    (34,854,479)    (80,826,240)    (74,146,717)
  Class B ...............................................     (8,983,641)       (326,119)     (5,558,193)       (142,667)
  Class D ...............................................    (12,446,259)    (11,852,034)    (11,598,115)    (51,102,325)
                                                           -------------   -------------   -------------   -------------
Total ...................................................   (134,868,416)    (95,894,264)   (199,586,945)   (241,573,000)
                                                           -------------   -------------   -------------   -------------
Increase (decrease) in net assets from
  capital share transactions ............................    218,674,584     521,264,933     (60,847,811)    198,037,557
                                                           -------------   -------------   -------------   -------------
Increase in net assets ..................................    158,209,442     551,777,083      40,098,719     106,755,713
NET ASSETS:
Beginning of period .....................................    739,804,010     188,026,927     716,109,874     609,354,161
                                                           -------------   -------------   -------------   -------------
End of period ...........................................  $ 898,013,452   $ 739,804,010   $ 756,208,593   $ 716,109,874
                                                           =============   =============   =============   =============

----------
 * Commencement of operations.
** The Fund began offering Class B shares on April 22, 1996, for the then existing Series.
   See Notes to Financial Statements.


                                                                           -----

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

1. Seligman Henderson Global Fund Series, Inc. (the "Fund") consists of five separate Series: Seligman Henderson International Fund (the "International Fund"), Seligman Henderson Emerging Markets Growth Fund (the "Emerging Markets Growth Fund"), Seligman Henderson Global Growth Opportunities Fund (the "Global Growth Opportunities Fund"), Seligman Henderson Global Smaller Companies Fund (the "Global Smaller Companies Fund"), and Seligman Henderson Global Technology Fund (the "Global Technology Fund"). The Global Growth Opportunities Fund and the Emerging Markets Growth Fund had no operations prior to their commencement on November 1, 1995 and May 28, 1996, respectively, other than those relating to organizational matters. Each Series of the Fund offers three classes of shares. All shares existing prior to the commencement of Class D shares (May 3, 1993, in the case of the Global Smaller Companies Fund, and September 21, 1993, in the case of the International Fund) were classified as Class A shares. The Fund began offering Class B shares on April 22, 1996, for the then existing Series.

     Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales load ("CDSL") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 5% on redemptions in the first year after purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL of 1% imposed on certain redemptions made within one year of purchase. The three classes of shares for each Series represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required. 2. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

   a. Securities traded on a foreign exchange or over-the-counter market are valued at the last sales price on the primary exchange or market on which they are traded. United Kingdom securities and securities for which there are no recent sales transactions are valued based on quotations provided by primary market makers in such securities. Other securities not listed on an exchange or security market, or securities in which there were no transactions, are valued at the mean of the most recent bid and asked prices. Any securities for which recent market quotations are not readily available are valued at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings which mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

   b. Investments in foreign securities will usually be principally traded in foreign currencies, and each Series may temporarily hold funds in foreign currencies. The books and records of the Fund are maintained in US dollars. Foreign currency amounts are translated into US dollars on the following basis:

         (i) market value of investment securities, other assets, and liabilities, at the closing daily rate of exchange as reported by a pricing service;

         (ii) purchases and sales of investment securities, income, and expenses, at the rate of exchange prevailing on the respective dates of such transactions.

     The Fund's net asset values per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on sales of securities, and net investment income and gains, if any, which are to be distributed to shareholders of the Fund. The rate of exchange between the US dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.

     Net realized foreign exchange gains and losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the US dollar equivalents of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of portfolio securities and other foreign currency denominated assets and liabilities at period end, resulting from changes in exchange rates.

     The Fund separates that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Fund separates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

   c. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign

-----
46

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      portfolio holdings, or other amounts receivable or payable in foreign currency. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts. The gain or loss, if any, arising from the difference between the settlement value of the forward contract and the closing of such contract, is included in net realized gain or loss from foreign currency transactions.

   d. There is no provision for federal income tax. Each Series has elected or will elect to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized, if any, annually. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

   e. The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income, expense, and realized capital gain; and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

   f. Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividends. Interest income is recorded on an accrual basis.

   g. All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class. For the six months ended April 30, 1997, distribution and service fees were the only class-specific expenses.

3. Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 1997, were as follows:

     SERIES                   PURCHASES        SALES
----------------             -----------    -----------
International Fund          $ 26,336,050   $ 41,506,505
Emerging Markets Growth
   Fund                       47,383,344     16,908,934
Global Growth
   Opportunities Fund         57,653,180     62,654,371
Global Smaller
   Companies Fund            384,499,478    215,755,637
Global Technology Fund       311,989,927    385,835,888

     At April 30, 1997, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities, including the effects of foreign currency translations, were as follows:

                                TOTAL          TOTAL
                             UNREALIZED     UNREALIZED
     SERIES                 APPRECIATION   DEPRECIATION
----------------            ------------   ------------
International Fund          $ 13,424,878  $   4,738,677
Emerging Markets Growth
   Fund                       12,083,275      2,094,257
Global Growth
   Opportunities Fund         33,687,971     11,125,756
Global Smaller
   Companies Fund            107,145,754    104,064,915
Global Technology Fund       146,457,030     78,275,306

4. J. &W. Seligman &Co. Incorporated (the "Manager") manages the affairs of the Fund and provides or arranges for the necessary personnel and facilities. Seligman Henderson Co. (the "Subadviser"), an entity owned 50% each by the Manager and Henderson plc, supervises and directs the Fund's global investments. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and Manager, is paid by the Manager or by Henderson plc. The Manager receives a fee, calculated daily and payable monthly, equal to 1.25% per annum of the average daily net assets of Emerging Markets Growth Fund and 1.00% per annum of the other Series' average daily net assets, of which 1.15% and 0.90%, respectively, are paid to the Subadviser. During the six months ended April 30, 1997, the Manager, at its discretion, waived a portion of its fees for the Emerging Markets GrowthFund equal to $9,932. The management fee reflected in the statements of operations represents 1.22% per annum of that Series' average daily net assets.

     Seligman Financial Services, Inc. (the "Distributor"), agent for the distribution of each Series' shares and an affiliate of the Manager, received concessions after commissions were paid to dealers for sale of Class A shares as follows:

                             DISTRIBUTOR      DEALER
     SERIES                  CONCESSIONS    COMMISSIONS
----------------            ------------    -----------
International Fund             $ 8,164        $ 62,584
Emerging Markets Growth
   Fund                         33,029         261,087
Global Growth
   Opportunities Fund           24,191         193,624
Global Smaller
   Companies Fund              258,978       2,093,881
Global Technology Fund          92,043         751,603

                                                                           -----

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     Each Series of the Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended April 30, 1997, fees incurred by the International Fund, the Emerging Markets Growth Fund, the Global Growth Opportunities Fund, the Global Smaller Companies Fund, and the Global Technology Fund aggregated $47,804, $30,574, $129,349, $461,462, and $692,416, respectively, or 0.20%, 0.22%, 0.24%,
0.24%, and 0.25%, respectively, per annum of the average daily net assets of Class A shares.

     Under the Plan, with respect to Class B and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

     With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to substantially all of this fee to a third party (the "Purchaser") which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

     For the six months ended April 30, 1997, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, were as follows:

     SERIES                        CLASS B       CLASS D
------------------               ----------    ----------
International Fund                $ 17,973      $ 225,677
Emerging Markets Growth
   Fund                             75,631         97,420
Global Growth
   Opportunities Fund               59,956        285,704
Global Smaller
   Companies Fund                  746,084      1,593,090
Global Technology Fund             141,752      1,071,913

     The Distributor is entitled to retain any CDSL imposed on redemptions of Class D shares occurring within one year of purchase. For the six months ended April 30, 1997, such charges were as follows:

     SERIES                               AMOUNT
----------------                         ---------
International Fund                        $ 9,324
Emerging Markets Growth Fund                6,421
Global Growth Opportunities Fund           10,800
Global Smaller Companies Fund              97,086
Global Technology Fund                     34,672

     The Distributor has sold its rights to collect any CDSL imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSL and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class B shares sold. The aggregate amounts of such payments and the Class B shares distribution fees retained by the Distributor for the six months ended April 30, 1997, were as follows:

      SERIES                               AMOUNT
 ----------------                         ---------
International Fund                        $ 4,931
Emerging Markets Growth Fund               24,116
Global Growth Opportunities Fund           14,919
Global Smaller Companies Fund             254,210
Global Technology Fund                     35,110


     Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of Fund shares, as well as distribution and service fees pursuant to the Plan. For the six months ended April 30, 1997, Seligman Services, Inc. received commissions from sales of Fund shares and distribution and service fees, pursuant to the Plan, as follows:

                                            DISTRIBUTION
      SERIES               COMMISSIONS    AND SERVICE FEES
 -----------------        ------------    ----------------
International Fund            $   694          $ 8,949
Emerging Markets Growth
   Fund                         1,064            1,725
Global Growth
   Opportunities Fund           1,102            3,033
Global Smaller
   Companies Fund              26,058           22,579
Global Technology Fund         15,546           39,197


     Seligman Data Corp., which is owned by certain associated investment companies, charged at cost for shareholder account services the following amounts:

      SERIES                               AMOUNT
----------------                         ---------
International Fund                       $ 127,067
Emerging Markets Growth Fund                99,258
Global Growth Opportunities Fund           260,058

GLOBAL SMALLER COMPANIES FUND            1,413,891
Global Technology Fund                   1,311,823

     Certain officers and directors of the Fund are officers or directors of the Manager, the Subadviser, the Distributor, Seligman Services, Inc. and/or Seligman Data Corp.

-----
48

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     Fees of $30,000 were incurred by the Fund for the legal services of Sullivan & Cromwell, a retired member of which firm is a director of the Fund.

     The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. Deferred fees and the related accrued interest are not deductible for federal income tax purposes until such amounts are paid. The cost of such fees and interest is included in directors' fees and expenses, and the following accumulated balances thereof at April 30, 1997 are included in other liabilities:

      SERIES                             AMOUNT
 ----------------                       --------
International Fund                      $11,773
Emerging Markets GrowthFund               1,031
Global Growth Opportunities Fund          2,226
Global Smaller Companies Fund             8,109
Global Technology Fund                    4,926

5. The Fund has an $80 million committed line of credit facility with a group of banks. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the federal funds rate plus 0.75% per annum. The Fund incurs a commitment fee of 0.10% per annum on the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires one year from the date of the agreement but is renewable with the consent of the participating banks. To date, the Fund has not borrowed from the credit facility.

6. In accordance with current federal income tax law, each of the Series' net realized capital gains and losses are considered separately for purposes of determining taxable capital gains. At October 31, 1996, the net loss carryforwards for the Emerging Markets Growth Fund, the Global Growth Opportunities Fund, and the Global Technology Fund amounted to $909,789, $174,512 and $16,489,188, respectively, which are available for offset against future taxable net gains, expiring in 2004. Accordingly, no capital gain distributions are expected to be paid to shareholders of the Emerging Markets Growth Fund, the Global Growth Opportunities Fund, and the Global Technology Fund until net capital gains have been realized in excess of the available capital loss carryforwards.

7. Affiliated issuers, as defined under the Investment Company Act of 1940, as amended, are those in which a Series' holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the six months ended April 30, 1997 is as follows:


                                        ACQUISITIONS            DISPOSITIONS
                         BEGINNING   --------------------    --------------------    ENDING      REALIZED   DIVIDEND     ENDING
AFFILIATE                  SHARES      SHARES      COST        SHARES      COST      SHARES        GAIN      INCOME       VALUE
-----------             ----------   -----------  -------    ----------   -------   --------    ---------- ----------  ----------

GLOBAL SMALLER COMPANIES FUND
La Doria ..............    857,766  1,394,400  $ 4,670,222     --    $      --      2,252,166   $     --          --    $ 5,979,610
L'Europeenne
  d'Extincteurs .......    131,660      3,500      214,589    4,400      203,447      130,760       98,808*       --      8,487,792
Prodega ...............      4,450      2,100      559,042     --           --          6,550         --          --      1,959,211
                                               -----------           -----------    ---------    ---------
                                               $ 5,443,853           $   203,447                 $  98,808              $16,426,613
                                               ===========           ===========                 =========              ===========
GLOBAL TECHNOLOGY FUND

Asyst Technologies ....    300,000       --    $      --       --    $      --        300,000  $      --          --    $ 6,262,500
Linx Printing .........    820,000       --           --       --           --        820,000         --          --      1,932,482
Persona ...............  1,669,914       --           --       --           --      1,669,914         --          --     10,490,040
Veeco Instruments .....    400,000    200,000    5,222,671   50,000    1,000,000      550,000      679,866        --     17,256,250
                                               -----------           -----------                 ---------              -----------
                                               $ 5,222,671           $ 1,000,000                 $ 679,866              $35,941,272
                                               ===========           ===========                 =========              ===========

----------
* Includes net realized loss from foreign currency transactions of $7,831.


                                                                           -----

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

8. The Fund has 2,000,000,000 shares of Capital Stock authorized. The Board of Directors, at its discretion, may classify any unissued shares of Capital Stock among any Series of the Fund. As of April 30, 1997, the Board of Directors had classified 400,000,000 shares for the International Fund, 100,000,000 shares for the Emerging Markets Growth Fund, and 500,000,000 shares each for the Global Growth Opportunities Fund, the Global Smaller Companies Fund and the Global Technology Fund, all at a par value of $.001 per share.

                                                        INTERNATIONAL           EMERGING MARKETS           GLOBAL GROWTH
                                                            FUND                   GROWTH FUND          OPPORTUNITIES FUND
                                                  ----------------------- --------------------------- --------------------------
                                                   SIX MONTHS      YEAR     SIX MONTHS      5/28/96*   SIX MONTHS      11/1/95*
                                                      ENDED        ENDED       ENDED          TO          ENDED          TO
                                                     4/30/97     10/31/96     4/30/97      10/31/96      4/30/97      10/31/96
                                                  ------------- ---------- -------------  ----------- -------------- ----------
Sale of shares:
  Class A ....................................       244,726     707,786    1,322,074     2,715,379       872,871    14,315,714
  Class B ....................................       108,971     167,160    1,161,368     1,589,508       645,812     1,161,258
  Class D ....................................       238,104   1,095,491      926,899     1,719,727       881,793     6,425,478
Shares issued in payment
  of dividends-- Class A .....................            --          --           --            --            --            --
Exchanged from associated Funds:
  Class A ....................................       814,808   1,076,633    2,389,493       501,328       272,325     1,797,362
  Class B ....................................         8,149       3,104      224,249         2,904        26,481        18,033
  Class D ....................................       419,536     365,666    1,270,619       415,187       373,020     1,108,493
Shares issued in payment of gain distributions:
  Class A ....................................       112,811     106,939           --            --            --            --
  Class B ....................................         8,858          --           --            --            --            --
  Class D ....................................       137,696     101,382           --            --            --            --
                                                   ---------   ---------    ---------     ---------     ---------     ---------
Total                                              2,093,659   3,624,161    7,294,702     6,944,033     3,072,302    24,826,338
                                                   ---------   ---------    ---------     ---------     ---------     ---------
Shares repurchased:
  Class A ....................................      (693,898)   (918,125)    (397,643)     (143,005)   (1,627,914)   (1,897,331)
  Class B ....................................        (2,036)       (327)     (57,013)      (19,141)      (41,022)       (4,203)
  Class D ....................................      (568,010)   (278,839)    (196,722)      (58,321)     (529,264)     (393,805)
Exchanged into associated Funds:
  Class A ....................................      (749,115)   (922,041)  (1,286,918)     (142,402)     (310,845)     (910,057)
  Class B ....................................       (13,972)        (87)     (91,666)      (13,784)      (53,295)      (20,748)
  Class D ....................................      (554,002)   (323,609)    (462,532)      (55,146)     (361,340)     (461,631)
                                                    --------    --------     --------       -------      --------      --------
Total                                             (2,581,033) (2,443,028)  (2,492,494)     (431,799)   (2,923,680)   (3,687,775)
                                                   ---------   ---------    ---------     ---------     ---------     ---------
Increase (decrease) in shares                       (487,374)  1,181,133    4,802,208     6,512,234       148,622    21,138,563
                                                   =========   =========    =========     =========     =========     =========

                                                       GLOBAL SMALLER        GLOBAL TECHNOLOGY
                                                       COMPANIES FUND               FUND
                                                  ------------------------ -----------------------
                                                  SIX MONTHS      YEAR     SIX MONTHS       YEAR
                                                     ENDED        ENDED       ENDED         ENDED
                                                    4/30/97     10/31/96     4/30/97      10/31/96
                                                  -----------   --------   ----------     --------
Sale of shares:
  Class A ....................................     6,883,702  14,815,923    1,854,384    17,384,851
  Class B ....................................     6,638,697   7,109,733      996,496     1,722,202
  Class D ....................................     5,649,633  12,391,966      994,758     8,129,479
Shares issued in payment
  of dividends-- Class A .....................            --          --           --        46,553
Exchanged from associated Funds:
  Class A ....................................     1,668,254   4,872,301    5,994,927     4,299,624
  Class B ....................................       434,759      38,810      502,984        10,746
  Class D ....................................       966,365   2,260,491      562,483     3,216,569
Shares issued in payment of gain distributions:
  Class A ....................................     1,069,354     543,143           --     2,420,521
  Class B ....................................       335,948          --           --            --
  Class D ....................................       936,106     481,944           --       918,803
                                                  ----------  ----------   ----------    ----------
Total ........................................    24,582,818  42,514,311   10,906,032    38,149,348
                                                  ----------  ----------   ----------    ----------
Shares repurchased:
  Class A ....................................    (3,598,482) (2,088,149)  (5,507,800)   (7,730,984)
  Class B ....................................      (691,804)    (60,958)    (171,790)      (21,522)
  Class D ....................................    (1,776,906) (1,186,520)  (2,272,493)   (2,466,759)
Exchanged into associated Funds:
  Class A ....................................    (1,794,904) (2,373,469)  (6,261,271)   (6,549,438)
  Class B ....................................      (618,019)    (22,416)    (460,319)      (13,343)
  Class D ....................................      (870,409)   (822,351)    (934,894)   (4,547,765)
                                                  ----------  ----------   ----------    ----------
Total ........................................    (9,350,524) (6,553,863) (15,608,567)  (21,329,811)
                                                  ----------  ----------   ----------    ----------
Increase (decrease) in shares ................    15,232,294  35,960,448   (4,702,535)   16,819,537
                                                  ==========  ==========   ==========    ==========

--------------------
* Commencement of operations.

-----
50

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


9. At April 30, 1997, the Fund had outstanding forward exchange currency contracts to purchase or sell foreign currencies as follows:


                                                                                                              UNREALIZED
                                         FOREIGN         IN EXCHANGE        SETTLEMENT                       APPRECIATION
        CONTRACT                        CURRENCY           FOR US $            DATE          VALUE US $      (DEPRECIATION)
       -----------                    -------------     -------------     -------------    -------------    ---------------
INTERNATIONAL FUND
Purchases:
Belgian Francs .................       2,700,276          75,765            05/05/97          75,659          $     (106)
Portuguese Escudos .............      41,520,164         239,447            05/05/97         239,102                (345)
Spanish Pesetas ................       8,744,740          60,031            05/06/97          59,914                (117)
                                                                                                              ----------
                                                                                                                    (568)
                                                                                                              ----------

Sales:
French Francs ..................      26,502,240       4,800,000            05/07/97       4,544,669             255,331
GermanDeutschemarks ............       4,347,980       2,600,000            05/12/97       2,513,429              86,571
Swiss Francs ...................       2,781,240       1,960,000            05/12/97       1,888,916              71,084
                                                                                                              ----------
                                                                                                                 412,986
                                                                                                              ----------
                                                                                                              $  412,418
                                                                                                              ==========
GLOBAL GROWTH OPPORTUNITIES FUND
Purchases:
French Francs ..................       5,504,276         945,265            05/05/97         944,211          $   (1,054)
                                                                                                              ----------

Sales:
French Francs ..................      28,236,500       5,000,000            05/12/97       4,843,892             156,108
German Deutschemarks ...........       8,361,500       5,000,000            05/12/97       4,833,516             166,484
                                                                                                              ----------
                                                                                                                 322,592
                                                                                                              ----------
                                                                                                              $  321,538
                                                                                                              ==========
GLOBAL SMALLER COMPANIES FUND
Purchases:
Japanese Yen ...................     125,276,950         988,205            05/01/97         986,665          $   (1,540)
British Pounds .................          27,651          45,057            05/02/97          44,941                (116)
Thai Bahts .....................      10,277,258         393,614            05/02/97         393,463                (151)
                                                                                                              ----------
                                                                                                                  (1,807)
                                                                                                              ----------
Sales:
Philippine Pesos ...............       8,771,971         332,096            05/05/97         332,096
German Deutschemarks ...........       1,099,456         636,259            05/05/97         635,781                 478
French Francs ..................      73,433,290      13,300,000            05/05/97      12,590,147             709,853
German Deutschemarks ...........      21,739,900      13,000,000            05/12/97      12,567,142             432,858
                                                                                                              ----------
                                                                                                               1,143,189
                                                                                                              ----------
                                                                                                              $1,141,382
                                                                                                              ==========
GLOBAL TECHNOLOGY FUND
Sales:
Japanese Yen ...................   2,350,605,000      18,956,492            07/31/97      18,735,892          $  220,600
                                                                                                              ==========

                                                                           -----

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

     The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance of each Class, on a per share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts based on average shares outstanding.

     "Total return based on net asset value" measures each Class's performance but assumes that investors purchased Fund shares at net asset value as of the beginning of the period, invested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of each Series. The total returns for periods of less than one year are not annualized.

     "Average commission rate paid" represents the average commissions paid by each Series to purchase or sell portfolio securities. It is determined by dividing the total commission dollars paid by the number of shares purchased and sold during the period for which the commissions were paid. This rate is provided for the fiscal periods beginning November 1, 1995.

                                                                            INTERNATIONAL FUND
                                                   --------------------------------------------------------------------
                                                                                  CLASS A
                                                   --------------------------------------------------------------------
                                                      SIX
                                                    MONTHS                 YEAR ENDED OCTOBER 31,               4/7/92*
                                                     ENDED       ---------------------------------------          TO
                                                    4/30/97      1996       1995        1994        1993       10/31/92
                                                   ---------     -----      ----        -----       ----       --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                $17.17       $16.71     $17.67      $15.98     $11.89       $12.00
                                                    ------       ------     ------      ------     ------       ------

Net investment income (loss) .................       (0.08)        0.05       0.06        0.04       0.04         0.08
Net realized and unrealized
   investment gain (loss) ....................        2.11         1.77      (0.42)       0.91       4.25        (0.23)
Net realized and unrealized gain (loss) on
  foreign currency transactions ..............       (1.03)       (0.44)      0.09        1.08      (0.17)        0.04
                                                    ------       ------     ------      ------     ------       ------
Increase (decrease) from investment operations        1.00         1.38      (0.27)       2.03       4.12        (0.11)
Dividends paid ...............................          --           --         --       (0.01)     (0.03)         --
Distributions from net gain realized .........       (0.89)       (0.92)     (0.69)      (0.33)       --           --
                                                    ------       ------      ------     ------     ------       ------

Net increase (decrease) in net asset value ...        0.11         0.46      (0.96)       1.69       4.09        (0.11)

Net asset value, end of period ...............      $17.28       $17.17     $16.71      $17.67     $15.98       $11.89

TOTAL RETURN BASED ON NET ASSET VALUE: .......       5.91%        8.43%    (1.24)%      12.85%     34.78%      (0.92)%
RATIOS/SUPPLEMENTAL DATA:

Expenses to average net assets ...............       1.89%+       1.81%      1.69%       1.63%      1.75%       1.75%+
Net investment income (loss) to average
  net assets .................................     (0.87)%+       0.28%      0.35%       0.27%      0.27%       1.25%+
Portfolio turnover ...........................      27.78%       55.71%     60.70%      39.59%     46.17%       12.77%
Average commission rate paid .................     $0.0175      $0.0180
Net assets, end of period (000s omitted) .....     $46,640      $50,998    $48,763     $62,922    $33,134      $14,680
Without management fee waiver and expense
   reimbursement***

Net investment income (loss) per share .......                                                     $(0.04)         --
Ratios:
  Expenses to average net assets .............                                                      2.30%        2.92%+
  Net investment income (loss) to
     average net assets ......................                                                    (0.28)%        0.08%+


----------
See footnotes on page 57.

------
52

--------------------------------------------------------------------------------


                                                                        INTERNATIONAL FUND (continued)

                                             ---------------------------------------------------------------------------------------
                                                       CLASS B                                  CLASS D
                                             ---------------------------------------------------------------------------------------
                                                  SIX                      SIX                 YEAR ENDED
                                                MONTHS      4/22/96**    MONTHS                OCTOBER 31,           9/21/93**
                                                 ENDED        TO          ENDED     ------------------------------       TO
PER SHARE OPERATING PERFORMANCE:               4/30/97     10/31/96      4/30/97     1996        1995        1994     10/31/93
                                               --------     -------     ---------    -----       -----       -----    --------
Net asset value, beginning of period .........  $16.74      $17.38      $16.74      $16.43      $17.53      $15.96     $15.23
                                                ------      ------      ------      ------      ------      ------     ------
Net investment loss ..........................   (0.14)      (0.03)      (0.14)      (0.08)      (0.07)      (0.09)     (0.03)
Net realized and unrealized
  investment gain (loss) .....................    2.07       (0.54)       2.07        1.75       (0.43)       0.91       1.17
Net realized and unrealized gain (loss) on
  foreign currency transactions ..............   (1.03)      (0.07)      (1.03)      (0.44)       0.09        1.08      (0.41)
                                                ------      ------      ------      ------      ------      ------     ------
Increase (decrease) from investment operations    0.90       (0.64)       0.90        1.23       (0.41)       1.90       0.73
Dividends paid                                      --          --          --          --          --          --         --
Distributions from net gain realized .........   (0.89)         --       (0.89)      (0.92)      (0.69)      (0.33)        --
                                                ------      ------      ------      ------      ------      ------     ------
Net increase (decrease) in net asset value ...    0.01       (0.64)       0.01        0.31       (1.10)       1.57       0.73
                                                ------      ------      ------      ------      ------      ------     ------
Net asset value, end of period ...............  $16.75      $16.74      $16.75      $16.74      $16.43      $17.53     $15.96
                                                ------      ------      ------      ------      ------      ------     ------

TOTAL RETURN BASED ON NET ASSETVALUE: ........   5.44%     (3.68)%       5.44%       7.62%     (2.08)%      12.03%      4.79%

RATIOS/SUPPLEMENTAL DATA:

Expenses to average net assets ...............   2.69%+      2.66%+      2.69%+      2.64%       2.50%       2.50%      2.50%+
Net investment loss to average
  net assets ................................. (1.67)%+    (0.35)%+    (1.67)%+    (0.47)%     (0.44)%     (0.53)%    (1.86)%+
Portfolio turnover                              27.78%      55.71%+++   27.78%      55.71%      60.70%      39.59%     46.17%++
Average commission rate paid ................. $0.0175     $0.0180+++  $0.0175     $0.0180
Net assets, end of period (000s omitted) .....  $4,686      $2,843     $42,489     $47,917     $31,273     $19,903     $1,648
Without management fee waiver and expense
  reimbursement***

Net investment loss per share                                                                   $(0.09)     $(0.11)    $(0.11)
Ratios:
  Expenses to average net assets                                                                 2.62%       2.67%      8.49%+
  Net investment loss to
    average net assets                                                                         (0.56)%     (0.70)%    (7.84)%+

----------
See footnotes on page 57.
                                                                           -----

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                           EMERGING MARKETS GROWTH FUND
                                              ------------------------------------------------------------------------------
                                                        CLASS A                   CLASS B                    CLASS D
                                              --------------------------   -----------------------   -----------------------
                                                SIX MONTHS     5/28/96**   SIX MONTHS    5/28/96**   SIX MONTHS    5/28/96**
                                                   ENDED         TO           ENDED         TO          ENDED          TO
PER SHARE OPERATING PERFORMANCE:                  4/30/97     10/31/96       4/30/97     10/31/96      4/30/97     10/31/96
                                               ------------- -----------   -----------  ----------- ------------- -----------
Net asset value, beginning of period ..........    $6.78        $7.14        $6.76         $7.14        $6.76        $7.14
                                                  ------       ------       ------        ------       ------       ------
Net investment loss ...........................    (0.05)       (0.02)       (0.08)        (0.04)       (0.08)       (0.04)
Net realized and unrealized investment
  gain (loss) .................................     1.35        (0.25)        1.34         (0.25)        1.34        (0.25)
Net realized and unrealized loss on foreign
  currency transactions .......................    (0.09)       (0.09)       (0.09)        (0.09)       (0.09)       (0.09)
                                                  ------       ------       ------        ------       ------       ------
Increase (decrease) from investment
  operations ..................................     1.21        (0.36)        1.17         (0.38)        1.17        (0.38)
Dividends paid ................................       --           --           --            --           --           --
Distributions from net gain realized ..........       --           --           --            --           --           --
                                                  ------       ------       ------        ------       ------       ------
Net increase (decrease) in net asset value ....     1.21        (0.36)        1.17         (0.38)        1.17        (0.38)
                                                  ------       ------       ------        ------       ------       ------
Net asset value, end of period ................    $7.99        $6.78        $7.93         $6.76        $7.93        $6.76
                                                  ======       ======       ======        ======       ======       ======
TOTAL RETURN BASED ON NET ASSET VALUE: ........   17.85%      (5.04)%       17.31%       (5.32)%       17.31%      (5.32)%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ................    2.44%+       2.22%+       3.22%+        3.00%+       3.22%+       3.00%+
Net investment loss to average net assets .....  (1.36)%+     (0.69)%+     (2.14)%+      (1.47)%+     (2.14)%+     (1.47)%+
Portfolio turnover ............................   29.59%       12.24%       29.59%        12.24%       29.59%       12.24%
Average commission rate paid ..................  $0.0015      $0.0156      $0.0015       $0.0156      $0.0015      $0.0156
Net assets, end of period (000s omitted) ......  $39,596      $19,864      $22,185       $10,541      $28,245      $13,664
Without management fee waiver and expense
  reimbursement***

Net investment loss per share .................   $(0.05)      $(0.05)      $(0.08)       $(0.07)      $(0.08)      $(0.07)
Ratios:
  Expenses to average net assets ..............    2.47%+       3.02%+       3.25%+        3.80%+       3.25%+       3.80%+
  Net investment loss to average net assets ...  (1.39)%+     (1.49)%+     (2.17)%+      (2.27)%+      (2.17)%+    (2.27)%+

                                                                           GLOBAL GROWTH OPPORTUNITIES FUND
                                             -----------------------------------------------------------------------------------
                                                        CLASS A                   CLASS B                    CLASS D
                                             --------------- ----------- -------------- ----------   -----------   ----------
                                                SIX MONTHS    11/1/95**    SIX MONTHS    4/22/96**   SIX MONTHS     11/1/95**
                                                   ENDED         TO           ENDED         TO          ENDED           TO
PER SHARE OPERATING PERFORMANCE:                  4/30/97     10/31/96       4/30/97     10/31/96      4/30/97       10/31/96
                                              -------------- ----------- -------------- ---------      -------      ---------
Net asset value, beginning of period ..........    $8.08        $7.14        $8.02         $8.04        $8.02        $7.14
                                                  ------       ------       ------        ------       ------       ------
Net investment loss ...........................    (0.02)       (0.03)       (0.05)        (0.04)       (0.05)       (0.09)
Net realized and unrealized investment gain ...     0.77         1.12         0.77          0.06         0.77         1.12
Net realized and unrealized loss on foreign
  currency transactions .......................    (0.32)       (0.15)       (0.32)        (0.04)       (0.32)       (0.15)
                                                  ------       ------       ------        ------       ------       ------
Increase (decrease) from investment operations      0.43         0.94         0.40         (0.02)        0.40         0.88
Dividends paid ................................       --           --           --             --          --           --
Distributions from net gain realized ..........       --           --           --             --          --           --
                                                  ------       ------       ------        ------       ------       ------
Net increase (decrease) in net asset value ....     0.43         0.94         0.40         (0.02)        0.40         0.88
                                                  ------       ------       ------        ------       ------       ------
Net asset value, end of period ................    $8.51        $8.08        $8.42         $8.02        $8.42        $8.02
                                                  ======       ======       ======        ======       ======       ======
TOTAL RETURN BASED ON NET ASSET VALUE: ........    5.32%       13.17%        4.99%       (0.25)%        4.99%       12.33%

RATIOS/SUPPLEMENTAL DATA:

Expenses to average net assets ................    1.78%+       1.91%        2.54%+        2.53%+       2.54%+       2.67%
Net investment loss to average net assets .....  (0.63)%+     (0.53)%      (1.39)%+      (1.13)%+     (1.39)%+     (1.25)%
Portfolio turnover ............................   33.56%       31.44%       33.56%        31.44%+++    33.56%       31.44%
Average commission rate paid ..................  $0.0323      $0.0160      $0.0323       $0.0160+++   $0.0323      $0.0160
Net assets, end of period (000s omitted) ...... $106,531     $107,509      $14,580       $ 9,257      $59,269      $53,540
---------------
See footnotes on page 57.

-----
54

--------------------------------------------------------------------------------

                                                                          GLOBAL SMALLER COMPANIES FUND
                                                 --------------------------------------------------------------------------
                                                                                      CLASS A
                                                 --------------------------------------------------------------------------
                                                    SIX
                                                  MONTHS                   YEAR ENDED OCTOBER 31,                   9/9/92*
                                                   ENDED       ----------------------------------------------         TO
PER SHARE OPERATING PERFORMANCE:                  4/30/97      1996         1995           1994         1993       10/31/92
                                                 ---------     -----        -----         ------        -----      --------
Net asset value, beginning of period ..........   $15.14       $13.90       $11.93         $9.98        $7.15        $7.14
                                                  ------       ------       ------        ------       ------       ------
Net investment income (loss)  .................    (0.03)          --        (0.02)        (0.08)       (0.02)          --
Net realized and unrealized investment gain ...     0.40         2.38         2.24          1.57         3.07         0.02
Net realized and unrealized gain (loss) on

  foreign currency transactions ...............    (0.66)       (0.18)        0.08          0.52        (0.20)       (0.01)
                                                  ------       ------       ------        ------       ------       ------
Increase (decrease) from investment operations     (0.29)        2.20         2.30          2.01         2.85         0.01
Dividends paid                                        --           --           --            --        (0.02)          --
Distributions from net gain realized ..........    (0.73)       (0.96)       (0.33)        (0.06)          --           --
                                                  ------       ------       ------        ------       ------       ------
Net increase (decrease) in net asset value ....    (1.02)        1.24         1.97          1.95         2.83         0.01
                                                  ------       ------       ------        ------       ------       ------
Net asset value, end of period ................   $14.12       $15.14       $13.90        $11.93        $9.98        $7.15
                                                  ======       ======       ======        ======       ======       ======
TOTAL RETURN BASED ON NET ASSET VALUE: ........  (2.12)%       16.95%       20.10%        20.28%       39.86%        0.14%

RATIOS/SUPPLEMENTAL DATA:

Expenses to average net assets ................    1.71%+       1.75%        1.83%         1.92%        1.98%        1.75%+
Net investment income (loss) to average
  net assets ..................................  (0.40)%+       0.01%      (0.20)%       (0.77)%      (0.29)%        0.13%+
Portfolio turnover ............................   26.56%       45.38%       63.05%        62.47%       60.03%           --
Average commission rate paid ..................  $0.0179      $0.0211
Net assets, end of period (000s omitted) ...... $386,491     $350,359     $102,479       $46,269      $20,703       $1,562
Without management fee waiver and expense
  reimbursement***

Net investment loss per share .................                                                        $(0.18)      $(0.07)
Ratios:
  Expenses to average net assets ..............                                                         3.90%       12.28%+
  Net investment loss to
    average net assets ........................                                                       (2.21)%     (10.44)%+



                                                                      GLOBAL SMALLER COMPANIES FUND (CONTINUED)
                                                --------------------------------------------------------------------------------
                                                         CLASS B                                  CLASS D
                                                ----------------------   -------------------------------------------------------
                                                   SIX                   SIX                  YEAR ENDED
                                                  MONTHS    4/22/96**   MONTHS                 OCTOBER 31,             5/3/93**
                                                 ENDED        TO        ENDED      ------------------------------        TO
PER SHARE OPERATING PERFORMANCE:                 4/30/97   10/31/96     4/30/97      1996        1995        1994      10/31/93
                                                 --------   -------    ---------     -----       -----       -----     --------
Net asset value, beginning of period ..........   $14.72    $14.44      $14.72      $13.63      $11.80       $9.94      $8.52
                                                  ------    ------      ------      ------      ------      ------     ------
Net investment loss ...........................    (0.08)    (0.06)      (0.08)      (0.11)      (0.12)      (0.16)     (0.05)
Net realized and unrealized investment gain ...     0.40      0.33        0.40        2.34        2.20        1.57       1.60
Net realized and unrealized gain (loss) on
  foreign currency transactions ...............    (0.66)     0.01       (0.66)      (0.18)       0.08        0.51      (0.13)
                                                  ------    ------      ------      ------      ------      ------     ------
Increase (decrease) from investment operations     (0.34)     0.28       (0.34        2.05        2.16        1.92       1.42
Dividends paid ................................       --        --          --          --          --          --         --
Distributions from net gain realized ..........    (0.73)       --       (0.73)      (0.96)      (0.33)      (0.06)        --
                                                  ------    ------      ------      ------      ------      ------     ------
Net increase (decrease) in net asset value ....    (1.07)     0.28       (1.07)       1.09        1.83        1.86       1.42
                                                  ------    ------      ------      ------      ------      ------     ------
Net asset value, end of period ................   $13.65    $14.72      $13.65      $14.72      $13.63      $11.80      $9.94
                                                  ======    ======      ======      ======      ======      ======      =====
TOTAL RETURN BASED ON NET ASSET VALUE: ........  (2.53)%     1.94%     (2.53)%      16.14%      19.11%      19.45%     16.67%

RATIOS/SUPPLEMENTAL DATA:

Expenses to average net assets ................    2.47%+    2.54%+      2.47%+      2.51%       2.61%       2.70%      2.75%+
Net investment loss to average
  net assets ..................................  (1.16)%+  (0.80)%+    (1.16)%+    (0.75)%     (0.97)%     (1.53)%    (1.35)%+
Portfolio turnover ............................   26.56%    45.38%+++   26,56%      45.38%      63.05%      62.47%     60.03%++
Average commission rate paid ..................  $0.0179   $0.0211+++  $0.0179     $0.0211
Net assets, end of period (000s omitted) ...... $179,667  $103,968    $331,855    $285,477     $85,548     $38,317    $10,344
Without management fee waiver and expense
  reimbursement***

Net investment loss per share                                                                                          $(0.11)
Ratios:
  Expenses to average net assets                                                                                        4.25%+
  Net investment loss to average net assets                                                                           (2.85)%+

---------------
See footnotes on page 57.

                                                                           -----

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                      GLOBAL TECHNOLOGY FUND
                                                      --------------------------------------------------
                                                                            CLASS A
                                                      --------------------------------------------------
                                                          SIX              YEAR ENDED
                                                         MONTHS            OCTOBER 31,         5/23/94**
                                                         ENDED       -------------------          TO
PER SHARE OPERATING PERFORMANCE:                        4/30/97       1996          1995       10/31/94
                                                      ---------      -----         -----      --------
Net asset value, beginning of period ................   $11.31       $13.05        $8.37         $7.14
                                                        ------       ------       ------        ------
Net investment loss .................................    (0.08)       (0.08)       (0.10)        (0.01)
Net realized and unrealized investment gain (loss) ..     1.83        (0.92)        4.90          1.08
Net realized and unrealized gain (loss) on foreign

  currency transactions .............................    (0.15)        0.05        (0.05)         0.16
                                                        ------       ------       ------        ------
Increase (decrease) from investment operations ......     1.60        (0.95)        4.75          1.23
Dividends paid ......................................      --         (0.02)          --            --
Distributions from net gain realized ................      --         (0.77)       (0.07)           --

                                                        ------       ------       ------        ------
Net increase (decrease) in net asset value ..........     1.60        (1.74)        4.68          1.23
                                                        ------       ------       ------        ------
Net asset value, end of period ......................   $12.91       $11.31       $13.05         $8.37
                                                        ======       ======       ======        ======


TOTAL RETURN BASED ON NET ASSETVALUE: ...............   14.15%      (7.33)%       57.31%        17.23%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ......................    1.69%+       1.75%        1.91%         2.00%+
Net investment loss to average net assets ...........  (1.17)%+     (0.74)%      (0.89)%       (0.45)%+
Portfolio turnover ..................................   41.24%       73.00%       87.42%        29.20%
Average commission rate paid ........................  $0.0175      $0.0182
Net assets, end of period (000s omitted) ............ $520,090     $499,858     $447,732       $50,719
Without management fee waiver and expense
  reimbursement***

Net investment loss per share                                                                  $(0.02)
Ratios:

  Expenses to average net assets                                                                 2.18%+
  Net investment loss to average net assets                                                    (0.63)%+


--------------------
See footnotes on page 57.

----
56

--------------------------------------------------------------------------------

                                                                GLOBAL TECHNOLOGY FUND (continued)
                                              -----------------------------------------------------------------------
                                                       CLASS B                            CLASS D
                                              ----------------------------------    ---------------------------------
                                                  SIX                     SIX           YEAR ENDED
                                                MONTHS      4/22/96**   MONTHS          OCTOBER 31,        5/23/94**
                                                 ENDED        TO         ENDED      ------------------         TO
PER SHARE OPERATING PERFORMANCE:               4/30/97     10/31/96     4/30/97      1996        1995      10/31/94
                                               --------     -------    ---------     -----       -----     --------
Net asset value, beginning of period ........   $11.09      $11.47      $11.09      $12.89       $8.34       $7.14
                                                ------      ------      ------      ------      ------      ------
Net investment loss .........................    (0.12)      (0.08)      (0.12)      (0.17)      (0.18)      (0.04)
Net realized and unrealized investment
  gain (loss) ...............................     1.80       (0.39)       1.80       (0.91)       4.85        1.08
Net realized and unrealized gain
  (loss) on foreign  currency transactions ..    (0.15)       0.09       (0.15)       0.05       (0.05)       0.16
                                                ------      ------      ------      ------      ------      ------
Increase (decrease) from investment
  operations ................................     1.53       (0.38)       1.53       (1.03)    `  4.62        1.20
Dividends paid ..............................       --          --          --          --          --          --
Distributions from net gain realized ........       --          --          --       (0.77)      (0.07)         --

                                                ------      ------      ------      ------      ------      ------
Net increase (decrease) in net asset value ..     1.53       (0.38)       1.53       (1.80)       4.55        1.20
                                                ------      ------      ------      ------      ------      ------
Net asset value, end of period ..............   $12.62      $11.09      $12.62      $11.09      $12.89       $8.34
                                                ------      ------      ------      ------      ------      ------
TOTAL RETURN BASED ON NET ASSETVALUE: .......   13.80%     (3.31)%      13.80%     (8.07)%      55.95%      16.81%

RATIOS/SUPPLEMENTAL DATA:

Expenses to average net assets ..............    2.44%+      2.51%+      2.44%+      2.52%       2.66%       2.75%+
Net investment loss to average net assets ...  (1.92)%+    (1.40)%+    (1.92)%+    (1.50)%     (1.63)%     (1.22)%+
Portfolio turnover ..........................   41.24%      73.00%+++   41.24%      73.00%      87.42%      29.20%
Average commission rate paid ................  $0.0175     $0.0182+++  $0.0175     $0.0182
Net assets, end of period (000s omitted) ....  $32,373     $18,840    $203,746    $197,412    $161,622      $6,499
Without management fee waiver and expense
  reimbursement***
Net investment loss per share                                                                              $(0.06)
Ratios:
  Expenses to average net assets                                                                             3.36%+
  Net investment loss to average net assets                                                                (1.83)%+

---------------------
   *Commencement of investment operations.
  **Commencement of operations.
 ***The Manager and Subadviser, at their discretion, waived a portion of their fees and, in some cases, the Subadviser reimbursed certain expenses for the periods presented. +Annualized.
  ++For the year ended October 31, 1993.
 +++For the year ended October 31, 1996.

See Notes to Financial Statements.

                                                                            ----

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT
AUDITORS

--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN HENDERSON GLOBAL FUND SERIES, INC.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the International Fund, the Emerging Markets Growth Fund, the Global Growth Opportunities Fund, the Global Smaller Companies Fund, and the Global Technology Fund Series of Seligman Henderson Global Fund Series, Inc. as of April 30, 1997, the related statements of operations for the six months then ended and of changes in net assets (1) for the six months then ended, (2) for the year ended October 31, 1996 for the International Fund, the Global Growth Opportunities Fund, the Global Smaller Companies Fund, and the Global Technology Fund, and (3) for the period May 28, 1996 (commencement of operations) to October 31, 1996, for the Emerging Markets Growth Fund and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at April 30, 1997, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting princples used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each Series of Seligman Henderson Global Fund Series, Inc. as of April 30, 1997, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
June 6, 1997

----
58

--------------------------------------------------------------------------------
BOARD OF DIRECTORS

--------------------------------------------------------------------------------
Fred E. Brown
DIRECTOR EMERITUS
DIRECTOR AND CONSULTANT,
  J. & W. Seligman & Co. Incorporated

John R. Galvin 2
DEAN, Fletcher School of Law and
  Diplomacy at Tufts University
DIRECTOR, USLIFE Corporation

Alice S. Ilchman 3
PRESIDENT, Sarah Lawrence College
TRUSTEE, Committee for
  Economic Development
DIRECTOR, NYNEX
CHAIRMAN, The Rockefeller Foundation

Frank A. McPherson 2
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center

John E. Merow
RETIRED CHAIRMAN AND SENIOR PARTNER,
  Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth
  Aluminum Corporation

Betsy S. Michel 2
DIRECTOR OR TRUSTEE,
  Various Organizations

William C. Morris 1
CHAIRMAN
CHAIRMAN OF THE BOARD,
  J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

James C. Pitney 3
RETIRED PARTNER, Pitney, Hardin, Kipp
  & Szuch, Law Firm
DIRECTOR, Public Service Enterprise Group

James Q. Riordan 3
DIRECTOR, The Brooklyn Union Gas Company
TRUSTEE, Committee for
  Economic Development
DIRECTOR, Dow Jones & Co., Inc.
DIRECTOR, Public Broadcasting Service

Richard R. Schmaltz
MANAGING DIRECTOR,
  J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

Robert L. Shafer 3
DIRECTOR OR TRUSTEE,
  Various Organizations

James N. Whitson 2
EXECUTIVE VICE PRESIDENT AND DIRECTOR,
  Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, Red Man Pipe and Supply Company

Brian T. Zino 1
PRESIDENT
PRESIDENT, J. & W. Seligman & Co.
  Incorporated
CHAIRMAN AND PRESIDENT,
  Seligman Data Corp.

--------------------------
Member:    1 Executive Committee
           2 Audit Committee
           3 Director Nominating
               Committee

--------------------------------------------------------------------------------

                                                                            ----

--------------------------------------------------------------------------------
EXECUTIVE OFFICERS

William C. Morris
CHAIRMAN

Brian T. Zino
PRESIDENT

Brian Ashford-Russell
VICE PRESIDENT

Peter Bassett
VICE PRESIDENT

Iain C. Clark
VICE PRESIDENT

Nitin Mehta
VICE PRESIDENT

Arsen Mrakovcic
VICE PRESIDENT

Loris D. Muzzatti
VICE PRESIDENT

Lawrence P. Vogel
VICE PRESIDENT

Paul H. Wick
VICE PRESIDENT

Thomas G. Rose
TREASURER

Frank J. Nasta
SECRETARY

--------------------------------------------------------------------------------

CORRESPONDENCE

--------------------------------------------------------------------------------
Manager
J. &W. Seligman &Co. Incorporated
100 Park Avenue
New York, NY  10017

General Counsel
Sullivan &Cromwell

Independent Auditors
Deloitte &Touche LLP

Subadviser
Seligman Henderson Co.
100 Park Avenue
New York, NY  10017

General Distributor
Seligman Financial Services, Inc.
100 Park Avenue
New York, NY  10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY  10017

Important Telephone Numbers
(800) 221-2450   Shareholder Services

(800) 445-1777   Retirement Plan
                 Services

(800) 622-4597   24-Hour Automated
                 Telephone Access
                 Service

--------------------------------------------------------------------------------

----
60

                        Seligman Financial Services Inc.
                                 an affiliate of

                                      JWS

                             J. & W. Seligman & Co.
                                  Incorporated
                                Established 1864

                      100 Park Avenue, New York, NY 10017


THIS REPORT IS INTENDED FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF SELIGMAN HENDERSON GLOBAL FUND SERIES, INC., WHICH CONTAINS INFORMATION ABOUT SALES CHARGES, MANAGEMENT FEES, AND OTHER COSTS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.

EQSH3 4/97
                                                                [LOGO]
                                                       Printed on Recycled Paper